Exhibit 10.31

EXHIBIT A

Amended and Restated
Limited Liability Company Agreement
of
MEDLEY REALD INVESTORS LLC
_______________

Dated as of November [ ], 2018

i

NOTICE

NEITHER MEDLEY REALD INVESTORS LLC NOR THE MEMBER INTERESTS THEREIN HAVE BEEN OR WILL BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THE SECURITIES LAWS OF ANY OF THE STATES OF THE UNITED STATES OR THE SECURITIES LAWS OF ANY FOREIGN JURISDICTION.
THE DELIVERY OF THIS LIMITED LIABILITY COMPANY AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY OFFER, SOLICITATION OR SALE OF MEMBER INTERESTS IN MEDLEY REALD INVESTORS LLC IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE.
THE MEMBER INTERESTS IN MEDLEY REALD INVESTORS LLC ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE OR FOREIGN SECURITIES LAWS PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS AND CONDITIONS SET FORTH IN THIS LIMITED LIABILITY COMPANY AGREEMENT.

ii

Page
Article I DEFINITIONS    1

Section 1.1	Definitions 1
Article II GENERAL PROVISIONS    8

Section 2.1	Company; Name 8

Section 2.2	Offices 9

Section 2.3	Purpose and Powers of the Company 9

Section 2.4	Liabilities of the Members Generally 9

Section 2.5	Fiscal Year 10

Section 2.6	Non-Managing Member Interests 10

Section 2.7	No Benefits, Duties or Obligations to Creditors 11
Article III MANAGEMENT AND OPERATIONS OF THE COMPANY    11

Section 3.1	Managing Member 11

Section 3.2	Officers 12

Section 3.3	Company Expenses 12
Article IV COMPANY CAPITAL CONTRIBUTIONS    12

Section 4.1	Company Capital Contributions 12

Section 4.2	Default in Company Capital Contributions 13

Section 4.3	Rights of Members in Capital 13

Section 4.4	Capital Accounts 14
Article V CARRIED INTEREST    15

Section 5.1	Participation in Carried Interest Proceeds 15

Section 5.2	Reduction of Participation Upon Becoming a Non-Continuing Member 16
Article VI allocations    16

Section 6.1	Allocation of Profits and Losses 16

Section 6.2	Tax Allocations 17
Article VII DISTRIBUTIONS    18

Section 7.1	Distributions 18

Section 7.2	Reserves; Withholding of Certain Amounts 19

Section 7.3	Company Clawback 20

Section 7.4	Member Giveback 21

Section 7.5	Interpretive Authority of Managing Member 21

Section 7.6	Giveback of Excess Distributions 21
Article VIII BOOKS AND RECORDS; REPORTS; CONFIDENTIALITY    21

Section 8.1	Records and Accounting; Partnership Representative 21

Section 8.2	Reports 23

Section 8.3	Valuation 23

Section 8.4	Confidentiality 23
Article IX TRANSFERS; CERTAIN WITHDRAWALS    24

Section 9.1	Transfer and Assignment of Company Interest 24

Section 9.2	Vehicle Members 25

Article X EXCULPATION AND INDEMNIFICATION    26

Section 10.1	Liability, Limitation, Indemnification and Contribution 26

Section 10.2	Survival of Rights 27
Article XI DISSOLUTION AND WINDING UP    27

Section 11.1	Term 27

Section 11.2	Winding Up 27
Article XII REPRESENTATIONS AND WARRANTIES    28

Section 12.1	Legal Capacity, etc. 28

Section 12.2	Investment Risks 28

Section 12.3	No Illegal Activity or Proscribed Persons 29

Section 12.4	U.S. Tax Forms 29

Section 12.5	Securities Law Matters 29
Article XIII MISCELLANEOUS    30

Section 13.1	Termination 30

Section 13.2	Restrictive Covenants 30

Section 13.3	Governing Law; Severability; Jurisdiction 30

Section 13.4	Amendments 31

Section 13.5	Successors; Counterparts; Signatures 32

Section 13.6	Interpretation 32

Section 13.7	Power of Attorney 32

Section 13.8	No Decree of Dissolution 32

Section 13.9	Determinations of the Members; Non-Continuing Status 33

Section 13.10	Notices 33

Section 13.11	Further Assurances 33

Section 13.12	Entire Agreement 34
Schedule I    Terms Applicable to Non-Continuing Members
Exhibit A    Form of Spousal Consent
27

103058476.2

MEDLEY REALD INVESTORS LLC
AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
This AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT dated as of November [__], 2018 of Medley RealD Investors LLC, a limited liability company formed under the laws of the State of Delaware (the “Company”), by and among Medley Capital LLC, as managing member of the Company, and those admitted to the Company as Non-Managing Members (as defined below) in accordance herewith.

WHEREAS, the Company was formed pursuant to the Delaware Act (as defined below) by the filing of a Certificate of Formation of the Company, dated as of November 1, 2018 (the “Certificate”), in the office of the Secretary of State of the State of Delaware on November 1, 2018;
WHEREAS, Medley Capital LLC, as sole member, entered into a Limited Liability Company Agreement of the Company, dated as of November 1, 2018 (the “Original Agreement”); and
WHEREAS, the parties hereto desire to admit additional members to the Company as Non-Managing Members, and in connection therewith, to amend and restate the Original Agreement in its entirety.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and intending to be legally bound, the parties hereto hereby agree to amend and restate the Original Agreement in its entirety as follows:

Article I
Article IIDEFINITIONS
Section 1.Definitions
. The following terms, as used in this Agreement, have the respective meanings set forth below:
“2015 Act” has the meaning set forth in Section 8.1(c).
“Adjusted Capital Account Balance” means, with respect to any Member, the balance in such Member’s Capital Account adjusted (a) by taking into account the adjustments, allocations and distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6); and (b) by adding to such balance such Member’s share of partnership minimum gain and partner nonrecourse debt minimum gain, determined pursuant to Treasury Regulations Section 1.704-2(g)(1) and 1.704-2(i)(5). The foregoing definition of Adjusted Capital Account Balance is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
“Affiliate” of any Person means any other Person that, directly or indirectly through one of more intermediaries, controls, is controlled by or is under common control with such Person, and the term “Affiliated” shall have a correlative meaning. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies or investment decisions of a Person, whether through the ownership of voting securities, by contract or otherwise. Members of the immediate family (i.e., spouse, parents and lineal descendants) of any Member, and any family trusts for, and estate planning vehicles of, any Member and such Member’s immediate family members shall be deemed to be Affiliates of such Member. For the avoidance of doubt, no Member shall be deemed an Affiliate of any other Member solely by virtue of its Interest.
“After Tax Carried Interest Proceeds” means, as of any date, with respect to any Member, the Carried Interest Proceeds received by such Member, net of the Income Tax Liability of such Member allocable to such Carried Interest Proceeds.
“Agreement” means this Amended and Restated Limited Liability Company Agreement, including Schedule I and Exhibit A hereto, as amended from time to time.
“Award Letter” means, with respect to any Non-Managing Member, a letter or other instrument executed by the Managing Member and such Non-Managing Member evidencing such Non-Managing Member’s Carried Interest Percentage and setting forth such other terms of such Non-Managing Member’s participation in the Company as agreed upon between the Managing Member and such Non-Managing Member.
“Business Day” means any day except a Saturday, a Sunday or other day on which commercial banks in New York City are authorized or obligated by law or executive order to be closed.
“Capital Account” means, with respect to each Member, the capital account established and maintained on behalf of such Member as described in Section 4.4.
“Carried Interest” means the carried interest, performance allocation or incentive fees earned directly or indirectly by the Company from the Fund.
“Carried Interest Percentage” means, with respect to any Member and any Carried Interest Proceeds in which such Member is entitled to participate as set forth in an Award Letter or other instrument executed by the Managing Member, such Member’s percentage interest in such Carried Interest Proceeds received by the Company in respect of the Fund, as determined by the Managing Member in its discretion, as recorded in the books and records of the Company and as adjusted from time to time in accordance with this Agreement.

“Carried Interest Proceeds” means the net cash proceeds or other property received by the Company directly or indirectly on account of the Carried Interest (including for the avoidance of doubt Minimum Tax Distributions that are attributable to the right to receive distributions on account of the Carried Interest).
“Certificate” has the meaning set forth in the recitals hereto.
“Claim” means any claims, losses, liabilities, damages, costs or expenses (including attorney fees, judgments and expenses in connection therewith and amounts paid in defense and settlement thereof) to which any Covered Person may directly or indirectly become subject in connection with the Company or in connection with any involvement with any investment of the Fund (including serving as an officer, director, consultant or employee of any such investment).
“Clawback Contribution” means a Company Capital Contribution required of a Member under Section 7.3 to fund a Clawback Obligation.
“Clawback Obligation” means an obligation on the part of the Company or the Managing Member, pursuant to the Fund Agreement, to make a payment to the Fund or its investors in respect of a clawback of the related Carried Interest.
“Clawback Repayment Amount” has the meaning set forth in Section 7.3(a).
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Company” has the meaning set forth in the preamble hereto.
“Company Capital Contribution” means, with respect to any Member, a contribution of cash or property made or deemed made to the Company by such Member.
“Company Expenses” have the meaning set forth in Section 3.3.
“Continuing Employee” means, at any time, any Individual Member who (or any Vehicle Member related to a Designated Employee who) at such time is an officer or employee of the Company, the Managing Member, the Manager or any of their Affiliates.
“Covered Person” means each Member, the Partnership Representative, the Designated Individual, any Affiliate of a Member or the Company and, unless otherwise determined by the Managing Member, any members, managers, shareholders, partners, directors, officers, employees, agents, advisors, assigns, representatives, heirs, legatees, executors or administrators of any Member or its Affiliates and any members, managers, shareholders, partners, directors, officers, employees, agents, advisors, assigns or representatives of the Fund, the Company or their Affiliates.
“Cumulative Carried Interest Proceeds” means, with respect to any Member at any time, the aggregate amount of Carried Interest Proceeds that have been distributed at or prior to such time to such Member pursuant to Section 7.1 less the cumulative amount of Clawback Contributions previously made by such Member at or prior to such time.
“Delaware Act” means the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101 et seq., as amended from time to time.
“Designated Employee” has the meaning set forth in Section 9.2.
“Designated Individual” has the meaning set forth in Section 8.1(c).
“Disabling Conduct” means, with respect to any Covered Person and any Claim, such Covered Person’s fraud, willful malfeasance or gross negligence; reckless disregard of duties by in the conduct of such Covered Person’s office; a material and knowing violation of applicable U.S. securities laws or a criminal conviction, in either case with respect to the activities of the Company; or a material breach of this Agreement.
“Disqualifying Event” means, for purposes of Rule 506(d) promulgated under the Securities Act, any of the following events has occurred with respect to a Member, or any beneficial owner of such Member:

(i)
such Person has been convicted, within ten years before the date hereof (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor: (A) in connection with the purchase or sale of any security; (B) involving the making of any false filing with the U.S. Securities and Exchange Commission (the “SEC”); or (C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii)
such Person is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before the date hereof, that, as of the date hereof, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice: (A) in connection with the purchase or sale of any security; (B) involving the making of any false filing with the SEC; or (C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii)
such Person is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; U.S. Commodity Futures Trading Commission (the “CFTC”); or the National Credit Union Administration that: (A) as of the date hereof, bars the person from: (1) association with an entity regulated by such commission, authority, agency, or officer; (2) engaging in the business of securities, insurance or banking; or (3) engaging in savings association or credit union activities; or (B) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before the date hereof;

(iv)
such Person is subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”), that, as of the date hereof: (A) suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser; (B) places limitations on the activities, functions or operations of such person; or (C) bars such person from being associated with any entity or from participating in the offering of any penny stock;

(v)
such Person is subject to any order of the SEC entered within five years before the date hereof that, as of the date hereof, orders the person to cease and desist from committing or causing a violation or future violation of: (A) any scienter-based anti-fraud provision of the federal securities laws, including without limitation Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and 17 CFR 240.10b-5, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Advisers Act, or any other rule or regulation thereunder; or (B) Section 5 of the Securities Act;

(vi)
such Person is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii)
such Person has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within five years before the date hereof, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, as of the date hereof, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii)
such Person is subject to a United States Postal Service false representation order entered within five years before the date hereof, or is, as of the date hereof, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

“Employment Agreement” means, with respect to any Member, an employment agreement between such Member (or, in the case of any Vehicle Member, the related Designated Employee to whom such Vehicle Member relates) and the Managing Member or any of its Affiliates.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
“Fiscal Year” has the meaning set forth in Section 2.5.

“Fund” means Medley Real D (Annuity) LLC, a Delaware limited liability company, and, unless otherwise specified by the Managing Member, shall include all investment vehicles that invest in parallel with or serve as an alternate investment vehicle or co-investment vehicle for such fund.
“Fund Agreement” means the Limited Liability Company Agreement of the Fund, dated as of March 22, 2016, as such agreement may be amended from time to time.
“Gross Asset Value” means, with respect to any property of the Company (other than money), such property’s adjusted basis for U.S. federal income tax purposes, except that (a) the Gross Asset Value of any such property contributed or deemed contributed to the Company shall be the gross fair market value of such property on the date of the contribution and (b) the Gross Asset Value of such property shall be adjusted to its Value (i) whenever such adjustment is required in order for allocations under this Agreement to have “economic effect” within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii) and (ii) if the Managing Member considers appropriate, whenever such adjustment is permitted under Treasury Regulations Section 1.704 1(b)(2)(ii).
“Income Tax Liability” means (a) the taxable income that has been allocated to any Member in respect of its shares of Carried Interest Proceeds, multiplied by (b) the combined U.S. federal, state and local income tax rates on such taxable income computed using the highest aggregate marginal tax rates (including applicable surcharges and alternative minimum, Medicare, employment and other taxes based on income and any other similar taxes, if any) applicable to individuals residing in New York, New York for the applicable taxable year(s) in which such taxable income was allocated to the Member taking into account any different tax rates applicable to different types of taxable income (e.g., long-term capital gain, recapture income, ordinary income), after giving effect to (i) the deductibility, if any, for U.S. federal and state tax purposes of state or local income taxes on such applicable income at the time of its recognition taking into account any limitations on such deductibility, including those imposed pursuant to Section 68 of the Code, and the effect of any alternative minimum tax, (ii) any loss limitations or other limitations on deductions imposed by the Code or the Treasury Regulations, and (iii) any carryforwards of prior losses allocated to such Member to the extent such losses can be utilized to offset such income.
“Individual Member” means a Member that is an individual and participates in the Carried Interest through its Interest, and where appropriate shall include any Vehicle Members related to such Individual Member.
“Interest” means the interest of a Member in the Company.
“Investment Expenses” has the meaning set forth in the Fund Agreement.
“Manager” has the meaning set forth in the Fund Agreement.
“Managing Member” means Medley Capital LLC, and any other Person that becomes a successor or an additional Managing Member of the Company, in such Person’s capacity as Managing Member of the Company, in each case as the context requires.
“Member Giveback” has the meaning set forth in Section 7.4.
“Members” means, collectively, the Managing Member and Non-Managing Members.
“Minimum Tax Distributions” means distributions received by the Company from the Fund pursuant to Section 6.2(c) of the Fund Agreement, if any.
“Net Profits” and “Net Losses” means, with respect to any Fiscal Year or other relevant period of calculation of the Company, any taxable income or taxable loss for such Fiscal Year or other period, as determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

(a)	any income that is exempt from U.S. federal income tax and not otherwise taken into account in computing Net Profits or Net Losses pursuant hereto shall be added to such taxable income or loss;

(b)
any expenditures described in Code Section 705(a)(2)(B) (or treated as expenditures described in Code Section 705(a)(2)(B) pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i)) and not otherwise taken into account in computing Net Profits or Net Losses pursuant hereto shall be subtracted from such taxable income or loss;

(c)
in the event the Gross Asset Value of any property is adjusted pursuant to the definition of “Gross Asset Value”, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property for purposes of computing Net Profits or Net Losses;

(d)
gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for U.S. federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

(e)
with respect to property the Gross Asset Value of which differs from its adjusted basis for United States federal income tax purposes, depreciation, amortization and cost recovery deductions with respect thereto shall be determined under Treasury Regulations Sections 1.704-1(b)(2)(iv)(g)(3) or 1.704-3(d) as determined by the Managing Member; and

(f)	any other provisions or items which are specifically allocated pursuant to Section 6.2(b) hereof shall not be taken into account in computing Net Profits or Net Losses.
“Non-Continuing Member” means an Individual Member who (or any Vehicle Member related to Designated Employee who) ceases to be an officer or employee of the Company or any of its Affiliates for any reason.
“Non-Managing Member” means, at any time, any Person who is at such times a Non-Managing Member of the Company and shown as such on the books and records of the Company, in its capacity as a Non-Managing Member of the Company.
“OFAC” has the meaning set forth in Section 12.3(b).
“Officers” has the meaning set forth in Section 3.2.
“Original Agreement” has the meaning set forth in the recitals hereto.
“Partnership Representative” has the meaning set forth in Section 8.1(c).
“Permitted Temporary Investments” has the meaning set forth in the Fund Agreement.
“Person” means any individual, partnership, limited partnership, limited liability company, trust, estate, corporation, custodian, nominee or any other individual or entity acting on its own or in any representative capacity.
“Prime Rate” means the rate of interest published from time to time in The Wall Street Journal, Eastern Edition (or any successor publication thereto), designated therein as the prime rate, or if not so published, the rate of interest publicly announced from time to time by any money center bank as its prime rate in effect at its principal office, as identified in writing by the Managing Member to the Members.
“Profits Interest” has the meaning set forth in Section 5.1(b).
“Proposed Guidance” has the meaning set forth in Section 8.1(f)(i).
“Safe Harbor” has the meaning set forth in Section 8.1(f)(i).
“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time.
“Threshold Amount” has the meaning set forth in Section 5.1(c).
“Transfer” means, any voluntary or involuntary transfer, sale, pledge, encumbrance, mortgage, assignment, hypothecation or other disposition and, as a verb, to voluntarily or involuntarily transfer, sell, pledge, encumber, mortgage, assign, hypothecate or otherwise dispose of.
“Treasury Regulations” means the regulations of the U.S. Treasury Department issued pursuant to the Code.
“Vehicle Member” means any partnership, limited partnership, limited liability company, trust or other vehicle or joint account that is or becomes a Member and through which an Individual Member or Person otherwise eligible to become an Individual Member holds an Interest in the Company.

Article III
Article IVGENERAL PROVISIONS
Section 1.Company; Name
.
The name of the Company is Medley RealD Investors LLC. The Company’s business may be conducted under any other name or names deemed advisable by the Managing Member. The Managing Member shall give notice of any change of the name of the Company to each Non-Managing Member. All right, title and interest in and to the use of the name of the Company and any abbreviation or variation thereof, including any name to which the name of the Company is changed, shall be the sole property of the Managing Member, and Non-Managing Members shall have no right, title or interest in or to the use of any such name.
Section 2.Offices
.
(a)The principal place of business and principal office of the Company shall be at 280 Park Avenue, 6th Floor East, New York, NY 10017, or such other place as the Managing Member may determine from time to time. The Managing Member shall give notice of any change of such address to each Non-Managing Member.
(b)The Company shall maintain a registered office in Delaware at, and the name and address of the Company’s registered agent in Delaware is, c/o The Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware, 19808, or such other registered office and/or registered agent as the Managing Member shall determine.
Section 3.Purpose and Powers of the Company
.
The Company is formed for the object and purpose of, and the nature of the business to be conducted and promoted by the Company is, (a) receiving Carried Interest Proceeds and being responsible for any related Clawback Obligations, as provided in the Fund Agreement and (b) doing everything necessary or desirable for the accomplishment of the above purpose or the furtherance of any of the powers herein set forth and doing every other act and thing incidental thereto or connected therewith. The Company shall have the power to do any and all acts determined by the Managing Member to be necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the purposes described herein.
Section 4.Liabilities of the Members Generally
.
(a)The rights and liabilities of the Members shall be as provided in the Delaware Act, except as herein otherwise provided (to the extent permitted by the Delaware Act).
(b)Except as expressly provided herein or as otherwise expressly provided under the Delaware Act, no Non-Managing Member shall participate in the management or control of the Company, nor shall any Non-Managing Member have the power to act for, sign for, bind or make a decision on behalf of, the Company in such capacity. No Non-Managing Member may hold itself out as a manager or managing member of the Company to third parties.
(c)Except as otherwise provided in this Agreement or the Delaware Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Non-Managing Member shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a member of the Company.
(d)Except as otherwise provided in this Agreement or the Delaware Act, the liability of each Non-Managing Member shall be limited to the amount of Company Capital Contributions required to be made by such Non-Managing Member in accordance with the provisions of this Agreement, but only when and to the extent the same shall become due pursuant to the provisions of this Agreement.
(e)Each Member agrees to take such actions as are in its power and control to cause the Company to be in compliance with its obligations under the Fund Agreement and not to take any action which would cause the Company to be in violation of the Fund Agreement. Nothing in this Section 2.4(e) shall require any Member other than the Managing Member to take any affirmative action to cause the Company to act.
Section 5.Fiscal Year
.
The fiscal year (the “Fiscal Year”) of the Company for financial statements and federal income tax purposes will end on December 31st of each year, except as otherwise required by Code Section 706; provided that upon the termination of the Company, “Fiscal Year” shall mean the period from the January 1st immediately preceding such termination to the date of such termination.
Section 6.Non-Managing Member Interests
.
(a)Subject to the terms of this Agreement, any Person may be admitted as a Non-Managing Member by the Managing Member in its discretion on such terms as the Managing Member may approve and specify in the books and records of the Company upon the execution by such Person of a counterpart of this Agreement, an Award Letter (or in the case of a Vehicle Member, the Designated Employee of such Vehicle Member). All Members shall be bound by all provisions of this Agreement.
(b)Subject to Section 5.1, upon admission of a new Non-Managing Member and issuance of a new Interest in connection therewith that includes a Carried Interest Percentage, the Carried Interest Percentage of the Managing Member shall be reduced.
(c)The books and records of the Company shall be amended upon the admission of a new Non-Managing Member and issuance of an Interest to reflect such issuance (including to reflect a Person’s admission as a Non-Managing Member of the Company, such Non-Managing Member’s Carried Interest Percentage, and any corresponding reductions of other Members’ Carried Interest Percentages).
(d)The Managing Member has the authority to create Interests of separate classes which shall have the rights, powers and duties as set forth herein, in an Award Letter or in an addendum to this Agreement. Without limitation of the foregoing, the terms of participation by any Individual Member may be varied by the Managing Member with the consent of such Individual Member through an Award Letter, an addendum to this Agreement or other instrument executed by the Managing Member and accepted by such Individual Member, without any action on the part of any other Member. Nothing in this Agreement shall obligate the Managing Member to treat all Non-Managing Members alike, and the exercise of any power or discretion by the Managing Member in the case of any one Non-Managing Member shall not create any obligation on the part of the Managing Member to take any similar action in the case of any other Non-Managing Member, it being understood that any power or discretion conferred upon the Managing Member shall be treated as having been so conferred upon the Managing Member as to each Non-Managing Member separately.
Section 7.No Benefits, Duties or Obligations to Creditors
.
The provisions of this Agreement are intended solely to benefit the Members and, to the fullest extent permitted by applicable law, shall not be construed as conferring any benefit upon any creditor of the Company other than the Members (and no such creditor of the Company other than the Members shall be a third-party beneficiary under this Agreement).

Article V
Article VIMANAGEMENT AND OPERATIONS OF THE COMPANY
Section 1.Managing Member
.
(a)Except as otherwise specifically provided herein or otherwise expressly provided under the Delaware Act, the management of the Company shall be vested exclusively in the Managing Member, and Non-Managing Members shall have no part in the management or control of the Company and shall have no authority or right to act on behalf of the Company in connection with any matter.
(b)Subject to the terms of this Agreement, the Managing Member shall have the sole power and authority on behalf of and in the name of the Company to carry out any and all of the objects and purposes and to exercise any and all of the powers contemplated by Section 2.3 and to perform all acts which it may deem necessary or advisable in connection therewith. The Managing Member shall not take any action that would subject any Non-Managing Member to liability for the debts and obligations of the Company.
(c)The Members agree that all actions made or taken by the Managing Member in accordance with the terms of this Agreement on behalf of the Company shall bind the Company, the Members and their respective successors, assigns and personal representatives. Persons dealing with the Company are entitled to rely conclusively upon the power and authority of the Managing Member as herein set forth.
(d)In addition to powers, rights, privileges, duties and discretion delegated to the Officers pursuant to Section 3.2, the Managing Member may delegate to any Person or Persons, including any Person who is a Non-Managing Member, all or any of the powers, rights, privileges, duties and discretion vested in it pursuant to this Article III and such delegation may be made upon such terms and conditions as the Managing Member shall determine.
(e)Any Person to whom the Managing Member delegates any of its duties pursuant to this Section 3.1 or any other provision of this Agreement shall be subject to the same standard of care as the Managing Member, unless such Person and the Managing Member mutually agree to a different standard of care or right to indemnification to which such Person shall be subject.
(f)To the fullest extent permitted by applicable law, the Managing Member (or any Affiliate of the Managing Member) is hereby authorized to (i) purchase property from, sell property to, lend money or otherwise deal with any of its Affiliates, any Member, the Company or any Affiliates of any of the foregoing Persons, (ii) obtain services from any Member or any Affiliate of any Member and (iii) otherwise cause or permit the Company, its portfolio companies and Affiliates to enter into any such transaction.

Section 2.Officers
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The Managing Member may, from time to time as it deems advisable, select natural persons who are employees or agents of the Managing Member, the Manager, the Company or their Affiliates and designate them as officers of the Company (the “Officers”) and assign titles (including, without limitation, Chief Executive Officer, President, Chief Financial Officer, Chief Compliance Officer, Vice President, Secretary and Treasurer) to any such person. Unless the Managing Member decides otherwise, if the title is one commonly used for officers of a business corporation formed under the Delaware General Corporation Law, the assignment of such title shall constitute the delegation to such person of the authorities and duties that are normally associated with that office. Any delegation pursuant to this Section 3.2 may be revoked at any time by the Managing Member. An Officer may be removed with or without cause by the Managing Member.
Section 3.Company Expenses
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Expenses of the Company, including, without limitation, liabilities of the Company to Covered Persons under Article X hereof (including the expenses of the Managing Member related to its duties as the Partnership Representative, as applicable, of the Company), expenses of organizing and administering the Company, maintaining the books and records of the Company and preparing reports for Members (collectively, “Company Expenses”), shall be borne by the Company (to the extent not borne by the Fund) and discharged from any source deemed available by the Managing Member; provided that the Managing Member may bear such expenses on behalf of the Company and shall be entitled to reimbursement of any such expenses. Such expenses (including any amount required to be reimbursed to the Managing Member) shall be charged to each Member pro rata in accordance with each Member’s Carried Interest Percentage at the time such expenses are charged; provided that the Managing Member shall have authority to charge such expenses among Members on a different basis if such other basis is clearly more equitable; provided further that a Designated Employee or his or her related Vehicle Members shall bear any incremental administrative expenses of the Company and its Affiliates related to all of such Designated Employee’s Vehicle Members. The foregoing is not intended to affect the sharing and allocation of any expense related to a Clawback Obligation or other expenses charged generally to participants in the Carried Interest.

Article VII
Article VIIICOMPANY CAPITAL CONTRIBUTIONS
Section 1.Company Capital Contributions
.
(a)Except as expressly provided in this Agreement or in the Delaware Act (including with respect to any Clawback Contribution), no Non-Managing Member shall be obligated hereby to make any Company Capital Contribution, and no Non-Managing Member shall be permitted to make any Company Capital Contribution without the consent of the Managing Member.
(b)The Managing Member may, in its discretion, excuse any Non-Managing Member from making all or a portion of any required Company Capital Contribution (including with respect to any Clawback Contribution). The Managing Member shall not be liable to any Non-Managing Member or the Company for permitting or requiring or failing to permit or require a Non-Managing Member to be excused from making all or a portion of any required Company Capital Contribution pursuant to this Section 4.1(b). Any Company Capital Contribution as to which a Non-Managing Member is excused shall not affect such Member’s obligation to make other Company Capital Contributions. If any Non-Managing Member is excused from making all or a portion of any required Company Capital Contribution pursuant to this Section 4.1(b), the Managing Member shall seek to procure funding in the amount that is excused from other sources (including other Members) as it determines in its discretion.
Section 2.Default in Company Capital Contributions
.
If, to the extent required by this Agreement, any Non-Managing Member shall fail to timely fund any required Company Capital Contribution or to pay any other amounts which from time to time may be owing by such Member to the Company, and such failure shall have continued for three (3) Business Days after notice from the Managing Member to such Member, one or more of the Members, in their discretion and with the approval of the Managing Member, may advance all or any portion of the amount in default on behalf of the defaulting Member. Any advance made under this Section 4.2 shall be payable by the defaulting Member on demand and shall bear interest at the rate determined by the Managing Member, and the repayment of such advance and the interest thereon shall be secured by a lien hereby granted on the defaulting Member’s Interest (with the Managing Member being hereby authorized and directed to apply the next distribution(s) payable by the Company to the defaulting Member to repay such advance and the accrued interest thereon). Without limitation of the foregoing, in the event of any Member default described in the first sentence of this Section 4.2, the Managing Member shall be authorized to take any action set forth in the Fund Agreement with respect to “Defaulting Members” (as defined therein), which shall be applied mutatis mutandis to such defaulting Member and its Interests, as the Managing Member from time to time determines in its discretion to be appropriate in light of the consequences or potential consequences to the Company or the Fund arising from the default.

Section 3.Rights of Members in Capital
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(a)No Member shall be entitled to interest on any Company Capital Contributions.
(b)No Member shall have the right to distributions or the return of any portion of its Company Capital Contributions or Capital Account balance except (i) for distributions in accordance with Article VII and (ii) upon dissolution of the Company in accordance with Article XI. The entitlement to any such return at such time shall be limited to the amount specifically set forth in this Agreement and no Member shall be entitled to any payment on account of goodwill of the Company.
Section 4.Capital Accounts
.
(a)The Company shall maintain for each Member a separate Capital Account in accordance with this Section 4.4 and in accordance with the rules of Treasury Regulations Section 1.704-1(b)(2)(iv).
(b)Each Member’s Capital Account shall have an initial balance equal to the amount or fair market value of such Member’s initial Company Capital Contribution, if any.
(c)Each Member’s Capital Account shall be increased by the sum of:
(i)the amount of cash and the fair market value of any other property (net of liabilities that the Company is considered to assume or take subject to) constituting additional contributions by such Member to the capital of the Company, plus
(ii)the portion of any Net Profits and other income or gain items allocated to such Member’s Capital Account.
(d)Each Member’s Capital Account shall be reduced by the sum of:
(i)the amount of cash and the fair market value of any other property (net of liabilities that such Member is considered to assume or take subject to) distributed by the Company to such Member, plus
(ii)the portion of any Net Losses and other expense or deduction items allocated to such Member’s Capital Account.
(e)In determining the amount of any liability for purposes of Sections 4.4(c)(i) or 4.4(d)(i) hereof, there shall be taken into account Code Section 752 and other provisions of the Code and the Treasury Regulations.
(f)In the event all or a portion of an Interest in the Company is transferred in accordance with the terms of Article IX, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest, adjusted as required by the Treasury Regulations promulgated under Code Section 704(b).
(g)No Member shall be required to restore any negative balance in its Capital Account.
The foregoing provision and other provisions of this Agreement relating to maintenance of Capital Accounts are intended to comply with Code Section 704(b) and with the Treasury Regulations thereunder, and shall be interpreted and applied in a manner consistent with such statutory and regulatory provisions.

Article IX
Article XCARRIED INTEREST
Section 1.Participation in Carried Interest Proceeds
.
(a)Each Non-Managing Member’s Carried Interest Percentage, if any, in respect of the Fund shall be as set forth in such Non-Managing Member’s Award Letter; provided that each Non-Managing Member’s Carried Interest Percentage shall be subject to adjustment pursuant to Section 5.2. Except as otherwise set forth herein (including as set forth in Section 5.2 with respect to Non-Continuing Members), no Carried Interest Percentage of a Non-Managing Member shall be reduced without the consent of such Non-Managing Member. The Managing Member in its discretion shall have the authority to determine the Carried Interest Percentage of any new Non-Managing Member, and the Company’s books and records shall be updated from time to time as needed to reflect the Members’ Carried Interest Percentages. The Managing Member’s Carried Interest Percentage, if any, shall be equal to the remaining Carried Interest Percentage not allocated to the Non-Managing Members.
(b)The portion of each Member’s Interest attributable to his, her or its Carried Interest Percentages is issued in consideration of services to be rendered, and is intended to constitute a “profits interest” as that term is used in IRS Revenue Procedures 93-27 and 2001-43 (“Profits Interest”), and this Agreement shall be interpreted accordingly. To the extent IRS Revenue Procedures 93-27 and 2001-43 are superseded by temporary or final regulations (those referenced in IRS Notice 2005-43 or otherwise) or new IRS Notices or IRS Revenue Procedures, then the Managing Member is authorized to amend this Agreement to conform the immediately preceding sentence to the requirements of such new rules, and to make any elections, on behalf of each Member and the Company, permitted by such new rules. Each Member that receives a Profits Interest that is subject to a “substantial risk of forfeiture” within the meaning of Code Section 83 shall, if requested by the Managing Member, make an election pursuant to Code Section 83(b) with respect to such interest.
(c)Upon the admission of a new Non-Managing Member awarded a Carried Interest Percentage, or an increase in an existing Non-Managing Member’s Carried Interest Percentage after the date hereof pursuant to Schedule I, the Managing Member shall determine the fair market value of the Company’s direct and indirect assets (indirect to the extent the sale of the asset will result in gain or loss from the sale being allocated to the Members) to establish the amount of such value (the “Threshold Amount”) that must be distributed to the other Members before such Non-Managing Member participates in such value, in order for the portion of such Non-Managing Member’s Interest attributable to such new or increased Carried Interest Percentage to qualify as a Profits Interest. Such portion of such Non-Managing Member’s Interest shall be subject to such Threshold Amount, which will affect distributions to the Members as set forth in Section 7.1. The Managing Member may, in connection with the allocation of Carried Interest Percentages to Members, specify that the Carried Interest Percentage allocated to a Member represents the right to participate in only the Carried Interest Proceeds relating to (i) a portion of the gains represented by the Carried Interest (e.g., gains first made after such allocations, or gains in excess of the Threshold Amount) or (ii) any other category that the Managing Member uses to distinguish among different sources of Carried Interest Proceeds. Carried Interest Percentage allocations shall be made by the Managing Member in its discretion. Any Carried Interest Percentage not allocated to any Member, including, without limitation due to forfeiture pursuant to Section 5.2, shall automatically revert to the Managing Member.
Section 2.Reduction of Participation Upon Becoming a Non-Continuing Member
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The Carried Interest Percentages of any Non-Managing Member that becomes a Non-Continuing Member shall be subject to adjustment in accordance with the principles set forth in Schedule I (or any other terms made specifically applicable to such Non-Managing Member through an Award Letter or other agreement between the Managing Member and such Non-Managing Member), and such Non-Managing Member’s right to participate in Carried Interest Proceeds shall be limited as set forth therein. For the avoidance of doubt, and notwithstanding the terms set forth in Schedule I, the Carried Interest Percentage of the Managing Member shall not be subject to vesting or reduction.

Article XI
Article XIIallocations
Section 1.Allocation of Profits and Losses
.
(a)After giving effect to the special allocations set forth in Section 6.1(b) below, the Net Profits and Net Losses (or the respective items thereof) of the Company for each Fiscal Year or other relevant period of calculation, as determined by the Managing Member in accordance with the provisions hereof, shall be allocated among the Members in a manner such that, as of the end of such Fiscal Year or other relevant period and taking into account all prior allocations of Net Profits and Net Losses (and any items thereof) and all distributions made to the Members through such date, the Adjusted Capital Account Balance of each Member, immediately after making such allocation, is, as nearly as possible, equal (proportionately) to the distributions that would be made to such Member pursuant to Section 7.1 if the Company were dissolved, its affairs wound up and its assets sold for cash equal to their Gross Asset Values, all Company liabilities were satisfied (limited with respect to each nonrecourse liability to the Gross Asset Values of the assets securing such liability), and the net assets of the Company were distributed in accordance with Section 7.1 to the Members immediately after making such allocation; provided, that the Net Losses (or items thereof) allocated to a Member shall not exceed the maximum amount of losses that can be so allocated without causing such Member to have a negative Adjusted Capital Account Balance at the end of any Fiscal Year or other relevant period.
(b)(i)    Notwithstanding any other provision of this Agreement, (i) “partner nonrecourse deductions” (as defined in Treasury Regulations Section 1.704-2(i)), if any, of the Company shall be allocated to the Member that bears the economic risk of loss within the meaning of Treasury Regulations Section 1.704-2(i), and (ii) “nonrecourse deductions” (as defined in Treasury Regulations Section 1.704-2(b)) and “excess nonrecourse liabilities” (as defined in Treasury Regulations Section 1.752-3(a)(3)), if any, of the Company with respect to each period shall be allocated among the Members in accordance with their applicable Carried Interest Percentages.
(i)This Agreement shall be deemed to include “qualified income offset,” “minimum gain chargeback” and “partner nonrecourse debt minimum gain chargeback” provisions within the meaning of the Treasury Regulations under Code Section 704(b). Accordingly, notwithstanding any other provision of this Agreement, items of gross income shall be allocated to the Members on a priority basis to the extent and in the manner required by such provisions.
(ii)Notwithstanding any other provisions of this Agreement, no allocation of Net Losses or items of deduction or expense shall be made to any Member to the extent that the effect of such allocation would be to cause the Member to have a negative Adjusted Capital Account Balance.
(iii)To the extent that an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such section of the Treasury Regulations.

(c)In the event that any Member forfeits an Interest in the Company pursuant to the application of the principles referred to in Section 5.2, any balance in the Capital Account of such Member relating to such forfeited Interest (after accounting for any distributions to such Member) shall be reallocated to the Managing Member, unless otherwise determined by the Managing Member.
(d)Notwithstanding the foregoing, but after taking account of any items of income, gain, loss or deduction mandated under subsection (b) above, during the Fiscal Year in which an event occurs resulting in the liquidation of assets and eventual dissolution of the Company, items of income, gain, loss or deduction for such Fiscal Year and for each Fiscal Year thereafter shall be allocated among the Members in such a manner as will (i) eliminate any deficit balances in their Capital Accounts (allocated in proportion to, and to the extent of, such deficit balances), and (ii) then to cause each Member’s Capital Account balance to have a zero balance immediately upon the Members’ receipt of the last liquidating distribution from the Company.
(e)Notwithstanding anything to the contrary in this Section 6.1, the Managing Member may allocate items of income, gain, loss and deduction in such other manner as the Managing Member reasonably determines more appropriately reflects the Members’ interests in the Company.
Section 2.Tax Allocations
.
For U.S. federal, state and local income tax purposes, items of Company income, gain, loss, deduction and credit for each Fiscal Year shall be allocated to and among the Members in the same manner as the corresponding items of Net Profits and Net Losses and specially allocated items are allocated to them pursuant to Section 6.1, taking into account any variation between the adjusted tax basis and Gross Asset Value of the Company property in accordance with the principles of Section 704(c) of the Code. The Managing Member shall be authorized in its discretion to make appropriate adjustments to the allocations of items to comply with Section 704 of the Code or the applicable Treasury Regulations thereunder.

Article XIII
Article XIVDISTRIBUTIONS
Section 1.Distributions
.
Distributions prior to dissolution shall be made in accordance with this Section 7.1, subject to the provisions of Section 7.2. Distributions on dissolution shall be made in accordance with Section 11.2(b).
(a)Carried Interest Proceeds. Distributions of Carried Interest Proceeds shall be made ratably to each Member based on each Member’s respective Carried Interest Percentages, as set forth in the books and records of the Company. For the avoidance of doubt, except as agreed with any Member, the right of a Member to participate in Carried Interest Proceeds shall not be affected following such Member’s Termination.
(b)Limitation on Distributions of Carried Interest Proceeds. For the avoidance of doubt, nothing herein shall require the Managing Member or the Company to make any distributions of Carried Interest Proceeds that would cause the aggregate amount of Carried Interest Proceeds distributed by the Company to exceed the aggregate amount of Carried Interest Proceeds received by the Company from the Fund (less any expenses paid from such Carried Interest Proceeds).
(c)Timing of Distributions. Subject to Section 7.2 and the remaining provisions of this Section 7.1, distributions of Carried Interest Proceeds shall be made at such times as the Managing Member determines in its discretion; provided that the Managing Member shall use commercially reasonable efforts to cause the Company to (i) distribute Carried Interest Proceeds (net of any amounts reserved in accordance with Section 7.2) to the Members reasonably promptly upon receipt, and no less frequently than on a quarterly basis, and (ii) distribute promptly in full to the Members any amounts received by the Company as Minimum Tax Distributions pro rata in accordance with each Member’s cumulative Income Tax Liability for the current and all prior Fiscal Years less all distributions to such Member of any Carried Interest Proceeds as reasonably determined by the Managing Member. Once any distribution of Minimum Tax Distributions or other distribution in respect of a Member’s Income Tax Liability has been made to a Member pursuant to this Section 7.1(c), any amounts otherwise distributable to such Member thereafter shall be reduced to the extent of any such amounts previously distributed to such Member pursuant to this Section 7.1(c).
(d)Distributions in Kind. Distributions to the Members hereunder shall be made in cash to the extent the relevant proceeds are received by the Company in cash. In the event the Company receives proceeds in the form of securities or other non-cash property (including in connection with an election by the Managing Member on behalf of the Company to receive all or any portion of such proceeds either in cash or in the form of securities or other non-cash property), then the Managing Member shall distribute such proceeds in the form received; provided that the Managing Member may determine in its discretion to retain for the account of the relevant Members (rather than distribute) any securities or other non-cash property received in kind by the Company that is not freely tradable. Unless otherwise determined by the Managing Member, any non-cash proceeds held by the Company for the account of any such Non-Managing Member shall be subject to a continuing election by such Non-Managing Member to cause a sale by the Company of such proceeds and the prompt distribution of the net cash proceeds of such sale to the Non-Managing Member. The expenses of any such sale of securities or other non-cash property shall be allocated to the Non-Managing Member for whose account the sale is effected. The Managing Member shall not in any event be liable to the

Non-Managing Member for any failure to obtain best execution or best price in connection with such sale. For purposes of allocations made pursuant to Section 6.1, property to be distributed in kind shall be valued at the fair market value thereof by the Managing Member in its discretion on a date as near as reasonably practicable to the date of such distribution. For purposes of this Agreement, any Non-Managing Member on whose behalf the Company sells any securities or other non-cash property pursuant to this Section 7.1(d) shall be deemed to have received a distribution in the amount and at the time determined as if the in-kind distribution had in fact been made to such Non-Managing Member. Distributions of securities or other property may be subjected to such restrictions on transfer or other conditions as the Managing Member determines to be necessary or appropriate to comply with applicable securities laws or pre-existing contractual restrictions.
(e)Limitation on Distributions. Notwithstanding anything to the contrary in this Agreement, neither the Company nor the Managing Member on behalf of the Company may make a distribution to any Member if such distribution would violate the Fund Agreement, the Delaware Act or any other applicable law.
Section 2.Reserves; Withholding of Certain Amounts
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(a)Subject to Section 3.3, the Managing Member shall have the discretion to withhold pro rata from all Members amounts otherwise distributable to such Members in order to provide a reserve for the liabilities or obligations of the Company (including, without limitation, any potential Clawback Obligation); provided that, solely with respect to a Non-Continuing Member, the Managing Member shall have the discretion to withhold on any basis it deems reasonable in order to provide a reserve for the liabilities or obligations of the Company (including, without limitation, any potential Clawback Obligation); provided, further, that, subject to the other provisions of this Article VII, promptly following the completion of the termination and winding up of the Fund, the Managing Member shall distribute to the relevant Members all assets of the Company after provision for, or discharge of, any Company obligations (not exceeding as to any Member such Member’s then positive Capital Account balance).
(b)The Managing Member may withhold, in its reasonable discretion, from any payment or distribution to any Member pursuant to this Agreement any amounts due from such Member to the Company or any Affiliate thereof to the extent not otherwise paid. The Managing Member may withhold from any distribution or payment to any Member any amounts required to be withheld under U.S. federal, state and local tax law and non-U.S. tax law and/or any amounts required to pay, or to reimburse (on a net after-tax basis) the Company or the other Members for the payment of, any Company Expenses, taxes and related expenses that the Managing Member in good faith determines to be properly attributable to such Member (including, without limitation, withholding taxes and interest, penalties, additions to tax and expenses described in Section 8.1(d) incurred in respect thereof). Each Member hereby expressly authorizes the Managing Member and its Affiliates, to the fullest extent permitted by applicable law, to withhold from any payment, distribution or other amount otherwise due to such Member (in any capacity) from the Company or any of its Affiliates, any amount due from such Member to the Company or any of its Affiliates to the extent not otherwise paid, any amounts required to be withheld under U.S. federal, state and local tax law and non-U.S. tax law and any amounts required to pay, or to reimburse (on a net after-tax basis) the Company or the other Members for the payment of, any Company Expenses, taxes and related expenses that the Managing Member in good faith determines to be properly attributable to such Member (including, without limitation, withholding taxes and interest, penalties, additions to tax and expenses described in Section 8.1(d) incurred in respect thereof). Any amounts so withheld and all amounts that the Managing Member determines in good faith to be properly attributable to any Member that are withheld or otherwise paid by any Person pursuant to the Code or any provision of any state, local or foreign tax law shall be treated as having been distributed or paid, as the case may be, to the applicable Member and shall be applied by the Managing Member to discharge the obligation in respect of which such amounts were withheld.
(c)The Managing Member shall give notice of any withholding under this Section 7.2 to each Member affected, specifying the basis therefor.
Section 3.Company Clawback
.
(a)In the event of any Clawback Obligation on the part of the Company, each Member (including a former Member) that received any distributions from the Company of Carried Interest Proceeds shall make a Clawback Contribution in cash to the Company if the Managing Member so demands upon no less than ten (10) Business Days’ notice in an amount (the “Clawback Repayment Amount”) determined as follows: The Clawback Repayment Amount of each Member as of such date shall equal the product of (i) the Clawback Obligation of the Company multiplied by (ii) such Member’s Carried Interest Percentage.
(b)Notwithstanding the foregoing provisions of Section 7.3(a), in no event shall a Member’s Clawback Contribution exceed such Member’s After Tax Carried Interest Proceeds.
(c)The amount paid by a Member pursuant to Section 7.3(a) shall be applied by the Company to satisfy the Clawback Obligation.
(d)The Managing Member shall maintain records of (i) each Member’s required Clawback Contributions, (ii) each Member’s interest in any securities or other property retained by the Company in connection with any in-kind distribution and (iii) any amounts that may be deducted from future distributions by the Company to a Member on account of any Clawback Contribution.

Section 4.Member Giveback
.
In the event of any recontribution of distributions required of all investors in the Fund pursuant to the terms of the Fund Agreement, including Section 11.3 thereof (a “Member Giveback”), each Member that has participated directly or indirectly in such distributions shall be required to participate in such required recontribution on a ratable basis, consistent with the intent of the relevant provisions of the Fund Agreement. Recontribution obligations shall, to the fullest extent permitted by applicable law, survive and remain in full force and effect and shall not be terminated by the fact that a Member has ceased to be a Member of the Company.
Section 5.Interpretive Authority of Managing Member
.
It is understood that the administration of the terms of this Agreement, including the determination of the amounts to be distributed and allocated to any Member and the amount of any Clawback Contribution or the participation in any Member Giveback required of any Member, is subject to interpretation. The Managing Member shall have the discretionary authority to determine all questions properly arising in the administration, interpretation and application of the terms of this Agreement, including the amounts to be allocated and distributed to Members under this Agreement and the amount of any required Clawback Contribution or contribution on account of a Member Giveback, and any such determination made in good faith shall be final and binding on all the Members.
Section 6.Giveback of Excess Distributions
.
If, as of any date, the aggregate distributions with respect to any Member exceed the amount to which such Member was entitled pursuant to the provisions of Article VII, such Member shall be obligated to return immediately such excess to the Company for re-distribution pursuant to Article VII.

Article XV
Article XVIBOOKS AND RECORDS; REPORTS; CONFIDENTIALITY
Section 1.Records and Accounting; Partnership Representative
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(a)Proper and complete records and books of account of the Company shall be maintained by the Managing Member at the Company’s principal place of business or at such other place as the Managing Member shall determine in accordance with applicable law. Subject to the provisions of Section 8.4(b), such books and records shall be available for inspection at reasonable times during business hours by each Non-Managing Member (other than any Non-Continuing Member) in accordance with Section 17-305 of the Delaware Act. The Company’s books of account shall be maintained in U.S. dollars in accordance with U.S. generally accepted accounting principles or on such other basis as the Managing Member shall reasonably determine.
(b)Each of the Members acknowledges and agrees that the Company is intended to be classified and treated as a partnership for U.S. federal income tax purposes, and the Members hereby agree to take any measures necessary (or, if applicable, refrain from any action) to ensure that the Company is treated as a partnership for U.S. federal income tax purposes under the Code and the relevant Treasury Regulations. Neither the Company nor the Managing Member on behalf of the Company shall (i) file any election pursuant to Treasury Regulations Section 301.7701-3(c) to be treated as an entity other than a partnership or (ii) elect, pursuant to Code Section 761(a), to be excluded from the provisions of subchapter K of the Code.
(c)The Managing Member (or its designee) shall act as, and shall have all the powers of, the “partnership representative” of the Company within the meaning of Section 6223(a) of the Code (as amended by Title XI of the Bipartisan Budget Act of 2015 (such Title XI, including the corresponding provisions of the Code and Treasury Regulations impacted thereby, and any corresponding provisions of state or local income tax law, as the same may be amended from time to time, the “2015 Act”)) and any similar provisions under any other state or local or non-U.S. laws (the “Partnership Representative”), and in each case, is directed and authorized to take whatever steps it, in his, her or its discretion deems necessary or desirable to perfect either such designation, including filing any forms or other documents with the Internal Revenue Service and taking such other actions as may from time to time be required under the Treasury Regulations. If any other Person that is not an individual is the Partnership Representative, the Company shall appoint a “designated individual” for each taxable year (as described in Treasury Regulation Section 301.6223-1(b)(3)(ii)) (a “Designated Individual”). The Company may require that, as a condition of an individual’s appointment as a Designated Individual, the Designated Individual shall agree that the Company (i) may cause the Designated Individual to resign and (ii) may cause the Designated Individual to appoint a successor named by the Company. Each Member hereby consents to each such designation and agrees that upon the request of the Partnership Representative, it will execute, certify, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to evidence its consent to each such designation. In addition, except as provided above in subsection (b), the Partnership Representative shall make such elections under the Code and other relevant tax laws as to the treatment of items of income, gain, loss, deduction and credit, and as to all other relevant matters, as it deems necessary or appropriate in a manner consistent with applicable law.
(d)In its capacity as the Partnership Representative, the Partnership Representative shall be entitled to make an election under Code Section 6226 (or any similar provision of state or local tax law) to pass through to the Members any deficiency or adjustment at the Company level, and the Members shall take such actions as requested by the Partnership Representative consistent with any such elections made and actions taken by the Partnership Representative. Each Member’s obligations to comply with the requirements of this Section 8.1(d) and Section 8.1(e) shall survive the Member’s ceasing to be a Member of the Company or the termination, dissolution, liquidation and winding up of the Company.
(e)Unless otherwise agreed in writing by the Managing Member, each Member hereby indemnifies and holds harmless the other Members against any taxes (including withholding taxes and taxes incurred by the Company or any subsidiary pursuant to Sections 6221-6235 of the 2015 Act) imposed upon the income of or allocations or distributions to such Member, as well as interest, penalties or additions to tax with respect thereto and additional losses, claims, damages or liabilities arising therefrom or incident thereto. To the extent the Company is required to pay or withhold any taxes with respect to any Member and there are no contemporaneous distributions being made to such Member from which the amount of such taxes may be withheld, the Member shall, notwithstanding any provision of this Agreement to the contrary, following notice from the Managing Member, promptly pay to the Company the amount of such taxes. Any amount not paid by a Member (or former Member) at the time requested by the Managing Member shall accrue interest at the Prime Rate plus five percent (5%) per annum, compounded quarterly, until paid, and such Member (or former Member) shall also be liable to the Company for any damages resulting from a delay in making such payment beyond the date such payment is requested by the Managing Member, and for this purpose the fact that the Company could have paid this amount with other funds shall not be taken into account in determining such damages. Such payment shall not be treated as a Company Capital Contribution and shall not otherwise affect the Member’s rights and obligations under this Agreement.
(f)Each Non-Managing Member, by executing this Agreement, agrees that:
(i)when and if Proposed Treasury Regulations Section 1.83-3(1) and the proposed revenue procedure contained in Notice 2005-43 (together, the “Proposed Guidance”) become effective, the Company is authorized and directed to, if there is no material economic or tax detriment, elect the safe harbor described therein, under which the fair market value of any interest in the Company that is transferred in connection with the performance of services shall be treated as being equal to the liquidation value of that interest (the “Safe Harbor”); and
(ii)while the election described in clause (i) remains effective, the Company and each of the Members (including any Person to whom an interest in the Company is transferred in connection with the performance of services) shall comply with all requirements of the Safe Harbor described in the Proposed Guidance with respect to all interests in the Company that are transferred in connection with the performance of services.
Section 2.Reports
.
The Managing Member agrees to make available to each Member (other than any Non-Continuing Member) the reports made available to investors in the Fund; provided that Non-Continuing Members shall only receive from the Company such information as is determined by the Managing Member to be necessary for the preparation and filing of such Non-Continuing Members’ income tax returns.
Section 3.Valuation
.
Any required determination of the value of any or all of the assets of the Company for purposes of this Agreement shall be made by the Managing Member in its discretion, and such determination, absent manifest error, shall be binding on the Company and each Member.
Section 4.Confidentiality
.
(a)Each Non-Managing Member acknowledges that the information relating to the terms of this Agreement and other information relating to the Company, the Members, the Manager, the Fund or any of their respective Affiliates is confidential and agrees to keep and retain in the strictest confidence all such information learned by the Non-Managing Member heretofore or hereafter, and not to disclose any such information to any third party, whether during or after the time he, she or it is a Non-Managing Member, except as is necessary for the proper purposes of the Company or the Fund (and provided that any such party to whom information has been disclosed shall have agreed to keep such information confidential in accordance with the terms of this Section 8.4(a)), and except (i) for disclosure required by court order, subpoena or other government process, (ii) any such information which is, or through no fault of any Non-Managing Member becomes, available to the public or (iii) any disclosure explicitly consented to by the Managing Member in its discretion. Notwithstanding the foregoing, a Non-Managing Member may disclose information relating to its Interest in the Company to such Non-Managing Member’s legal, tax or financial advisors on a confidential basis and to the extent necessary for the purposes of advising such Non-Managing Member; provided, that such Non-Managing Member shall remain responsible for any disclosure of such information by such Persons in violation of the provisions of this Section 8.4. For the avoidance of doubt, any investment performance information of the Company, the Manager, the Fund and any of their respective Affiliates belongs to such Person and each Member (including any Non-Continuing Member) agrees not to, and to cause such Person’s Affiliates not to, directly or indirectly use, rely on, disclose or make accessible any such investment performance information to any third party other than in furtherance of the business of the Manager or its Affiliates or otherwise use, market, promote or claim as his, her or its own any such investment performance information, without the prior written consent of the Managing Member, which consent may be withheld by the Managing Member in its discretion.
(b)Each Non-Managing Member, to the fullest extent permitted by law, waives, and covenants not to assert, any claim or entitlement whatsoever to gain access to any information relating to any other Non-Managing Member. The Managing Member may, to the maximum extent permitted by applicable law, keep any information confidential from any Non-Managing Member, for such period of time as the Managing Member determines in its discretion (including information requested by such Non-Managing Member pursuant to Section 8.1, but excluding any financial statements required to be furnished to Non-Managing Members pursuant to Section 8.2).
Article XVII
Article XVIIITRANSFERS; CERTAIN WITHDRAWALS
Section 1.Transfer and Assignment of Company Interest
.
(a)Except as otherwise set forth in this Section 9.1, a Non-Managing Member may not, directly or indirectly, sell, exchange, transfer, assign, pledge or otherwise dispose of all or any part of any of such Non-Managing Member’s Interest (or solicit offers for any such sale or other disposition) without the consent of the Managing Member, which consent may be granted or withheld in its discretion (for any reason or no reason) and may be made subject to such conditions as the Managing Member deems appropriate; provided that the Managing Member shall not unreasonably withhold or delay its consent with respect to the proposed transfer by an Individual Member to a related Vehicle Member that has already been admitted to the Company. For the avoidance of doubt, the Manager Member may, directly or indirectly, sell, exchange, transfer, assign, pledge or otherwise dispose of all or any part of any of its Interest without the consent of the Non-Managing Members.
(b)Except as otherwise provided herein, the Managing Member shall in its discretion have the authority to admit any transferee of an Interest as a substituted Non-Managing Member. Any substituted Non-Managing Member must adhere to and agree to be bound by this Agreement prior to being admitted as a Member.
(c)Notwithstanding anything to the contrary contained herein, no Non-Managing Member shall directly or indirectly transfer any portion of such Non-Managing Member’s Interest if such transfer would reasonably be expected to (i) cause the Company to be treated as a “publicly traded partnership” within the meaning of Code Section 7704 or (ii) result in the creation of a potential REIT qualification problem under the ownership requirements in Code Section 856(a)(5) or 856(a)(6) or any other requirements of Code Sections 856-857 for any Subsidiary REIT.
(d)If any transfer of a Non-Managing Member’s Interest shall occur at any time other than the end of the Company’s Fiscal Year, the distributive shares of the various items of Company income, gain, loss, and expense as computed for tax purposes and the related distributions shall be allocated between the transferor and the transferee on a basis consistent with applicable requirements under Section 706 of the Code as determined by the Managing Member in its sole discretion.
Section 2.Vehicle Members
.
A Vehicle Member may, with the express consent of the Managing Member (but not otherwise), be admitted to the Company and hold an Interest in the Company for the benefit of a Person who would otherwise be eligible to be an Individual Member (the “Designated Employee”) or any of the Designated Employee’s immediate family members, heirs and legatees; provided that such Designated Employee shall retain all voting rights with respect to such Interest. A Vehicle Member may also hold two or more separate Interests, in which case such Interests shall be identified as separate Interests on the books and records of the Company, and separate sub-accounts shall be established in respect thereof, and the provisions of this Agreement shall be applied as if each such Interest were held by a separate Individual Member. The provisions of this Agreement shall be interpreted and applied to the extent necessary, as determined in good faith by the Managing Member, so as to have substantive application to the Vehicle Member as if the Vehicle Member were a full participant of an Interest held by the Designated Employee, including without limitation in the operation of Section 5.1 (Participation in Carried Interest Proceeds), Section 5.2 (Reduction of Participation Upon Becoming a Non-Continuing Member), Section 7.3 (Company Clawback) and Schedule I (Terms Applicable to Non-Continuing Members). The Designated Employee shall be deemed to have agreed to be jointly and severally liable with the Vehicle Member for the obligations of such Vehicle Member with respect to the Interest held by such Vehicle Member, and all obligations of such Designated Employee and such Vehicle Member (and all remedies for breach of such obligations) shall apply on a joint and several basis. If there are multiple Vehicle Members with respect to a Designated Employee, those Vehicle

Members shall be deemed to have agreed to be jointly and severally liable with such Designated Employee for all obligations with respect to the Interests held by the Designated Employee and all of such Designated Employee’s Vehicle Members.

Article XIX
Article XXEXCULPATION AND INDEMNIFICATION
Section 1.Liability, Limitation, Indemnification and Contribution
.
Notwithstanding anything to the contrary contained in this Agreement or otherwise applicable provision of law or equity, to the maximum extent permitted by the Delaware Act, a Covered Person shall owe no duties (including fiduciary duties) to the Company, to any Member or to any other Covered Person; provided, however that a Covered Person shall have the duty to act in accordance with the Delaware Act and the implied contractual covenant of good faith and fair dealing.
(a)To the maximum extent not prohibited by applicable law, the Company shall indemnify each Covered Person against any Claim, except to the extent that such Covered Person has been determined ultimately by a court of competent jurisdiction to have engaged in Disabling Conduct. Unless otherwise determined by the Managing Member in its discretion, the Company shall not indemnify any Non-Managing Member against any Claims that were directly and proximately caused by an internal dispute solely among such Member and one or more other Members that has not arisen as a result of a Claim or potential Claim by a third party. The Company may in the sole judgment of the Managing Member pay the expenses incurred by any such Person indemnifiable hereunder, as such expenses are incurred, in connection with any proceeding in advance of the final disposition. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that a Covered Person engaged in Disabling Conduct. The Company’s obligation, if any, to indemnify or advance expenses to any Covered Person is intended to be secondary to any such obligation of, and shall be reduced by any amount such Person may collect as indemnification or advancement from, the Fund or any portfolio company or subsidiary thereof.
(b)Notwithstanding anything to the contrary in this Agreement, the Company may, in the sole judgment of the Managing Member, pay any obligations or liabilities arising out of this Section 10.1 as a secondary indemnitor at any time prior to any primary indemnitor making any payments any such primary indemnitor owes, it being understood that any such payment by the Company shall not constitute a waiver of any right of contribution or subrogation to which the Company is entitled (including against any primary indemnitor) or relieve any other indemnitor from any indemnity obligations. Neither the Managing Member nor the Company shall be required to seek indemnification or contribution from any other sources with respect to any amounts paid by the Company in accordance with this Section 10.1, except to the extent set forth in Section 10.1(c).
(c)Before causing the Company to make payments pursuant to this Section 10.1 to any Covered Person entitled to seek indemnification hereunder, the Managing Member shall, on behalf of itself or such Covered Person, to the extent that the Managing Member reasonably believes that amounts are recoverable, first use commercially reasonable efforts to seek indemnification (i) from applicable third party insurance policies (if any) or (ii) based on applicable indemnification rights against the Fund and its portfolio companies; provided that the Managing Member may cause the Company to make indemnification payments under this Section 10.1 at any time if the Managing Member reasonably believes that such Covered Person will not receive timely indemnification on terms reasonably acceptable to such Covered Person from such other sources or if such indemnification is to pay the expenses incurred by such Covered Person in advance of the final disposition in accordance with this Section 10.1.
(d)The rights provided to any Covered Person by this Section 10.1 shall be enforceable against the Company only by such Covered Person.
(e)The indemnification and reimbursement of expenses provided by this Section 10.1 shall not be deemed exclusive of any other rights to which those seeking indemnification or reimbursement of expenses may be entitled under any other instrument or by reason of any other action or otherwise.
(f)The Managing Member is specifically authorized and empowered for and on behalf of the Company to enter into any agreement with any Covered Person, deed poll or other instrument that the Managing Member considers to be necessary or advisable to give full effect to the provisions of this Section 10.1.
Section 2.Survival of Rights
.
The provisions of this Article X shall continue to afford protection to each Covered Person regardless of whether such Covered Person remains in the position or capacity pursuant to which such Covered Person became entitled to indemnification under this Article X and regardless of any subsequent amendment to this Agreement, and no amendment to this Agreement shall reduce or restrict the extent to which these indemnification provisions apply to actions taken or omissions made prior to the date of such amendment. The provisions of Sections 7.3, 8.4 and 13.2(b) shall continue to apply to a Person who was formerly a Member, notwithstanding that such Person is no longer a Member.

Article XXI
Article XXIIDISSOLUTION AND WINDING UP
Section 1.Term
.
(a)The Company shall commence being wound up and dissolved in accordance with this Article XI, pursuant to the Delaware Act, upon such time as the Fund has completed its termination and winding up, unless sooner terminated by an order of the court pursuant to the Delaware Act.
(b)Except as provided in this Section 11.1, the death, resignation, expulsion, bankruptcy or dissolution of a Member shall not result in the dissolution of the Company.
Section 2.Winding Up
.
(a)Upon the completion of the termination and winding up of the Fund, the business of the Company shall be wound up in an orderly manner by the Managing Member.
(b)Subject to the Delaware Act, after all liabilities have been satisfied or duly provided for, the remaining assets shall be distributed to the Members in accordance with Article VII.
(c)A reasonable time period shall be allowed for the orderly winding up of the assets of the Company and the discharge of liabilities to creditors so as to enable the Managing Member to seek to minimize potential losses upon such winding up. The Company shall be dissolved when all of the assets of the Company shall have been distributed to the Members in accordance with this Section 11.2, and the Certificate shall have been canceled in the manner required by the Delaware Act.
Article XXIII
Article XXIVREPRESENTATIONS AND WARRANTIES
Each Non-Managing Member hereby makes the following representations, warranties and covenants:
Section 1.Legal Capacity, etc.
Such Non-Managing Member has all requisite legal capacity to be a Non-Managing Member of the Company, to acquire and hold its Interest and to execute, deliver and comply with the terms of this Agreement. The execution and delivery by such Non-Managing Member (including pursuant to any power of attorney granted pursuant to an Award Letter or otherwise) of, and compliance by such Non-Managing Member with, this Agreement (or any such Award Letter or other agreement or instrument executed by such Non-Managing Member in connection with its participation in the Company) does not conflict with, or constitute a default under, any instruments governing such Non-Managing Member, any law, regulation or order, or any agreement to which such Non-Managing Member is a party or by which such Non-Managing Member is bound. This Agreement has been duly executed by such Non-Managing Member and constitutes a valid and legally binding agreement of such Non-Managing Member, enforceable against such Non-Managing Member in accordance with its terms.
Section 2.Investment Risks
.
Such Non-Managing Member has such knowledge and experience in financial, tax and business matters as to enable it to evaluate the merits and risks of an investment in the Company, and to make an informed investment decision with respect thereto, is able to bear the risks of an investment in the Company and understands the risks of, and other considerations relating to, a purchase of an Interest. Such Non-Managing Member has been furnished any materials it has requested relating to this Agreement, the investment made hereby and the Fund, including the Fund’s confidential private placement memorandum and all supplements thereto and the Fund Agreement, and has been afforded the opportunity to ask questions of the Managing Member and to obtain any additional information requested. Such Non-Managing Member understands the risks of an investment in the Company, and is not relying upon any other information, representation or warranty by the Company, the Managing Member or any of its agents in determining to invest in the Company other than as set forth herein. Such Non-Managing Member has consulted to the extent deemed appropriate by such Non-Managing Member with such Non-Managing Member’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Company and on that basis believes that an investment in the Company is suitable and appropriate for such Non-Managing Member.
Section 3.No Illegal Activity or Proscribed Persons
.
(a)The funds to be invested by such Non-Managing Member under this Agreement are not derived from illegal or illegitimate activities and do not otherwise contravene United States federal or state laws or regulations, including but not limited to anti-money laundering laws.
(b)None of such Non-Managing Member or any of its Affiliates is a country, territory, person or entity named on any list of proscribed persons maintained by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), nor is such Non-Managing Member or any of its Affiliates a person or entity with whom dealings are prohibited under any OFAC regulations.

Section 4.U.S. Tax Forms
.
Such Member has executed and provided the Company properly completed copies of IRS Form W-8 or W-9, as applicable, which are valid as of the date hereof, and will promptly provide any additional information or documentation requested by the Managing Member relating to tax matters; if any such information or documentation previously provided becomes incorrect or obsolete, such Member will promptly notify the Managing Member and provide applicable updated information and documentation.
Section 5.Securities Law Matters
.
(a)Such Non-Managing Member is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended. Such Non-Managing Member is investing for its own account for investment purposes only and not for the account of or with a view to distribution to any other Person. In addition, each Member (i) is a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act or (ii) is (or is a Vehicle Member of a Designated Employee who is) a “knowledgeable employee,” as defined in Rule 3c-5(a)(4) promulgated under the Investment Company Act, of the Manager because such Person is either or both of (x) a president, vice president in charge of a principal business unit, division or function, or other officer of the Manager who performs a policy-making function, or a director, trustee, general partner, or person serving in a similar capacity for the Manager or (y) an employee of the Manager (other than an employee performing solely clerical, secretarial or administrative functions with regard to such company or its investments) who, in connection with his or her regular functions or duties, participates in the investment activities of the Fund or any other fund managed by the Manager, and has been providing such functions or duties for or on behalf of the Manager, or substantially similar functions or duties for or on behalf of another company, for at least the past twelve (12) months.
(b)Such Non-Managing Member , and if such Non-Managing Member is not the sole beneficial owner (as defined under Rule 13d-3 of the Exchange Act) of its Interest, any such other beneficial owner, has not been subject to any Disqualifying Event that, assuming such Non-Managing Member is the beneficial owner of at least twenty percent (20%) of the Company’s outstanding voting equity securities, would either (i) require disclosure of such Disqualifying Event under the provisions of Rule 506(e) promulgated under the Securities Act in connection with the use of the Rule 506 exemption under the Securities Act for the offer and sale of the Interest or (ii) result in disqualification under Rule 506(d)(1) promulgated under the Securities Act of the Company’s use of such exemption for the offer and sale of the Interest. Each Non-Managing Member shall provide the Company and the Managing Member with prompt written notice if it or any such beneficial owner is subject to, or experiences, a Disqualifying Event.
(c)Such Non-Managing Member understands that the Interests have not been registered under the Securities Act, the securities laws of any state or the securities laws of any other jurisdiction, nor is such registration contemplated. Such Non-Managing Member understands and agrees further that Interests must be held indefinitely unless they are subsequently registered under the Securities Act and any appropriate state or other securities laws or an exemption from registration under the Securities Act and these laws covering the sale of Interests is available. Even if such an exemption is available, the assignability and transferability of Interests shall be governed by this Agreement, which prohibits transfer of Interests (economic or otherwise) without the written consent of the Managing Member, which may be withheld in its discretion.
Article XXV
Article XXVIMISCELLANEOUS
Section 1.Termination
.
Unless otherwise set forth in a Non-Managing Member’s Award Letter, such Non-Managing Member may be terminated by the Managing Member in its discretion (for any reason or no reason) at any time, and such Non-Managing Member shall immediately become a Non-Continuing Member. Each Continuing Employee shall be subject to the terms and conditions of Section A5 of Schedule I during the term of his or her employment with, or service as an officer of, the Company or any of its Affiliates and for such additional period upon becoming a Non-Continuing Member as specified in Schedule I.
Section 2.Restrictive Covenants
.
Notwithstanding anything to the contrary contained in this Agreement, if any Member has (a) an Award Letter with the Company, the Managing Member, the Manager or any of their Affiliates that contains non-solicitation, non-competition or non-disparagement provisions and/or (b) an Employment Agreement with the Company, the Managing Member, the Manager or any of their Affiliates that contains non-solicitation, non-competition or non-disparagement provisions, in each case, such provisions shall supersede any applicable corresponding provisions of this Agreement with respect to such Member.

Section 3.Governing Law; Severability; Jurisdiction
.
This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. In particular, it shall be construed to the maximum extent possible to comply with all of the terms and conditions of the Delaware Act. If, nevertheless, it shall be determined by a court of competent jurisdiction that any provision or wording of this Agreement shall be invalid or unenforceable under the Delaware Act or other applicable law, such invalidity or unenforceability shall not invalidate the entire Agreement. This Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of the Delaware Act or any applicable law, and, in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions.
Section 4.Amendments
.
(a)Except as may be otherwise required by applicable law or as otherwise set forth herein, this Agreement may be amended, or provisions hereof waived, by the Managing Member in its discretion without the approval of any Member.
(b)Notwithstanding the provisions of Section 13.4(a), no purported amendment to this Agreement may, without the approval of the affected Member, (i) other than as set forth in this Agreement, adversely affect the entitlements of a Member disproportionately to its effect on the other Members without such Member’s consent, (ii) increase the liability of such Member beyond the liability of such Member expressly set forth in this Agreement or otherwise adversely modify or affect the limited liability of such Member, or (iii) change the method of allocations or distributions made under Article V, Article VI or Article VII in a manner adverse to such Member.
(c)Upon requisite approval of an amendment as described herein and without any further action or execution by any other Person, including any Member, (i) any amendment, restatement, modification or waiver of this Agreement may be implemented and reflected in a writing executed solely by the Managing Member, and (ii) each Member and any other party to or bound by this Agreement shall be deemed a party to and bound by such amendment, restatement, modification or waiver of this Agreement. The Managing Member shall give written notice of any amendment to this Agreement to all of the Members.
(d)Each Member agrees that if the Managing Member has not received, within such reasonable time period as may be specified by the Managing Member (which time period in any event shall not be fewer than twenty (20) days and any time period so specified shall be subject to extension in the discretion of the Managing Member) in any request to such Member for consent, waiver or approval (including any request under Section 13.4(b)) and after the Managing Member has sent a follow-up notice to such Member at least ten (10) days prior to the end of such time period so specified, any notice from such Member indicating its consent, approval or disapproval of any matter requested to be consented to or approved to by such Member, such Member shall, to the fullest extent permitted by law, be deemed for purposes of this Agreement to have indicated its approval or consent to such matter. Any request to a Member for consent, waiver or approval (and the relevant follow-up notice) shall contain a statement to the effect that if a Member fails to deliver a notice indicating its consent, approval or disapproval to such request, such Member shall be deemed to have indicated its consent or approval to the matter covered by such request as provided in this Section 13.4(d).
Section 5.Successors; Counterparts; Signatures
.
This Agreement (a) shall be binding as to the executors, administrators, estates, heirs and legal successors of the Members and (b) may be executed in several counterparts with the same effect as if the parties executing the several counterparts had all executed one counterpart. Any signature on the signature page of this Agreement may be an original or a facsimile or electronically transmitted signature.
Section 6.Interpretation
.
In the case of all terms used in this Agreement, the singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, as the context required. For the avoidance of doubt, any reference herein to an entity which has been the subject of a conversion shall be deemed to include reference to such entity’s successor, and any reference to any agreement shall be deemed to include any amendment, restatement or successor agreement.
Section 7.Power of Attorney
.
(a)Each Non-Managing Member does hereby (and shall by its execution of an Award Letter) constitute and appoint the Managing Member as its true and lawful representative, agent and attorney-in-fact, in its name, place and stead to make, execute, sign and file (i) any amendment to this Agreement which complies with the provisions of this Agreement (including any Award Letter which amends or varies the provisions hereof with respect to one or more Members), (ii) any documentation required in connection with the admission of a Person as a Member of the Company, (iii) any election authorized by Section 5.1, (iv) any documentation required in connection with the default of a Non-

Managing Member including, as applicable, a security agreement and any notices in connection therewith as contemplated by Section 4.2 and (v) all such other instruments, documents and certificates which, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid and subsisting existence and business of the Company as a limited liability company.
(b)The power of attorney granted hereby is irrevocable, is intended to secure an interest in property and shall (i) survive and not be affected by the subsequent death, disability or bankruptcy of the Non-Managing Member granting the same or the transfer of all or any portion of such Non-Managing Member’s Interest, and (ii) extend to such Non-Managing Member’s successors, assigns and legal representatives.
Section 8.No Decree of Dissolution
.
To the fullest extent permitted by applicable law, each Non-Managing Member covenants that, except with the consent of the Managing Member, it shall not apply for a decree of dissolution, file a bill for partnership or company accounting or seek the appointment by a court of a liquidator for the Company.
Section 9.Determinations of the Members; Non-Continuing Status
.
Unless otherwise specified in this Agreement, and notwithstanding any provisions of law or equity to the contrary, any determination, decision, consent, vote or judgment of, or exercise of discretion by, or action taken or omitted to be taken by, a Member (including, for the avoidance of doubt, the Managing Member) under this Agreement may be made, given, exercised, taken or omitted as such Member shall determine in its sole and absolute discretion, and in connection therewith with the foregoing, such Member shall be entitled to consider only such interests and factors as they deem appropriate, including their own interests. Notwithstanding anything to the contrary contained in this Agreement, the Interests of any Non-Continuing Member shall be solely economic, and any Non-Continuing Member shall have no rights hereunder other than such Non-Continuing Member’s rights, if any, to receive distributions or other payments pursuant to this Agreement. For the avoidance of doubt, a Non-Continuing Member shall not participate in any determination, decision, consent, vote or judgment of, or exercise of discretion by, or action taken or omitted to be taken by, the Members under this Agreement.
Section 10.Notices
.
All notices, requests and other communications to any party hereunder shall be in writing (including a facsimile, electronic mail, other electronic means or similar writing) and shall be given to such party at its address, electronic mail address or facsimile number set forth in a schedule filed with the records of the Company or such other address, electronic mail address or facsimile number as such party may hereafter specify for the purpose by notice to the Managing Member (if such party is a Non-Managing Member) or to all Non-Managing Members (if such party is the Managing Member). Each such notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified pursuant to this Section 13.10, (b) if given by electronic mail, when sent, (c) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified pursuant to this Section 13.10.
Section 11.Further Assurances
.
Each Member shall execute all such certificates and other documents and shall do all such filing, recording, publishing and other acts as the Managing Member deems appropriate to comply with the requirements of the Delaware Act for the operation of the Company and to comply with any applicable laws, rules and regulations relating to the acquisition, operation or holding of the property of the Company. Each Non-Managing Member shall procure a written consent in the form attached hereto as Exhibit A from such Non-Managing Member’s spouse (if any) (a) acknowledging, among other things, the transfer restrictions set forth herein and (b) agreeing to grant such Non-Managing Member and the Company the right to compulsorily withdraw, transfer or otherwise repurchase any Interest received by such spouse in any divorce or marital settlement proceeding.
Section 12.Entire Agreement
.
This Agreement, together with any Award Letter executed by the Company and one or more Non-Managing Members modifying or supplementing the terms of this Agreement with respect to one or more such Non-Managing Members, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior agreement or understanding with respect to the subject matter hereof. The parties hereto acknowledge that, notwithstanding anything to the contrary contained in this Agreement (including Section 13.4), (a) the Managing Member, on its own behalf or on behalf of the

Company and (b) the Manager or any of its Affiliates, without any act, consent or approval of any other Member, may enter into an Award Letter or an Employment Agreement, in each case, which has the effect of establishing rights under, or altering or supplementing the terms of, this Agreement. The parties agree that (i) any rights established, or any terms of this Agreement altered or supplemented, in an Award Letter to or with a Member shall govern with respect to such Member notwithstanding any other provision of this Agreement and (ii) subject to Section 13.2, any rights established, or any terms of this Agreement altered or supplemented, in an Employment Agreement to or with a Member shall be superseded by the terms of this Agreement with respect to such Member. The other Members shall have no recourse against the Company, any Member or any of their respective Affiliates in the event that certain Members receive additional or different rights or terms as a result of such Award Letters or Employment Agreements.
[The remainder of this page is intentionally left blank.]

[Signature Page to A&R LLC Agreement of Medley RealD Investors LLC]

[Signature Page to A&R LLC Agreement of Medley RealD Investors LLC]

IN WITNESS WHEREOF, the undersigned have duly executed and unconditionally delivered this Agreement as of the day and year first above written.
Managing Member:
MEDLEY CAPITAL LLC

By:
Title:

Non-Managing Members:

[_______________]

S.I-2
103058476.2

SCHEDULE I

Terms Applicable to Non-Continuing Members

This Schedule I to the Amended and Restated Limited Liability Company Agreement of Medley RealD Investors LLC (as amended from time to time, the “Agreement”), which is an integral part of the Agreement, sets out the terms applicable to the participation of a Non-Managing Member that has become a Non-Continuing Member. The terms of this Schedule I will apply to any Non-Managing Member absent any modification in any Award Letter or other instrument adopted by the Managing Member in accordance with the Agreement.

A1.    Reduction of Carried Interest Percentages.
(a)    The following provisions shall apply in the event a Non-Managing Member becomes a Non-Continuing Member:
(i)    If such Member becomes a Non-Continuing Member following the occurrence of a Cause (as defined below) event with respect to such Member (or any Designated Employee to which a Vehicle Member that is a Non-Managing Member relates), the Carried Interest Percentages of such Member shall be reduced to zero and such Member shall have no right to receive any further distributions from the Company. For the avoidance of doubt, such Member shall forfeit any amounts in such Member’s Capital Account in respect of such Member’s Carried Interest.
(ii)    If such Member becomes a Non-Continuing Member due to any reason other than a Cause event with respect to such Member (or any Designated Employee to which a Vehicle Member that is a Non-Managing Member relates), the Carried Interest Percentages of such Member shall not be subject to any reduction hereunder.
(iii)    Notwithstanding Section A1(a)(ii), if, after a Member (or any Designated Employee to which a Vehicle Member that is a Member relates) becomes a Non-Continuing Member, the Managing Member determines (in its discretion) that such Non-Continuing Member could have been terminated for Cause, the Carried Interest Percentages of such Member shall immediately be reduced to zero and such Member shall have no right to receive any further distributions from the Company.
(iv)    As used herein, “Cause” means, as to any Non-Managing Member (or any Designated Employee to which a Vehicle Member that is a Non-Managing Member relates), (A) such Non-Managing Member’s fraud or embezzlement, (B) such Non-Managing Member’s conviction for, or the entering of a plea of guilty or nolo contendere to, a financial crime that constitutes a felony (or any state-law equivalent) or that involves moral turpitude, (C) such Non-Managing Member’s conviction for any other criminal act that has a material adverse effect on the property, operations, business or reputation of the Company or any of its Affiliates and (D) any other conduct of such Non-Managing Member which would be treated as “cause” under any Employment Agreement or unitholder agreement between such Non-Managing Member and the Managing Member or its Affiliates.
(c)    Authority of Managing Member. The Managing Member may, in its discretion, reduce all or any Carried Interest Percentage of any Non-Continuing Member by a lesser amount than that which would apply under the foregoing principles.
(d)    Reallocation of Carried Interest Percentages. Any reduction in the Carried Interest Percentages of a Non-Continuing Member shall be reallocated to the Managing Member, unless otherwise determined by the Managing Member.
A2.    Adjustment of Carried Interest Percentages. Unless otherwise determined by the Managing Member, the Company Capital Contribution obligations (other than any Clawback Obligations), if any, of any Member whose Carried Interest Percentages have increased as a result of the reduction of the Carried Interest Percentages of any Non-Continuing Member shall be increased by the amount of the reduction in such Non-Continuing Member’s Company Capital Contribution obligations, if any, pursuant to this Schedule I, in the same proportions as such Carried Interest Percentages were increased.

Strictly Confidential

4
103058463.2
Execution Version
Strictly Confidential

103058463.2
EXHIBIT A
SPOUSAL CONSENT

I acknowledge that I have read that certain Amended and Restated Limited Liability Company Agreement, dated as of November [__], 2018 of Medley RealD Investors LLC (as amended, the “LLC Agreement”) to which my spouse (or his or her Vehicle Member (as defined in the LLC Agreement)) has agreed to become a party, and that I understand its contents. I am aware that the LLC Agreement imposes certain obligations upon my spouse (and/or his or her Vehicle Member), including, without limitation, restrictions on the transfer of my spouse’s Interest (as defined in the LLC Agreement). I hereby agree that I have no rights to become a Member and no rights to any Interest, the transfer of which is restricted under the LLC Agreement or, vis-à-vis the Company or any Member (other than my spouse), to any proceeds therefrom, and I agree that the foregoing is binding upon any community property interest or marital settlement awards I may now or hereafter own or receive and regardless of any termination of my marital relationship with a Member or Designated Employee (as defined in the LLC Agreement) for any reason. For the avoidance of doubt, I acknowledge and agree that the intent of this Spousal Consent is not to operate as a waiver of claims against my spouse, but to insulate the Company from the effect of any such claims as a condition to the grant of rights to my spouse hereunder. I hereby grant Medley RealD Investors LLC the right to compulsorily withdraw, transfer or otherwise repurchase any Interest or portion thereof I receive upon any community property interest or marital settlement awards.

Dated as of ____________, 20__
_______________________________
Signature of Spouse
_______________________________
Name

EXHIBIT B

Amended and Restated
Limited Liability Company Agreement
of
MEDLEY AVANTOR INVESTORS LLC
_______________

Dated as of November [ ], 2018

i

NOTICE

NEITHER MEDLEY AVANTOR INVESTORS LLC NOR THE MEMBER INTERESTS THEREIN HAVE BEEN OR WILL BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THE SECURITIES LAWS OF ANY OF THE STATES OF THE UNITED STATES OR THE SECURITIES LAWS OF ANY FOREIGN JURISDICTION.
THE DELIVERY OF THIS LIMITED LIABILITY COMPANY AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY OFFER, SOLICITATION OR SALE OF MEMBER INTERESTS IN MEDLEY AVANTOR INVESTORS LLC IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE.
THE MEMBER INTERESTS IN MEDLEY AVANTOR INVESTORS LLC ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE OR FOREIGN SECURITIES LAWS PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS AND CONDITIONS SET FORTH IN THIS LIMITED LIABILITY COMPANY AGREEMENT.

iii

ii

Page
Article I DEFINITIONS    1

Section 1.1	Definitions 1
Article II GENERAL PROVISIONS    8

Section 2.1	Company; Name 8

Section 2.2	Offices 9

Section 2.3	Purpose and Powers of the Company 9

Section 2.4	Liabilities of the Members Generally 9

Section 2.5	Fiscal Year 10

Section 2.6	Non-Managing Member Interests 10

Section 2.7	No Benefits, Duties or Obligations to Creditors 11
Article III MANAGEMENT AND OPERATIONS OF THE COMPANY    11

Section 3.1	Managing Member 11

Section 3.2	Officers 12

Section 3.3	Company Expenses 12

Article IV COMPANY CAPITAL CONTRIBUTIONS    12

Section 4.1	Company Capital Contributions 12

Section 4.2	Default in Company Capital Contributions 13

Section 4.3	Rights of Members in Capital 13

Section 4.4	Capital Accounts 14
Article V CARRIED INTEREST    15

Section 5.1	Participation in Carried Interest Proceeds 15

Section 5.2	Reduction of Participation Upon Becoming a Non-Continuing Member 16
Article VI allocations    16

Section 6.1	Allocation of Profits and Losses 16

Section 6.2	Tax Allocations 17
Article VII DISTRIBUTIONS    18

Section 7.1	Distributions 18

Section 7.2	Reserves; Withholding of Certain Amounts 19

Section 7.3	Company Clawback 20

Section 7.4	Member Giveback 21

Section 7.5	Interpretive Authority of Managing Member 21

Section 7.6	Giveback of Excess Distributions 21
Article VIII BOOKS AND RECORDS; REPORTS; CONFIDENTIALITY    21

Section 8.1	Records and Accounting; Partnership Representative 21

Section 8.2	Reports 23

Section 8.3	Valuation 23

Section 8.4	Confidentiality 23
Article IX TRANSFERS; CERTAIN WITHDRAWALS    24

Section 9.1	Transfer and Assignment of Company Interest 24

Section 9.2	Vehicle Members 25
Article X EXCULPATION AND INDEMNIFICATION    26

Section 10.1	Liability, Limitation, Indemnification and Contribution 26

Section 10.2	Survival of Rights 27
Article XI DISSOLUTION AND WINDING UP    27

Section 11.1	Term 27

Section 11.2	Winding Up 27
Article XII REPRESENTATIONS AND WARRANTIES    28

Section 12.1	Legal Capacity, etc. 28

Section 12.2	Investment Risks 28

Section 12.3	No Illegal Activity or Proscribed Persons 29

Section 12.4	U.S. Tax Forms 29

Section 12.5	Securities Law Matters 29
Article XIII MISCELLANEOUS    30

Section 13.1	Termination 30

Section 13.2	Restrictive Covenants 30

Section 13.3	Governing Law; Severability; Jurisdiction 30

Section 13.4	Amendments 31

Section 13.5	Successors; Counterparts; Signatures 32

Section 13.6	Interpretation 32

Section 13.7	Power of Attorney 32

Section 13.8	No Decree of Dissolution 32

Section 13.9	Determinations of the Members; Non-Continuing Status 33

Section 13.10	Notices 33

Section 13.11	Further Assurances 33

Section 13.12	Entire Agreement 34
Schedule I    Terms Applicable to Non-Continuing Members
Exhibit A    Form of Spousal Consent
27

103058463.2

MEDLEY AVANTOR INVESTORS LLC
AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
This AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT dated as of November [__], 2018 of Medley Avantor Investors LLC, a limited liability company formed under the laws of the State of Delaware (the “Company”), by and among Medley Capital LLC, as managing member of the Company, and those admitted to the Company as Non-Managing Members (as defined below) in accordance herewith.
WHEREAS, the Company was formed pursuant to the Delaware Act (as defined below) by the filing of a Certificate of Formation of the Company, dated as of November 1, 2018 (the “Certificate”), in the office of the Secretary of State of the State of Delaware on November 1, 2018;
WHEREAS, Medley Capital LLC, as sole member, entered into a Limited Liability Company Agreement of the Company, dated as of November 1, 2018 (the “Original Agreement”); and
WHEREAS, the parties hereto desire to admit additional members to the Company as Non-Managing Members, and in connection therewith, to amend and restate the Original Agreement in its entirety.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and intending to be legally bound, the parties hereto hereby agree to amend and restate the Original Agreement in its entirety as follows:

Article XXVII
Article XXVIIIDEFINITIONS
Section 1.Definitions
. The following terms, as used in this Agreement, have the respective meanings set forth below:
“2015 Act” has the meaning set forth in Section 8.1(c).
“Adjusted Capital Account Balance” means, with respect to any Member, the balance in such Member’s Capital Account adjusted (a) by taking into account the adjustments, allocations and distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6); and (b) by adding to such balance such Member’s share of partnership minimum gain and partner nonrecourse debt minimum gain, determined pursuant to Treasury Regulations Section 1.704-2(g)(1) and 1.704-2(i)(5). The foregoing definition of Adjusted Capital Account Balance is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Affiliate” of any Person means any other Person that, directly or indirectly through one of more intermediaries, controls, is controlled by or is under common control with such Person, and the term “Affiliated” shall have a correlative meaning. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies or investment decisions of a Person, whether through the ownership of voting securities, by contract or otherwise. Members of the immediate family (i.e., spouse, parents and lineal descendants) of any Member, and any family trusts for, and estate planning vehicles of, any Member and such Member’s immediate family members shall be deemed to be Affiliates of such Member. For the avoidance of doubt, no Member shall be deemed an Affiliate of any other Member solely by virtue of its Interest.
“After Tax Carried Interest Proceeds” means, as of any date, with respect to any Member, the Carried Interest Proceeds received by such Member, net of the Income Tax Liability of such Member allocable to such Carried Interest Proceeds.
“Agreement” means this Amended and Restated Limited Liability Company Agreement, including Schedule I and Exhibit A hereto, as amended from time to time.
“Award Letter” means, with respect to any Non-Managing Member, a letter or other instrument executed by the Managing Member and such Non-Managing Member evidencing such Non-Managing Member’s Carried Interest Percentage and setting forth such other terms of such Non-Managing Member’s participation in the Company as agreed upon between the Managing Member and such Non-Managing Member.
“Business Day” means any day except a Saturday, a Sunday or other day on which commercial banks in New York City are authorized or obligated by law or executive order to be closed.
“Capital Account” means, with respect to each Member, the capital account established and maintained on behalf of such Member as described in Section 4.4.
“Carried Interest” means the carried interest, performance allocation or incentive fees earned directly or indirectly by the Company from the Fund.
“Carried Interest Percentage” means, with respect to any Member and any Carried Interest Proceeds in which such Member is entitled to participate as set forth in an Award Letter or other instrument executed by the Managing Member, such Member’s percentage interest in such Carried Interest Proceeds received by the Company in respect of the Fund, as determined by the Managing Member in its discretion, as recorded in the books and records of the Company and as adjusted from time to time in accordance with this Agreement.
“Carried Interest Proceeds” means the net cash proceeds or other property received by the Company directly or indirectly on account of the Carried Interest (including for the avoidance of doubt Minimum Tax Distributions that are attributable to the right to receive distributions on account of the Carried Interest).
“Certificate” has the meaning set forth in the recitals hereto.
“Claim” means any claims, losses, liabilities, damages, costs or expenses (including attorney fees, judgments and expenses in connection therewith and amounts paid in defense and settlement thereof) to which any Covered Person may directly or indirectly become subject in connection with the Company or in connection with any involvement with any investment of the Fund (including serving as an officer, director, consultant or employee of any such investment).
“Clawback Contribution” means a Company Capital Contribution required of a Member under Section 7.3 to fund a Clawback Obligation.
“Clawback Obligation” means an obligation on the part of the Company or the Managing Member, pursuant to the Fund Agreement, to make a payment to the Fund or its investors in respect of a clawback of the related Carried Interest.
“Clawback Repayment Amount” has the meaning set forth in Section 7.3(a).
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Company” has the meaning set forth in the preamble hereto.
“Company Capital Contribution” means, with respect to any Member, a contribution of cash or property made or deemed made to the Company by such Member.

“Company Expenses” have the meaning set forth in Section 3.3.
“Continuing Employee” means, at any time, any Individual Member who (or any Vehicle Member related to a Designated Employee who) at such time is an officer or employee of the Company, the Managing Member, the Manager or any of their Affiliates.
“Covered Person” means each Member, the Partnership Representative, the Designated Individual, any Affiliate of a Member or the Company and, unless otherwise determined by the Managing Member, any members, managers, shareholders, partners, directors, officers, employees, agents, advisors, assigns, representatives, heirs, legatees, executors or administrators of any Member or its Affiliates and any members, managers, shareholders, partners, directors, officers, employees, agents, advisors, assigns or representatives of the Fund, the Company or their Affiliates.
“Cumulative Carried Interest Proceeds” means, with respect to any Member at any time, the aggregate amount of Carried Interest Proceeds that have been distributed at or prior to such time to such Member pursuant to Section 7.1 less the cumulative amount of Clawback Contributions previously made by such Member at or prior to such time.
“Delaware Act” means the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101 et seq., as amended from time to time.
“Designated Employee” has the meaning set forth in Section 9.2.
“Designated Individual” has the meaning set forth in Section 8.1(c).
“Disabling Conduct” means, with respect to any Covered Person and any Claim, such Covered Person’s fraud, willful malfeasance or gross negligence; reckless disregard of duties by in the conduct of such Covered Person’s office; a material and knowing violation of applicable U.S. securities laws or a criminal conviction, in either case with respect to the activities of the Company; or a material breach of this Agreement.
“Disqualifying Event” means, for purposes of Rule 506(d) promulgated under the Securities Act, any of the following events has occurred with respect to a Member, or any beneficial owner of such Member:

(i)
such Person has been convicted, within ten years before the date hereof (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor: (A) in connection with the purchase or sale of any security; (B) involving the making of any false filing with the U.S. Securities and Exchange Commission (the “SEC”); or (C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii)
such Person is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before the date hereof, that, as of the date hereof, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice: (A) in connection with the purchase or sale of any security; (B) involving the making of any false filing with the SEC; or (C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii)
such Person is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; U.S. Commodity Futures Trading Commission (the “CFTC”); or the National Credit Union Administration that: (A) as of the date hereof, bars the person from: (1) association with an entity regulated by such commission, authority, agency, or officer; (2) engaging in the business of securities, insurance or banking; or (3) engaging in savings association or credit union activities; or (B) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before the date hereof;

(iv)
such Person is subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”), that, as of the date hereof: (A) suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser; (B) places limitations on the activities, functions or operations of such person; or

(C) bars such person from being associated with any entity or from participating in the offering of any penny stock;

(v)
such Person is subject to any order of the SEC entered within five years before the date hereof that, as of the date hereof, orders the person to cease and desist from committing or causing a violation or future violation of: (A) any scienter-based anti-fraud provision of the federal securities laws, including without limitation Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and 17 CFR 240.10b-5, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Advisers Act, or any other rule or regulation thereunder; or (B) Section 5 of the Securities Act;

(vi)
such Person is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii)
such Person has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within five years before the date hereof, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, as of the date hereof, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii)
such Person is subject to a United States Postal Service false representation order entered within five years before the date hereof, or is, as of the date hereof, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

“Employment Agreement” means, with respect to any Member, an employment agreement between such Member (or, in the case of any Vehicle Member, the related Designated Employee to whom such Vehicle Member relates) and the Managing Member or any of its Affiliates.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
“Fiscal Year” has the meaning set forth in Section 2.5.
“Fund” means Medley Tactical Opportunities LLC, a Delaware limited liability company, and, unless otherwise specified by the Managing Member, shall include all investment vehicles that invest in parallel with or serve as an alternate investment vehicle or co-investment vehicle for such fund.
“Fund Agreement” means the Limited Liability Company Agreement of the Fund, dated as of August 11, 2017, as such agreement may be amended from time to time.
“Gross Asset Value” means, with respect to any property of the Company (other than money), such property’s adjusted basis for U.S. federal income tax purposes, except that (a) the Gross Asset Value of any such property contributed or deemed contributed to the Company shall be the gross fair market value of such property on the date of the contribution and (b) the Gross Asset Value of such property shall be adjusted to its Value (i) whenever such adjustment is required in order for allocations under this Agreement to have “economic effect” within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii) and (ii) if the Managing Member considers appropriate, whenever such adjustment is permitted under Treasury Regulations Section 1.704 1(b)(2)(ii).
“Income Tax Liability” means (a) the taxable income that has been allocated to any Member in respect of its shares of Carried Interest Proceeds, multiplied by (b) the combined U.S. federal, state and local income tax rates on such taxable income computed using the highest aggregate marginal tax rates (including applicable surcharges and alternative minimum, Medicare, employment and other taxes based on income and any other similar taxes, if any) applicable to individuals residing in New York, New York for the applicable taxable year(s) in which such taxable income was allocated to the Member taking into account any different tax rates applicable to different types of taxable income (e.g., long-term capital gain, recapture income, ordinary income), after giving effect to (i) the deductibility, if any, for U.S. federal and state tax purposes of state or local income taxes on such applicable income at the time of its recognition taking into account any limitations on such deductibility, including those imposed pursuant to Section 68 of the Code, and the effect of any alternative minimum tax, (ii) any loss limitations or other limitations on deductions imposed by the Code or the Treasury Regulations, and (iii) any carryforwards of prior losses allocated to such Member to the extent such losses can be utilized to offset such income.

“Individual Member” means a Member that is an individual and participates in the Carried Interest through its Interest, and where appropriate shall include any Vehicle Members related to such Individual Member.
“Interest” means the interest of a Member in the Company.
“Investment Expenses” has the meaning set forth in the Fund Agreement.
“Manager” has the meaning set forth in the Fund Agreement.
“Managing Member” means Medley Capital LLC, and any other Person that becomes a successor or an additional Managing Member of the Company, in such Person’s capacity as Managing Member of the Company, in each case as the context requires.
“Member Giveback” has the meaning set forth in Section 7.4.
“Members” means, collectively, the Managing Member and Non-Managing Members.
“Minimum Tax Distributions” means distributions received by the Company from the Fund pursuant to Section 6.2(c) of the Fund Agreement, if any.
“Net Profits” and “Net Losses” means, with respect to any Fiscal Year or other relevant period of calculation of the Company, any taxable income or taxable loss for such Fiscal Year or other period, as determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

(a)	any income that is exempt from U.S. federal income tax and not otherwise taken into account in computing Net Profits or Net Losses pursuant hereto shall be added to such taxable income or loss;

(b)
any expenditures described in Code Section 705(a)(2)(B) (or treated as expenditures described in Code Section 705(a)(2)(B) pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i)) and not otherwise taken into account in computing Net Profits or Net Losses pursuant hereto shall be subtracted from such taxable income or loss;

(c)
in the event the Gross Asset Value of any property is adjusted pursuant to the definition of “Gross Asset Value”, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property for purposes of computing Net Profits or Net Losses;

(d)
gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for U.S. federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

(e)
with respect to property the Gross Asset Value of which differs from its adjusted basis for United States federal income tax purposes, depreciation, amortization and cost recovery deductions with respect thereto shall be determined under Treasury Regulations Sections 1.704-1(b)(2)(iv)(g)(3) or 1.704-3(d) as determined by the Managing Member; and

(f)	any other provisions or items which are specifically allocated pursuant to Section 6.2(b) hereof shall not be taken into account in computing Net Profits or Net Losses.
“Non-Continuing Member” means an Individual Member who (or any Vehicle Member related to Designated Employee who) ceases to be an officer or employee of the Company or any of its Affiliates for any reason.
“Non-Managing Member” means, at any time, any Person who is at such times a Non-Managing Member of the Company and shown as such on the books and records of the Company, in its capacity as a Non-Managing Member of the Company.
“OFAC” has the meaning set forth in Section 12.3(b).
“Officers” has the meaning set forth in Section 3.2.
“Original Agreement” has the meaning set forth in the recitals hereto.

“Partnership Representative” has the meaning set forth in Section 8.1(c).
“Permitted Temporary Investments” has the meaning set forth in the Fund Agreement.
“Person” means any individual, partnership, limited partnership, limited liability company, trust, estate, corporation, custodian, nominee or any other individual or entity acting on its own or in any representative capacity.
“Prime Rate” means the rate of interest published from time to time in The Wall Street Journal, Eastern Edition (or any successor publication thereto), designated therein as the prime rate, or if not so published, the rate of interest publicly announced from time to time by any money center bank as its prime rate in effect at its principal office, as identified in writing by the Managing Member to the Members.
“Profits Interest” has the meaning set forth in Section 5.1(b).
“Proposed Guidance” has the meaning set forth in Section 8.1(f)(i).
“Safe Harbor” has the meaning set forth in Section 8.1(f)(i).
“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time.
“Threshold Amount” has the meaning set forth in Section 5.1(c).
“Transfer” means, any voluntary or involuntary transfer, sale, pledge, encumbrance, mortgage, assignment, hypothecation or other disposition and, as a verb, to voluntarily or involuntarily transfer, sell, pledge, encumber, mortgage, assign, hypothecate or otherwise dispose of.
“Treasury Regulations” means the regulations of the U.S. Treasury Department issued pursuant to the Code.
“Vehicle Member” means any partnership, limited partnership, limited liability company, trust or other vehicle or joint account that is or becomes a Member and through which an Individual Member or Person otherwise eligible to become an Individual Member holds an Interest in the Company.

Article XXIX
Article XXXGENERAL PROVISIONS
Section 1.Company; Name
.
The name of the Company is Medley Avantor Investors LLC. The Company’s business may be conducted under any other name or names deemed advisable by the Managing Member. The Managing Member shall give notice of any change of the name of the Company to each Non-Managing Member. All right, title and interest in and to the use of the name of the Company and any abbreviation or variation thereof, including any name to which the name of the Company is changed, shall be the sole property of the Managing Member, and Non-Managing Members shall have no right, title or interest in or to the use of any such name.
Section 2.Offices
.
(a)The principal place of business and principal office of the Company shall be at 280 Park Avenue, 6th Floor East, New York, NY 10017, or such other place as the Managing Member may determine from time to time. The Managing Member shall give notice of any change of such address to each Non-Managing Member.
(b)The Company shall maintain a registered office in Delaware at, and the name and address of the Company’s registered agent in Delaware is, c/o The Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware, 19808, or such other registered office and/or registered agent as the Managing Member shall determine.
Section 3.Purpose and Powers of the Company
.
The Company is formed for the object and purpose of, and the nature of the business to be conducted and promoted by the Company is, (a) receiving Carried Interest Proceeds and being responsible for any related Clawback Obligations, as provided in the Fund Agreement and (b) doing everything necessary or desirable for the accomplishment of the above purpose or the furtherance of any of the powers herein set forth and doing every other act and thing incidental thereto or connected therewith. The Company shall have the power to do any and all acts determined by the Managing Member to be necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the purposes described herein.

Section 4.Liabilities of the Members Generally
.
(a)The rights and liabilities of the Members shall be as provided in the Delaware Act, except as herein otherwise provided (to the extent permitted by the Delaware Act).
(b)Except as expressly provided herein or as otherwise expressly provided under the Delaware Act, no Non-Managing Member shall participate in the management or control of the Company, nor shall any Non-Managing Member have the power to act for, sign for, bind or make a decision on behalf of, the Company in such capacity. No Non-Managing Member may hold itself out as a manager or managing member of the Company to third parties.
(c)Except as otherwise provided in this Agreement or the Delaware Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Non-Managing Member shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a member of the Company.
(d)Except as otherwise provided in this Agreement or the Delaware Act, the liability of each Non-Managing Member shall be limited to the amount of Company Capital Contributions required to be made by such Non-Managing Member in accordance with the provisions of this Agreement, but only when and to the extent the same shall become due pursuant to the provisions of this Agreement.
(e)Each Member agrees to take such actions as are in its power and control to cause the Company to be in compliance with its obligations under the Fund Agreement and not to take any action which would cause the Company to be in violation of the Fund Agreement. Nothing in this Section 2.4(e) shall require any Member other than the Managing Member to take any affirmative action to cause the Company to act.
Section 5.Fiscal Year
.
The fiscal year (the “Fiscal Year”) of the Company for financial statements and federal income tax purposes will end on December 31st of each year, except as otherwise required by Code Section 706; provided that upon the termination of the Company, “Fiscal Year” shall mean the period from the January 1st immediately preceding such termination to the date of such termination.
Section 6.Non-Managing Member Interests
.
(a)Subject to the terms of this Agreement, any Person may be admitted as a Non-Managing Member by the Managing Member in its discretion on such terms as the Managing Member may approve and specify in the books and records of the Company upon the execution by such Person of a counterpart of this Agreement, an Award Letter (or in the case of a Vehicle Member, the Designated Employee of such Vehicle Member). All Members shall be bound by all provisions of this Agreement.
(b)Subject to Section 5.1, upon admission of a new Non-Managing Member and issuance of a new Interest in connection therewith that includes a Carried Interest Percentage, the Carried Interest Percentage of the Managing Member shall be reduced.
(c)The books and records of the Company shall be amended upon the admission of a new Non-Managing Member and issuance of an Interest to reflect such issuance (including to reflect a Person’s admission as a Non-Managing Member of the Company, such Non-Managing Member’s Carried Interest Percentage, and any corresponding reductions of other Members’ Carried Interest Percentages).
(d)The Managing Member has the authority to create Interests of separate classes which shall have the rights, powers and duties as set forth herein, in an Award Letter or in an addendum to this Agreement. Without limitation of the foregoing, the terms of participation by any Individual Member may be varied by the Managing Member with the consent of such Individual Member through an Award Letter, an addendum to this Agreement or other instrument executed by the Managing Member and accepted by such Individual Member, without any action on the part of any other Member. Nothing in this Agreement shall obligate the Managing Member to treat all Non-Managing Members alike, and the exercise of any power or discretion by the Managing Member in the case of any one Non-Managing Member shall not create any obligation on the part of the Managing Member to take any similar action in the case of any other Non-Managing Member, it being understood that any power or discretion conferred upon the Managing Member shall be treated as having been so conferred upon the Managing Member as to each Non-Managing Member separately.
Section 7.No Benefits, Duties or Obligations to Creditors
.
The provisions of this Agreement are intended solely to benefit the Members and, to the fullest extent permitted by applicable law, shall not be construed as conferring any benefit upon any creditor of the Company other than the Members (and no such creditor of the Company other than the Members shall be a third-party beneficiary under this Agreement).

Article XXXI
Article XXXIIMANAGEMENT AND OPERATIONS OF THE COMPANY
Section 1.Managing Member
.
(a)Except as otherwise specifically provided herein or otherwise expressly provided under the Delaware Act, the management of the Company shall be vested exclusively in the Managing Member, and Non-Managing Members shall have no part in the management or control of the Company and shall have no authority or right to act on behalf of the Company in connection with any matter.
(b)Subject to the terms of this Agreement, the Managing Member shall have the sole power and authority on behalf of and in the name of the Company to carry out any and all of the objects and purposes and to exercise any and all of the powers contemplated by Section 2.3 and to perform all acts which it may deem necessary or advisable in connection therewith. The Managing Member shall not take any action that would subject any Non-Managing Member to liability for the debts and obligations of the Company.
(c)The Members agree that all actions made or taken by the Managing Member in accordance with the terms of this Agreement on behalf of the Company shall bind the Company, the Members and their respective successors, assigns and personal representatives. Persons dealing with the Company are entitled to rely conclusively upon the power and authority of the Managing Member as herein set forth.
(d)In addition to powers, rights, privileges, duties and discretion delegated to the Officers pursuant to Section 3.2, the Managing Member may delegate to any Person or Persons, including any Person who is a Non-Managing Member, all or any of the powers, rights, privileges, duties and discretion vested in it pursuant to this Article III and such delegation may be made upon such terms and conditions as the Managing Member shall determine.
(e)Any Person to whom the Managing Member delegates any of its duties pursuant to this Section 3.1 or any other provision of this Agreement shall be subject to the same standard of care as the Managing Member, unless such Person and the Managing Member mutually agree to a different standard of care or right to indemnification to which such Person shall be subject.
(f)To the fullest extent permitted by applicable law, the Managing Member (or any Affiliate of the Managing Member) is hereby authorized to (i) purchase property from, sell property to, lend money or otherwise deal with any of its Affiliates, any Member, the Company or any Affiliates of any of the foregoing Persons, (ii) obtain services from any Member or any Affiliate of any Member and (iii) otherwise cause or permit the Company, its portfolio companies and Affiliates to enter into any such transaction.
Section 2.Officers
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The Managing Member may, from time to time as it deems advisable, select natural persons who are employees or agents of the Managing Member, the Manager, the Company or their Affiliates and designate them as officers of the Company (the “Officers”) and assign titles (including, without limitation, Chief Executive Officer, President, Chief Financial Officer, Chief Compliance Officer, Vice President, Secretary and Treasurer) to any such person. Unless the Managing Member decides otherwise, if the title is one commonly used for officers of a business corporation formed under the Delaware General Corporation Law, the assignment of such title shall constitute the delegation to such person of the authorities and duties that are normally associated with that office. Any delegation pursuant to this Section 3.2 may be revoked at any time by the Managing Member. An Officer may be removed with or without cause by the Managing Member.
Section 3.Company Expenses
.
Expenses of the Company, including, without limitation, liabilities of the Company to Covered Persons under Article X hereof (including the expenses of the Managing Member related to its duties as the Partnership Representative, as applicable, of the Company), expenses of organizing and administering the Company, maintaining the books and records of the Company and preparing reports for Members (collectively, “Company Expenses”), shall be borne by the Company (to the extent not borne by the Fund) and discharged from any source deemed available by the Managing Member; provided that the Managing Member may bear such expenses on behalf of the Company and shall be entitled to reimbursement of any such expenses. Such expenses (including any amount required to be reimbursed to the Managing Member) shall be charged to each Member pro rata in accordance with each Member’s Carried Interest Percentage at the time such expenses are charged; provided that the Managing Member shall have authority to charge such expenses among Members on a different basis if such other basis is clearly more equitable; provided further that a Designated Employee or his or her related Vehicle Members shall bear any incremental administrative expenses of the Company and its Affiliates related to all of such Designated Employee’s Vehicle Members. The foregoing is not intended to affect the sharing and allocation of any expense related to a Clawback Obligation or other expenses charged generally to participants in the Carried Interest.

Article XXXIII
Article XXXIVCOMPANY CAPITAL CONTRIBUTIONS
Section 1.Company Capital Contributions
.
(a)Except as expressly provided in this Agreement or in the Delaware Act (including with respect to any Clawback Contribution), no Non-Managing Member shall be obligated hereby to make any Company Capital Contribution, and no Non-Managing Member shall be permitted to make any Company Capital Contribution without the consent of the Managing Member.
(b)The Managing Member may, in its discretion, excuse any Non-Managing Member from making all or a portion of any required Company Capital Contribution (including with respect to any Clawback Contribution). The Managing Member shall not be liable to any Non-Managing Member or the Company for permitting or requiring or failing to permit or require a Non-Managing Member to be excused from making all or a portion of any required Company Capital Contribution pursuant to this Section 4.1(b). Any Company Capital Contribution as to which a Non-Managing Member is excused shall not affect such Member’s obligation to make other Company Capital Contributions. If any Non-Managing Member is excused from making all or a portion of any required Company Capital Contribution pursuant to this Section 4.1(b), the Managing Member shall seek to procure funding in the amount that is excused from other sources (including other Members) as it determines in its discretion.
Section 2.Default in Company Capital Contributions
.
If, to the extent required by this Agreement, any Non-Managing Member shall fail to timely fund any required Company Capital Contribution or to pay any other amounts which from time to time may be owing by such Member to the Company, and such failure shall have continued for three (3) Business Days after notice from the Managing Member to such Member, one or more of the Members, in their discretion and with the approval of the Managing Member, may advance all or any portion of the amount in default on behalf of the defaulting Member. Any advance made under this Section 4.2 shall be payable by the defaulting Member on demand and shall bear interest at the rate determined by the Managing Member, and the repayment of such advance and the interest thereon shall be secured by a lien hereby granted on the defaulting Member’s Interest (with the Managing Member being hereby authorized and directed to apply the next distribution(s) payable by the Company to the defaulting Member to repay such advance and the accrued interest thereon). Without limitation of the foregoing, in the event of any Member default described in the first sentence of this Section 4.2, the Managing Member shall be authorized to take any action set forth in the Fund Agreement with respect to “Defaulting Members” (as defined therein), which shall be applied mutatis mutandis to such defaulting Member and its Interests, as the Managing Member from time to time determines in its discretion to be appropriate in light of the consequences or potential consequences to the Company or the Fund arising from the default.
Section 3.Rights of Members in Capital
.
(a)No Member shall be entitled to interest on any Company Capital Contributions.
(b)No Member shall have the right to distributions or the return of any portion of its Company Capital Contributions or Capital Account balance except (i) for distributions in accordance with Article VII and (ii) upon dissolution of the Company in accordance with Article XI. The entitlement to any such return at such time shall be limited to the amount specifically set forth in this Agreement and no Member shall be entitled to any payment on account of goodwill of the Company.
Section 4.Capital Accounts
.
(a)The Company shall maintain for each Member a separate Capital Account in accordance with this Section 4.4 and in accordance with the rules of Treasury Regulations Section 1.704-1(b)(2)(iv).
(b)Each Member’s Capital Account shall have an initial balance equal to the amount or fair market value of such Member’s initial Company Capital Contribution, if any.
(c)Each Member’s Capital Account shall be increased by the sum of:
(i)the amount of cash and the fair market value of any other property (net of liabilities that the Company is considered to assume or take subject to) constituting additional contributions by such Member to the capital of the Company, plus
(ii)the portion of any Net Profits and other income or gain items allocated to such Member’s Capital Account.
(d)Each Member’s Capital Account shall be reduced by the sum of:
(i)the amount of cash and the fair market value of any other property (net of liabilities that such Member is considered to assume or take subject to) distributed by the Company to such Member, plus
(ii)the portion of any Net Losses and other expense or deduction items allocated to such Member’s Capital Account.
(e)In determining the amount of any liability for purposes of Sections 4.4(c)(i) or 4.4(d)(i) hereof, there shall be taken into account Code Section 752 and other provisions of the Code and the Treasury Regulations.

(f)In the event all or a portion of an Interest in the Company is transferred in accordance with the terms of Article IX, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest, adjusted as required by the Treasury Regulations promulgated under Code Section 704(b).
(g)No Member shall be required to restore any negative balance in its Capital Account.
The foregoing provision and other provisions of this Agreement relating to maintenance of Capital Accounts are intended to comply with Code Section 704(b) and with the Treasury Regulations thereunder, and shall be interpreted and applied in a manner consistent with such statutory and regulatory provisions.

Article XXXV
Article XXXVICARRIED INTEREST
Section 1.Participation in Carried Interest Proceeds
.
(a)Each Non-Managing Member’s Carried Interest Percentage, if any, in respect of the Fund shall be as set forth in such Non-Managing Member’s Award Letter; provided that each Non-Managing Member’s Carried Interest Percentage shall be subject to adjustment pursuant to Section 5.2. Except as otherwise set forth herein (including as set forth in Section 5.2 with respect to Non-Continuing Members), no Carried Interest Percentage of a Non-Managing Member shall be reduced without the consent of such Non-Managing Member. The Managing Member in its discretion shall have the authority to determine the Carried Interest Percentage of any new Non-Managing Member, and the Company’s books and records shall be updated from time to time as needed to reflect the Members’ Carried Interest Percentages. The Managing Member’s Carried Interest Percentage, if any, shall be equal to the remaining Carried Interest Percentage not allocated to the Non-Managing Members.
(b)The portion of each Member’s Interest attributable to his, her or its Carried Interest Percentages is issued in consideration of services to be rendered, and is intended to constitute a “profits interest” as that term is used in IRS Revenue Procedures 93-27 and 2001-43 (“Profits Interest”), and this Agreement shall be interpreted accordingly. To the extent IRS Revenue Procedures 93-27 and 2001-43 are superseded by temporary or final regulations (those referenced in IRS Notice 2005-43 or otherwise) or new IRS Notices or IRS Revenue Procedures, then the Managing Member is authorized to amend this Agreement to conform the immediately preceding sentence to the requirements of such new rules, and to make any elections, on behalf of each Member and the Company, permitted by such new rules. Each Member that receives a Profits Interest that is subject to a “substantial risk of forfeiture” within the meaning of Code Section 83 shall, if requested by the Managing Member, make an election pursuant to Code Section 83(b) with respect to such interest.
(c)Upon the admission of a new Non-Managing Member awarded a Carried Interest Percentage, or an increase in an existing Non-Managing Member’s Carried Interest Percentage after the date hereof pursuant to Schedule I, the Managing Member shall determine the fair market value of the Company’s direct and indirect assets (indirect to the extent the sale of the asset will result in gain or loss from the sale being allocated to the Members) to establish the amount of such value (the “Threshold Amount”) that must be distributed to the other Members before such Non-Managing Member participates in such value, in order for the portion of such Non-Managing Member’s Interest attributable to such new or increased Carried Interest Percentage to qualify as a Profits Interest. Such portion of such Non-Managing Member’s Interest shall be subject to such Threshold Amount, which will affect distributions to the Members as set forth in Section 7.1. The Managing Member may, in connection with the allocation of Carried Interest Percentages to Members, specify that the Carried Interest Percentage allocated to a Member represents the right to participate in only the Carried Interest Proceeds relating to (i) a portion of the gains represented by the Carried Interest (e.g., gains first made after such allocations, or gains in excess of the Threshold Amount) or (ii) any other category that the Managing Member uses to distinguish among different sources of Carried Interest Proceeds. Carried Interest Percentage allocations shall be made by the Managing Member in its discretion. Any Carried Interest Percentage not allocated to any Member, including, without limitation due to forfeiture pursuant to Section 5.2, shall automatically revert to the Managing Member.
Section 2.Reduction of Participation Upon Becoming a Non-Continuing Member
.
The Carried Interest Percentages of any Non-Managing Member that becomes a Non-Continuing Member shall be subject to adjustment in accordance with the principles set forth in Schedule I (or any other terms made specifically applicable to such Non-Managing Member through an Award Letter or other agreement between the Managing Member and such Non-Managing Member), and such Non-Managing Member’s right to participate in Carried Interest Proceeds shall be limited as set forth therein. For the avoidance of doubt, and notwithstanding the terms set forth in Schedule I, the Carried Interest Percentage of the Managing Member shall not be subject to vesting or reduction.

Article XXXVII
Article XXXVIIIallocations
Section 1.Allocation of Profits and Losses
.
(a)After giving effect to the special allocations set forth in Section 6.1(b) below, the Net Profits and Net Losses (or the respective items thereof) of the Company for each Fiscal Year or other relevant period of calculation, as determined by the Managing Member in accordance with the provisions hereof, shall be allocated among the Members in a manner such that, as of the end of such Fiscal Year or other relevant period and taking into account all prior allocations of Net Profits and Net Losses (and any items thereof) and all distributions made to the Members through such date, the Adjusted Capital Account Balance of each Member, immediately after making such allocation, is, as nearly as possible, equal (proportionately) to the distributions that would be made to such Member pursuant to Section 7.1 if the Company were dissolved, its affairs wound up and its assets sold for cash equal to their Gross Asset Values, all Company liabilities were satisfied (limited with respect to each nonrecourse liability to the Gross Asset Values of the assets securing such liability), and the net assets of the Company were distributed in accordance with Section 7.1 to the Members immediately after making such allocation; provided, that the Net Losses (or items thereof) allocated to a Member shall not exceed the maximum amount of losses that can be so allocated without causing such Member to have a negative Adjusted Capital Account Balance at the end of any Fiscal Year or other relevant period.
(b)(i)    Notwithstanding any other provision of this Agreement, (i) “partner nonrecourse deductions” (as defined in Treasury Regulations Section 1.704-2(i)), if any, of the Company shall be allocated to the Member that bears the economic risk of loss within the meaning of Treasury Regulations Section 1.704-2(i), and (ii) “nonrecourse deductions” (as defined in Treasury Regulations Section 1.704-2(b)) and “excess nonrecourse liabilities” (as defined in Treasury Regulations Section 1.752-3(a)(3)), if any, of the Company with respect to each period shall be allocated among the Members in accordance with their applicable Carried Interest Percentages.
(i)This Agreement shall be deemed to include “qualified income offset,” “minimum gain chargeback” and “partner nonrecourse debt minimum gain chargeback” provisions within the meaning of the Treasury Regulations under Code Section 704(b). Accordingly, notwithstanding any other provision of this Agreement, items of gross income shall be allocated to the Members on a priority basis to the extent and in the manner required by such provisions.
(ii)Notwithstanding any other provisions of this Agreement, no allocation of Net Losses or items of deduction or expense shall be made to any Member to the extent that the effect of such allocation would be to cause the Member to have a negative Adjusted Capital Account Balance.
(iii)To the extent that an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such section of the Treasury Regulations.
(c)In the event that any Member forfeits an Interest in the Company pursuant to the application of the principles referred to in Section 5.2, any balance in the Capital Account of such Member relating to such forfeited Interest (after accounting for any distributions to such Member) shall be reallocated to the Managing Member, unless otherwise determined by the Managing Member.
(d)Notwithstanding the foregoing, but after taking account of any items of income, gain, loss or deduction mandated under subsection (b) above, during the Fiscal Year in which an event occurs resulting in the liquidation of assets and eventual dissolution of the Company, items of income, gain, loss or deduction for such Fiscal Year and for each Fiscal Year thereafter shall be allocated among the Members in such a manner as will (i) eliminate any deficit balances in their Capital Accounts (allocated in proportion to, and to the extent of, such deficit balances), and (ii) then to cause each Member’s Capital Account balance to have a zero balance immediately upon the Members’ receipt of the last liquidating distribution from the Company.
(e)Notwithstanding anything to the contrary in this Section 6.1, the Managing Member may allocate items of income, gain, loss and deduction in such other manner as the Managing Member reasonably determines more appropriately reflects the Members’ interests in the Company.
Section 2.Tax Allocations
.
For U.S. federal, state and local income tax purposes, items of Company income, gain, loss, deduction and credit for each Fiscal Year shall be allocated to and among the Members in the same manner as the corresponding items of Net Profits and Net Losses and specially allocated items are allocated to them pursuant to Section 6.1, taking into account any variation between the adjusted tax basis and Gross Asset Value of the Company property in accordance with the principles of Section 704(c) of the Code. The Managing Member shall be authorized in its discretion to make appropriate adjustments to the allocations of items to comply with Section 704 of the Code or the applicable Treasury Regulations thereunder.

Article XXXIX
Article XLDISTRIBUTIONS
Section 1.Distributions
.
Distributions prior to dissolution shall be made in accordance with this Section 7.1, subject to the provisions of Section 7.2. Distributions on dissolution shall be made in accordance with Section 11.2(b).
(a)Carried Interest Proceeds. Distributions of Carried Interest Proceeds shall be made ratably to each Member based on each Member’s respective Carried Interest Percentages, as set forth in the books and records of the Company. For the avoidance of doubt, except as agreed with any Member, the right of a Member to participate in Carried Interest Proceeds shall not be affected following such Member’s Termination.
(b)Limitation on Distributions of Carried Interest Proceeds. For the avoidance of doubt, nothing herein shall require the Managing Member or the Company to make any distributions of Carried Interest Proceeds that would cause the aggregate amount of Carried Interest Proceeds distributed by the Company to exceed the aggregate amount of Carried Interest Proceeds received by the Company from the Fund (less any expenses paid from such Carried Interest Proceeds).
(c)Timing of Distributions. Subject to Section 7.2 and the remaining provisions of this Section 7.1, distributions of Carried Interest Proceeds shall be made at such times as the Managing Member determines in its discretion; provided that the Managing Member shall use commercially reasonable efforts to cause the Company to (i) distribute Carried Interest Proceeds (net of any amounts reserved in accordance with Section 7.2) to the Members reasonably promptly upon receipt, and no less frequently than on a quarterly basis, and (ii) distribute promptly in full to the Members any amounts received by the Company as Minimum Tax Distributions pro rata in accordance with each Member’s cumulative Income Tax Liability for the current and all prior Fiscal Years less all distributions to such Member of any Carried Interest Proceeds as reasonably determined by the Managing Member. Once any distribution of Minimum Tax Distributions or other distribution in respect of a Member’s Income Tax Liability has been made to a Member pursuant to this Section 7.1(c), any amounts otherwise distributable to such Member thereafter shall be reduced to the extent of any such amounts previously distributed to such Member pursuant to this Section 7.1(c).
(d)Distributions in Kind. Distributions to the Members hereunder shall be made in cash to the extent the relevant proceeds are received by the Company in cash. In the event the Company receives proceeds in the form of securities or other non-cash property (including in connection with an election by the Managing Member on behalf of the Company to receive all or any portion of such proceeds either in cash or in the form of securities or other non-cash property), then the Managing Member shall distribute such proceeds in the form received; provided that the Managing Member may determine in its discretion to retain for the account of the relevant Members (rather than distribute) any securities or other non-cash property received in kind by the Company that is not freely tradable. Unless otherwise determined by the Managing Member, any non-cash proceeds held by the Company for the account of any such Non-Managing Member shall be subject to a continuing election by such Non-Managing Member to cause a sale by the Company of such proceeds and the prompt distribution of the net cash proceeds of such sale to the Non-Managing Member. The expenses of any such sale of securities or other non-cash property shall be allocated to the Non-Managing Member for whose account the sale is effected. The Managing Member shall not in any event be liable to the Non-Managing Member for any failure to obtain best execution or best price in connection with such sale. For purposes of allocations made pursuant to Section 6.1, property to be distributed in kind shall be valued at the fair market value thereof by the Managing Member in its discretion on a date as near as reasonably practicable to the date of such distribution. For purposes of this Agreement, any Non-Managing Member on whose behalf the Company sells any securities or other non-cash property pursuant to this Section 7.1(d) shall be deemed to have received a distribution in the amount and at the time determined as if the in-kind distribution had in fact been made to such Non-Managing Member. Distributions of securities or other property may be subjected to such restrictions on transfer or other conditions as the Managing Member determines to be necessary or appropriate to comply with applicable securities laws or pre-existing contractual restrictions.
(e)Limitation on Distributions. Notwithstanding anything to the contrary in this Agreement, neither the Company nor the Managing Member on behalf of the Company may make a distribution to any Member if such distribution would violate the Fund Agreement, the Delaware Act or any other applicable law.
Section 2.Reserves; Withholding of Certain Amounts
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(a)Subject to Section 3.3, the Managing Member shall have the discretion to withhold pro rata from all Members amounts otherwise distributable to such Members in order to provide a reserve for the liabilities or obligations of the Company (including, without limitation, any potential Clawback Obligation); provided that, solely with respect to a Non-Continuing Member, the Managing Member shall have the discretion to withhold on any basis it deems reasonable in order to provide a reserve for the liabilities or obligations of the Company (including, without limitation, any potential Clawback Obligation); provided, further, that, subject to the other provisions of this Article VII, promptly following the completion of the termination and winding up of the Fund, the Managing Member shall distribute to the relevant Members all assets of the Company after provision for, or discharge of, any Company obligations (not exceeding as to any Member such Member’s then positive Capital Account balance).

(b)The Managing Member may withhold, in its reasonable discretion, from any payment or distribution to any Member pursuant to this Agreement any amounts due from such Member to the Company or any Affiliate thereof to the extent not otherwise paid. The Managing Member may withhold from any distribution or payment to any Member any amounts required to be withheld under U.S. federal, state and local tax law and non-U.S. tax law and/or any amounts required to pay, or to reimburse (on a net after-tax basis) the Company or the other Members for the payment of, any Company Expenses, taxes and related expenses that the Managing Member in good faith determines to be properly attributable to such Member (including, without limitation, withholding taxes and interest, penalties, additions to tax and expenses described in Section 8.1(d) incurred in respect thereof). Each Member hereby expressly authorizes the Managing Member and its Affiliates, to the fullest extent permitted by applicable law, to withhold from any payment, distribution or other amount otherwise due to such Member (in any capacity) from the Company or any of its Affiliates, any amount due from such Member to the Company or any of its Affiliates to the extent not otherwise paid, any amounts required to be withheld under U.S. federal, state and local tax law and non-U.S. tax law and any amounts required to pay, or to reimburse (on a net after-tax basis) the Company or the other Members for the payment of, any Company Expenses, taxes and related expenses that the Managing Member in good faith determines to be properly attributable to such Member (including, without limitation, withholding taxes and interest, penalties, additions to tax and expenses described in Section 8.1(d) incurred in respect thereof). Any amounts so withheld and all amounts that the Managing Member determines in good faith to be properly attributable to any Member that are withheld or otherwise paid by any Person pursuant to the Code or any provision of any state, local or foreign tax law shall be treated as having been distributed or paid, as the case may be, to the applicable Member and shall be applied by the Managing Member to discharge the obligation in respect of which such amounts were withheld.
(c)The Managing Member shall give notice of any withholding under this Section 7.2 to each Member affected, specifying the basis therefor.
Section 3.Company Clawback
.
(a)In the event of any Clawback Obligation on the part of the Company, each Member (including a former Member) that received any distributions from the Company of Carried Interest Proceeds shall make a Clawback Contribution in cash to the Company if the Managing Member so demands upon no less than ten (10) Business Days’ notice in an amount (the “Clawback Repayment Amount”) determined as follows: The Clawback Repayment Amount of each Member as of such date shall equal the product of (i) the Clawback Obligation of the Company multiplied by (ii) such Member’s Carried Interest Percentage.
(b)Notwithstanding the foregoing provisions of Section 7.3(a), in no event shall a Member’s Clawback Contribution exceed such Member’s After Tax Carried Interest Proceeds.
(c)The amount paid by a Member pursuant to Section 7.3(a) shall be applied by the Company to satisfy the Clawback Obligation.
(d)The Managing Member shall maintain records of (i) each Member’s required Clawback Contributions, (ii) each Member’s interest in any securities or other property retained by the Company in connection with any in-kind distribution and (iii) any amounts that may be deducted from future distributions by the Company to a Member on account of any Clawback Contribution.
Section 4.Member Giveback
.
In the event of any recontribution of distributions required of all investors in the Fund pursuant to the terms of the Fund Agreement, including Section 11.3 thereof (a “Member Giveback”), each Member that has participated directly or indirectly in such distributions shall be required to participate in such required recontribution on a ratable basis, consistent with the intent of the relevant provisions of the Fund Agreement. Recontribution obligations shall, to the fullest extent permitted by applicable law, survive and remain in full force and effect and shall not be terminated by the fact that a Member has ceased to be a Member of the Company.
Section 5.Interpretive Authority of Managing Member
.
It is understood that the administration of the terms of this Agreement, including the determination of the amounts to be distributed and allocated to any Member and the amount of any Clawback Contribution or the participation in any Member Giveback required of any Member, is subject to interpretation. The Managing Member shall have the discretionary authority to determine all questions properly arising in the administration, interpretation and application of the terms of this Agreement, including the amounts to be allocated and distributed to Members under this Agreement and the amount of any required Clawback Contribution or contribution on account of a Member Giveback, and any such determination made in good faith shall be final and binding on all the Members.

Section 6.Giveback of Excess Distributions
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If, as of any date, the aggregate distributions with respect to any Member exceed the amount to which such Member was entitled pursuant to the provisions of Article VII, such Member shall be obligated to return immediately such excess to the Company for re-distribution pursuant to Article VII.

Article XLI
Article XLIIBOOKS AND RECORDS; REPORTS; CONFIDENTIALITY
Section 1.Records and Accounting; Partnership Representative
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(a)Proper and complete records and books of account of the Company shall be maintained by the Managing Member at the Company’s principal place of business or at such other place as the Managing Member shall determine in accordance with applicable law. Subject to the provisions of Section 8.4(b), such books and records shall be available for inspection at reasonable times during business hours by each Non-Managing Member (other than any Non-Continuing Member) in accordance with Section 17-305 of the Delaware Act. The Company’s books of account shall be maintained in U.S. dollars in accordance with U.S. generally accepted accounting principles or on such other basis as the Managing Member shall reasonably determine.
(b)Each of the Members acknowledges and agrees that the Company is intended to be classified and treated as a partnership for U.S. federal income tax purposes, and the Members hereby agree to take any measures necessary (or, if applicable, refrain from any action) to ensure that the Company is treated as a partnership for U.S. federal income tax purposes under the Code and the relevant Treasury Regulations. Neither the Company nor the Managing Member on behalf of the Company shall (i) file any election pursuant to Treasury Regulations Section 301.7701-3(c) to be treated as an entity other than a partnership or (ii) elect, pursuant to Code Section 761(a), to be excluded from the provisions of subchapter K of the Code.
(c)The Managing Member (or its designee) shall act as, and shall have all the powers of, the “partnership representative” of the Company within the meaning of Section 6223(a) of the Code (as amended by Title XI of the Bipartisan Budget Act of 2015 (such Title XI, including the corresponding provisions of the Code and Treasury Regulations impacted thereby, and any corresponding provisions of state or local income tax law, as the same may be amended from time to time, the “2015 Act”)) and any similar provisions under any other state or local or non-U.S. laws (the “Partnership Representative”), and in each case, is directed and authorized to take whatever steps it, in his, her or its discretion deems necessary or desirable to perfect either such designation, including filing any forms or other documents with the Internal Revenue Service and taking such other actions as may from time to time be required under the Treasury Regulations. If any other Person that is not an individual is the Partnership Representative, the Company shall appoint a “designated individual” for each taxable year (as described in Treasury Regulation Section 301.6223-1(b)(3)(ii)) (a “Designated Individual”). The Company may require that, as a condition of an individual’s appointment as a Designated Individual, the Designated Individual shall agree that the Company (i) may cause the Designated Individual to resign and (ii) may cause the Designated Individual to appoint a successor named by the Company. Each Member hereby consents to each such designation and agrees that upon the request of the Partnership Representative, it will execute, certify, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to evidence its consent to each such designation. In addition, except as provided above in subsection (b), the Partnership Representative shall make such elections under the Code and other relevant tax laws as to the treatment of items of income, gain, loss, deduction and credit, and as to all other relevant matters, as it deems necessary or appropriate in a manner consistent with applicable law.
(d)In its capacity as the Partnership Representative, the Partnership Representative shall be entitled to make an election under Code Section 6226 (or any similar provision of state or local tax law) to pass through to the Members any deficiency or adjustment at the Company level, and the Members shall take such actions as requested by the Partnership Representative consistent with any such elections made and actions taken by the Partnership Representative. Each Member’s obligations to comply with the requirements of this Section 8.1(d) and Section 8.1(e) shall survive the Member’s ceasing to be a Member of the Company or the termination, dissolution, liquidation and winding up of the Company.
(e)Unless otherwise agreed in writing by the Managing Member, each Member hereby indemnifies and holds harmless the other Members against any taxes (including withholding taxes and taxes incurred by the Company or any subsidiary pursuant to Sections 6221-6235 of the 2015 Act) imposed upon the income of or allocations or distributions to such Member, as well as interest, penalties or additions to tax with respect thereto and additional losses, claims, damages or liabilities arising therefrom or incident thereto. To the extent the Company is required to pay or withhold any taxes with respect to any Member and there are no contemporaneous distributions being made to such Member from which the amount of such taxes may be withheld, the Member shall, notwithstanding any provision of this Agreement to the contrary, following notice from the Managing Member, promptly pay to the Company the amount of such taxes. Any amount not paid by a Member (or former Member) at the time requested by the Managing Member shall accrue interest at the Prime Rate plus five percent (5%) per annum, compounded quarterly, until paid, and such Member (or former Member) shall also be liable to the Company for any damages resulting from a delay in making such payment beyond the date such payment is requested by the Managing Member, and for this purpose the fact that the Company could have paid this amount with other funds shall not be taken into account in determining such damages.

Such payment shall not be treated as a Company Capital Contribution and shall not otherwise affect the Member’s rights and obligations under this Agreement.
(f)Each Non-Managing Member, by executing this Agreement, agrees that:
(i)when and if Proposed Treasury Regulations Section 1.83-3(1) and the proposed revenue procedure contained in Notice 2005-43 (together, the “Proposed Guidance”) become effective, the Company is authorized and directed to, if there is no material economic or tax detriment, elect the safe harbor described therein, under which the fair market value of any interest in the Company that is transferred in connection with the performance of services shall be treated as being equal to the liquidation value of that interest (the “Safe Harbor”); and
(ii)while the election described in clause (i) remains effective, the Company and each of the Members (including any Person to whom an interest in the Company is transferred in connection with the performance of services) shall comply with all requirements of the Safe Harbor described in the Proposed Guidance with respect to all interests in the Company that are transferred in connection with the performance of services.
Section 2.Reports
.
The Managing Member agrees to make available to each Member (other than any Non-Continuing Member) the reports made available to investors in the Fund; provided that Non-Continuing Members shall only receive from the Company such information as is determined by the Managing Member to be necessary for the preparation and filing of such Non-Continuing Members’ income tax returns.
Section 3.Valuation
.
Any required determination of the value of any or all of the assets of the Company for purposes of this Agreement shall be made by the Managing Member in its discretion, and such determination, absent manifest error, shall be binding on the Company and each Member.
Section 4.Confidentiality
.
(a)Each Non-Managing Member acknowledges that the information relating to the terms of this Agreement and other information relating to the Company, the Members, the Manager, the Fund or any of their respective Affiliates is confidential and agrees to keep and retain in the strictest confidence all such information learned by the Non-Managing Member heretofore or hereafter, and not to disclose any such information to any third party, whether during or after the time he, she or it is a Non-Managing Member, except as is necessary for the proper purposes of the Company or the Fund (and provided that any such party to whom information has been disclosed shall have agreed to keep such information confidential in accordance with the terms of this Section 8.4(a)), and except (i) for disclosure required by court order, subpoena or other government process, (ii) any such information which is, or through no fault of any Non-Managing Member becomes, available to the public or (iii) any disclosure explicitly consented to by the Managing Member in its discretion. Notwithstanding the foregoing, a Non-Managing Member may disclose information relating to its Interest in the Company to such Non-Managing Member’s legal, tax or financial advisors on a confidential basis and to the extent necessary for the purposes of advising such Non-Managing Member; provided, that such Non-Managing Member shall remain responsible for any disclosure of such information by such Persons in violation of the provisions of this Section 8.4. For the avoidance of doubt, any investment performance information of the Company, the Manager, the Fund and any of their respective Affiliates belongs to such Person and each Member (including any Non-Continuing Member) agrees not to, and to cause such Person’s Affiliates not to, directly or indirectly use, rely on, disclose or make accessible any such investment performance information to any third party other than in furtherance of the business of the Manager or its Affiliates or otherwise use, market, promote or claim as his, her or its own any such investment performance information, without the prior written consent of the Managing Member, which consent may be withheld by the Managing Member in its discretion.
(b)Each Non-Managing Member, to the fullest extent permitted by law, waives, and covenants not to assert, any claim or entitlement whatsoever to gain access to any information relating to any other Non-Managing Member. The Managing Member may, to the maximum extent permitted by applicable law, keep any information confidential from any Non-Managing Member, for such period of time as the Managing Member determines in its discretion (including information requested by such Non-Managing Member pursuant to Section 8.1, but excluding any financial statements required to be furnished to Non-Managing Members pursuant to Section 8.2).

Article XLIII
Article XLIVTRANSFERS; CERTAIN WITHDRAWALS
Section 1.Transfer and Assignment of Company Interest
.
(a)Except as otherwise set forth in this Section 9.1, a Non-Managing Member may not, directly or indirectly, sell, exchange, transfer, assign, pledge or otherwise dispose of all or any part of any of such Non-Managing Member’s Interest (or solicit offers for any such sale or other disposition) without the consent of the Managing Member, which consent may be granted or withheld in its discretion (for any reason or no reason) and may be made subject to such conditions as the Managing Member deems appropriate; provided that the Managing Member shall not unreasonably withhold or delay its consent with respect to the proposed transfer by an Individual Member to a related Vehicle Member that has already been admitted to the Company. For the avoidance of doubt, the Manager Member may, directly or indirectly, sell, exchange, transfer, assign, pledge or otherwise dispose of all or any part of any of its Interest without the consent of the Non-Managing Members.
(b)Except as otherwise provided herein, the Managing Member shall in its discretion have the authority to admit any transferee of an Interest as a substituted Non-Managing Member. Any substituted Non-Managing Member must adhere to and agree to be bound by this Agreement prior to being admitted as a Member.
(c)Notwithstanding anything to the contrary contained herein, no Non-Managing Member shall directly or indirectly transfer any portion of such Non-Managing Member’s Interest if such transfer would reasonably be expected to (i) cause the Company to be treated as a “publicly traded partnership” within the meaning of Code Section 7704 or (ii) result in the creation of a potential REIT qualification problem under the ownership requirements in Code Section 856(a)(5) or 856(a)(6) or any other requirements of Code Sections 856-857 for any Subsidiary REIT.
(d)If any transfer of a Non-Managing Member’s Interest shall occur at any time other than the end of the Company’s Fiscal Year, the distributive shares of the various items of Company income, gain, loss, and expense as computed for tax purposes and the related distributions shall be allocated between the transferor and the transferee on a basis consistent with applicable requirements under Section 706 of the Code as determined by the Managing Member in its sole discretion.
Section 2.Vehicle Members
.
A Vehicle Member may, with the express consent of the Managing Member (but not otherwise), be admitted to the Company and hold an Interest in the Company for the benefit of a Person who would otherwise be eligible to be an Individual Member (the “Designated Employee”) or any of the Designated Employee’s immediate family members, heirs and legatees; provided that such Designated Employee shall retain all voting rights with respect to such Interest. A Vehicle Member may also hold two or more separate Interests, in which case such Interests shall be identified as separate Interests on the books and records of the Company, and separate sub-accounts shall be established in respect thereof, and the provisions of this Agreement shall be applied as if each such Interest were held by a separate Individual Member. The provisions of this Agreement shall be interpreted and applied to the extent necessary, as determined in good faith by the Managing Member, so as to have substantive application to the Vehicle Member as if the Vehicle Member were a full participant of an Interest held by the Designated Employee, including without limitation in the operation of Section 5.1 (Participation in Carried Interest Proceeds), Section 5.2 (Reduction of Participation Upon Becoming a Non-Continuing Member), Section 7.3 (Company Clawback) and Schedule I (Terms Applicable to Non-Continuing Members). The Designated Employee shall be deemed to have agreed to be jointly and severally liable with the Vehicle Member for the obligations of such Vehicle Member with respect to the Interest held by such Vehicle Member, and all obligations of such Designated Employee and such Vehicle Member (and all remedies for breach of such obligations) shall apply on a joint and several basis. If there are multiple Vehicle Members with respect to a Designated Employee, those Vehicle Members shall be deemed to have agreed to be jointly and severally liable with such Designated Employee for all obligations with respect to the Interests held by the Designated Employee and all of such Designated Employee’s Vehicle Members.

Article XLV
Article XLVIEXCULPATION AND INDEMNIFICATION
Section 1.Liability, Limitation, Indemnification and Contribution
.
Notwithstanding anything to the contrary contained in this Agreement or otherwise applicable provision of law or equity, to the maximum extent permitted by the Delaware Act, a Covered Person shall owe no duties (including fiduciary duties) to the Company, to any Member or to any other Covered Person; provided, however that a Covered Person shall have the duty to act in accordance with the Delaware Act and the implied contractual covenant of good faith and fair dealing.
(a)To the maximum extent not prohibited by applicable law, the Company shall indemnify each Covered Person against any Claim, except to the extent that such Covered Person has been determined ultimately by a court of competent jurisdiction to have engaged in Disabling Conduct. Unless otherwise determined by the Managing Member in its discretion, the Company shall not indemnify any Non-Managing Member against any Claims that were directly and proximately caused by an internal dispute solely among such Member and one or more other Members that has not arisen as a result of a Claim or potential Claim by a third party. The Company may in the sole judgment of the Managing Member pay the expenses incurred by any such Person indemnifiable hereunder, as such expenses are incurred, in connection with any proceeding in advance of the final disposition. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that a Covered Person engaged in Disabling Conduct. The Company’s obligation, if any, to indemnify or advance expenses to any Covered Person is intended to be secondary to any such obligation of, and shall be reduced by any amount such Person may collect as indemnification or advancement from, the Fund or any portfolio company or subsidiary thereof.
(b)Notwithstanding anything to the contrary in this Agreement, the Company may, in the sole judgment of the Managing Member, pay any obligations or liabilities arising out of this Section 10.1 as a secondary indemnitor at any time prior to any primary indemnitor making any payments any such primary indemnitor owes, it being understood that any such payment by the Company shall not constitute a waiver of any right of contribution or subrogation to which the Company is entitled (including against any primary indemnitor) or relieve any other indemnitor from any indemnity obligations. Neither the Managing Member nor the Company shall be required to seek indemnification or contribution from any other sources with respect to any amounts paid by the Company in accordance with this Section 10.1, except to the extent set forth in Section 10.1(c).
(c)Before causing the Company to make payments pursuant to this Section 10.1 to any Covered Person entitled to seek indemnification hereunder, the Managing Member shall, on behalf of itself or such Covered Person, to the extent that the Managing Member reasonably believes that amounts are recoverable, first use commercially reasonable efforts to seek indemnification (i) from applicable third party insurance policies (if any) or (ii) based on applicable indemnification rights against the Fund and its portfolio companies; provided that the Managing Member may cause the Company to make indemnification payments under this Section 10.1 at any time if the Managing Member reasonably believes that such Covered Person will not receive timely indemnification on terms reasonably acceptable to such Covered Person from such other sources or if such indemnification is to pay the expenses incurred by such Covered Person in advance of the final disposition in accordance with this Section 10.1.
(d)The rights provided to any Covered Person by this Section 10.1 shall be enforceable against the Company only by such Covered Person.
(e)The indemnification and reimbursement of expenses provided by this Section 10.1 shall not be deemed exclusive of any other rights to which those seeking indemnification or reimbursement of expenses may be entitled under any other instrument or by reason of any other action or otherwise.
(f)The Managing Member is specifically authorized and empowered for and on behalf of the Company to enter into any agreement with any Covered Person, deed poll or other instrument that the Managing Member considers to be necessary or advisable to give full effect to the provisions of this Section 10.1.
Section 2.Survival of Rights
.
The provisions of this Article X shall continue to afford protection to each Covered Person regardless of whether such Covered Person remains in the position or capacity pursuant to which such Covered Person became entitled to indemnification under this Article X and regardless of any subsequent amendment to this Agreement, and no amendment to this Agreement shall reduce or restrict the extent to which these indemnification provisions apply to actions taken or omissions made prior to the date of such amendment. The provisions of Sections 7.3, 8.4 and 13.2(b) shall continue to apply to a Person who was formerly a Member, notwithstanding that such Person is no longer a Member.

Article XLVII
Article XLVIIIDISSOLUTION AND WINDING UP
Section 1.Term
.
(a)The Company shall commence being wound up and dissolved in accordance with this Article XI, pursuant to the Delaware Act, upon such time as the Fund has completed its termination and winding up, unless sooner terminated by an order of the court pursuant to the Delaware Act.
(b)Except as provided in this Section 11.1, the death, resignation, expulsion, bankruptcy or dissolution of a Member shall not result in the dissolution of the Company.
Section 2.Winding Up
.
(a)Upon the completion of the termination and winding up of the Fund, the business of the Company shall be wound up in an orderly manner by the Managing Member.
(b)Subject to the Delaware Act, after all liabilities have been satisfied or duly provided for, the remaining assets shall be distributed to the Members in accordance with Article VII.
(c)A reasonable time period shall be allowed for the orderly winding up of the assets of the Company and the discharge of liabilities to creditors so as to enable the Managing Member to seek to minimize potential losses upon such winding

up. The Company shall be dissolved when all of the assets of the Company shall have been distributed to the Members in accordance with this Section 11.2, and the Certificate shall have been canceled in the manner required by the Delaware Act.
Article XLIX
Article LREPRESENTATIONS AND WARRANTIES
Each Non-Managing Member hereby makes the following representations, warranties and covenants:
Section 1.Legal Capacity, etc.
Such Non-Managing Member has all requisite legal capacity to be a Non-Managing Member of the Company, to acquire and hold its Interest and to execute, deliver and comply with the terms of this Agreement. The execution and delivery by such Non-Managing Member (including pursuant to any power of attorney granted pursuant to an Award Letter or otherwise) of, and compliance by such Non-Managing Member with, this Agreement (or any such Award Letter or other agreement or instrument executed by such Non-Managing Member in connection with its participation in the Company) does not conflict with, or constitute a default under, any instruments governing such Non-Managing Member, any law, regulation or order, or any agreement to which such Non-Managing Member is a party or by which such Non-Managing Member is bound. This Agreement has been duly executed by such Non-Managing Member and constitutes a valid and legally binding agreement of such Non-Managing Member, enforceable against such Non-Managing Member in accordance with its terms.
Section 2.Investment Risks
.
Such Non-Managing Member has such knowledge and experience in financial, tax and business matters as to enable it to evaluate the merits and risks of an investment in the Company, and to make an informed investment decision with respect thereto, is able to bear the risks of an investment in the Company and understands the risks of, and other considerations relating to, a purchase of an Interest. Such Non-Managing Member has been furnished any materials it has requested relating to this Agreement, the investment made hereby and the Fund, including the Fund’s confidential private placement memorandum and all supplements thereto and the Fund Agreement, and has been afforded the opportunity to ask questions of the Managing Member and to obtain any additional information requested. Such Non-Managing Member understands the risks of an investment in the Company, and is not relying upon any other information, representation or warranty by the Company, the Managing Member or any of its agents in determining to invest in the Company other than as set forth herein. Such Non-Managing Member has consulted to the extent deemed appropriate by such Non-Managing Member with such Non-Managing Member’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Company and on that basis believes that an investment in the Company is suitable and appropriate for such Non-Managing Member.
Section 3.No Illegal Activity or Proscribed Persons
.
(a)The funds to be invested by such Non-Managing Member under this Agreement are not derived from illegal or illegitimate activities and do not otherwise contravene United States federal or state laws or regulations, including but not limited to anti-money laundering laws.
(b)None of such Non-Managing Member or any of its Affiliates is a country, territory, person or entity named on any list of proscribed persons maintained by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), nor is such Non-Managing Member or any of its Affiliates a person or entity with whom dealings are prohibited under any OFAC regulations.
Section 4.U.S. Tax Forms
.
Such Member has executed and provided the Company properly completed copies of IRS Form W-8 or W-9, as applicable, which are valid as of the date hereof, and will promptly provide any additional information or documentation requested by the Managing Member relating to tax matters; if any such information or documentation previously provided becomes incorrect or obsolete, such Member will promptly notify the Managing Member and provide applicable updated information and documentation.
Section 5.Securities Law Matters
.
(a)Such Non-Managing Member is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended. Such Non-Managing Member is investing for its own account for investment purposes only and not for the account of or with a view to distribution to any other Person. In addition, each Member (i) is a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act or (ii) is (or is a Vehicle Member of a Designated Employee who is) a “knowledgeable employee,” as defined in Rule 3c-5(a)(4) promulgated under the Investment Company Act, of the Manager because such Person is either or both of (x) a president, vice president in charge of a principal business unit, division or function, or other officer of the Manager who performs a policy-making function, or a director, trustee, general partner, or person serving in a similar capacity for the Manager or (y) an employee of the Manager (other than an employee performing solely clerical, secretarial or administrative functions with regard to such company or its investments) who, in connection with his or her regular functions or duties, participates in the investment activities of the Fund or any other fund managed by the Manager, and has been providing such functions or duties for or on behalf of the Manager, or substantially similar functions or duties for or on behalf of another company, for at least the past twelve (12) months.
(b)Such Non-Managing Member , and if such Non-Managing Member is not the sole beneficial owner (as defined under Rule 13d-3 of the Exchange Act) of its Interest, any such other beneficial owner, has not been subject to any Disqualifying Event that, assuming such Non-Managing Member is the beneficial owner of at least twenty percent (20%) of the Company’s outstanding voting equity securities, would either (i) require disclosure of such Disqualifying Event under the provisions of Rule 506(e) promulgated under the Securities Act in connection with the use of the Rule 506 exemption under the Securities Act for the offer and sale of the Interest or (ii) result in disqualification under Rule 506(d)(1) promulgated under the Securities Act of the Company’s use of such exemption for the offer and sale of the Interest. Each Non-Managing Member shall provide the Company and the Managing Member with prompt written notice if it or any such beneficial owner is subject to, or experiences, a Disqualifying Event.
(c)Such Non-Managing Member understands that the Interests have not been registered under the Securities Act, the securities laws of any state or the securities laws of any other jurisdiction, nor is such registration contemplated. Such Non-Managing Member understands and agrees further that Interests must be held indefinitely unless they are subsequently registered under the Securities Act and any appropriate state or other securities laws or an exemption from registration under the Securities Act and these laws covering the sale of Interests is available. Even if such an exemption is available, the assignability and transferability of Interests shall be governed by this Agreement, which prohibits transfer of Interests (economic or otherwise) without the written consent of the Managing Member, which may be withheld in its discretion.
Article LI
Article LIIMISCELLANEOUS
Section 1.Termination
.
Unless otherwise set forth in a Non-Managing Member’s Award Letter, such Non-Managing Member may be terminated by the Managing Member in its discretion (for any reason or no reason) at any time, and such Non-Managing Member shall immediately become a Non-Continuing Member. Each Continuing Employee shall be subject to the terms and conditions of Section A5 of Schedule I during the term of his or her employment with, or service as an officer of, the Company or any of its Affiliates and for such additional period upon becoming a Non-Continuing Member as specified in Schedule I.
Section 2.Restrictive Covenants
.
Notwithstanding anything to the contrary contained in this Agreement, if any Member has (a) an Award Letter with the Company, the Managing Member, the Manager or any of their Affiliates that contains non-solicitation, non-competition or non-disparagement provisions and/or (b) an Employment Agreement with the Company, the Managing Member, the Manager or any of their Affiliates that contains non-solicitation, non-competition or non-disparagement provisions, in each case, such provisions shall supersede any applicable corresponding provisions of this Agreement with respect to such Member.
Section 3.Governing Law; Severability; Jurisdiction
.
This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. In particular, it shall be construed to the maximum extent possible to comply with all of the terms and conditions of the Delaware Act. If, nevertheless, it shall be determined by a court of competent jurisdiction that any provision or wording of this Agreement shall be invalid or unenforceable under the Delaware Act or other applicable law, such invalidity or unenforceability shall not invalidate the entire Agreement. This Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of the Delaware Act or any applicable law, and, in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions.
Section 4.Amendments
.
(a)Except as may be otherwise required by applicable law or as otherwise set forth herein, this Agreement may be amended, or provisions hereof waived, by the Managing Member in its discretion without the approval of any Member.
(b)Notwithstanding the provisions of Section 13.4(a), no purported amendment to this Agreement may, without the approval of the affected Member, (i) other than as set forth in this Agreement, adversely affect the entitlements of a Member disproportionately to its effect on the other Members without such Member’s consent, (ii) increase the liability of such Member beyond the liability of such Member expressly set forth in this Agreement or otherwise adversely modify or affect the limited liability of such Member, or (iii) change the method of allocations or distributions made under Article V, Article VI or Article VII in a manner adverse to such Member.
(c)Upon requisite approval of an amendment as described herein and without any further action or execution by any other Person, including any Member, (i) any amendment, restatement, modification or waiver of this Agreement may be implemented and reflected in a writing executed solely by the Managing Member, and (ii) each Member and any other party to or bound by this Agreement shall be deemed a party to and bound by such amendment, restatement, modification or waiver of this Agreement. The Managing Member shall give written notice of any amendment to this Agreement to all of the Members.
(d)Each Member agrees that if the Managing Member has not received, within such reasonable time period as may be specified by the Managing Member (which time period in any event shall not be fewer than twenty (20) days and any time period so specified shall be subject to extension in the discretion of the Managing Member) in any request to such Member for consent, waiver or approval (including any request under Section 13.4(b)) and after the Managing Member has sent a follow-up notice to such Member at least ten (10) days prior to the end of such time period so specified, any notice from such Member indicating its consent, approval or disapproval of any matter requested to be consented to or approved to by such Member, such Member shall, to the fullest extent permitted by law, be deemed for purposes of this Agreement to have indicated its approval or consent to such matter. Any request to a Member for consent, waiver or approval (and the relevant follow-up notice) shall contain a statement to the effect that if a Member fails to deliver a notice indicating its consent, approval or disapproval to such request, such Member shall be deemed to have indicated its consent or approval to the matter covered by such request as provided in this Section 13.4(d).
Section 5.Successors; Counterparts; Signatures
.
This Agreement (a) shall be binding as to the executors, administrators, estates, heirs and legal successors of the Members and (b) may be executed in several counterparts with the same effect as if the parties executing the several counterparts had all executed one counterpart. Any signature on the signature page of this Agreement may be an original or a facsimile or electronically transmitted signature.
Section 6.Interpretation
.
In the case of all terms used in this Agreement, the singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, as the context required. For the avoidance of doubt, any reference herein to an entity which has been the subject of a conversion shall be deemed to include reference to such entity’s successor, and any reference to any agreement shall be deemed to include any amendment, restatement or successor agreement.
Section 7.Power of Attorney
.
(a)Each Non-Managing Member does hereby (and shall by its execution of an Award Letter) constitute and appoint the Managing Member as its true and lawful representative, agent and attorney-in-fact, in its name, place and stead to make, execute, sign and file (i) any amendment to this Agreement which complies with the provisions of this Agreement (including any Award Letter which amends or varies the provisions hereof with respect to one or more Members), (ii) any documentation required in connection with the admission of a Person as a Member of the Company, (iii) any election authorized by Section 5.1, (iv) any documentation required in connection with the default of a Non-Managing Member including, as applicable, a security agreement and any notices in connection therewith as contemplated by Section 4.2 and (v) all such other instruments, documents and certificates which, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid and subsisting existence and business of the Company as a limited liability company.
(b)The power of attorney granted hereby is irrevocable, is intended to secure an interest in property and shall (i) survive and not be affected by the subsequent death, disability or bankruptcy of the Non-Managing Member granting the same or the transfer of all or any portion of such Non-Managing Member’s Interest, and (ii) extend to such Non-Managing Member’s successors, assigns and legal representatives.
Section 8.No Decree of Dissolution
.
To the fullest extent permitted by applicable law, each Non-Managing Member covenants that, except with the consent of the Managing Member, it shall not apply for a decree of dissolution, file a bill for partnership or company accounting or seek the appointment by a court of a liquidator for the Company.

Section 9.Determinations of the Members; Non-Continuing Status
.
Unless otherwise specified in this Agreement, and notwithstanding any provisions of law or equity to the contrary, any determination, decision, consent, vote or judgment of, or exercise of discretion by, or action taken or omitted to be taken by, a Member (including, for the avoidance of doubt, the Managing Member) under this Agreement may be made, given, exercised, taken or omitted as such Member shall determine in its sole and absolute discretion, and in connection therewith with the foregoing, such Member shall be entitled to consider only such interests and factors as they deem appropriate, including their own interests. Notwithstanding anything to the contrary contained in this Agreement, the Interests of any Non-Continuing Member shall be solely economic, and any Non-Continuing Member shall have no rights hereunder other than such Non-Continuing Member’s rights, if any, to receive distributions or other payments pursuant to this Agreement. For the avoidance of doubt, a Non-Continuing Member shall not participate in any determination, decision, consent, vote or judgment of, or exercise of discretion by, or action taken or omitted to be taken by, the Members under this Agreement.
Section 10.Notices
.
All notices, requests and other communications to any party hereunder shall be in writing (including a facsimile, electronic mail, other electronic means or similar writing) and shall be given to such party at its address, electronic mail address or facsimile number set forth in a schedule filed with the records of the Company or such other address, electronic mail address or facsimile number as such party may hereafter specify for the purpose by notice to the Managing Member (if such party is a Non-Managing Member) or to all Non-Managing Members (if such party is the Managing Member). Each such notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified pursuant to this Section 13.10, (b) if given by electronic mail, when sent, (c) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified pursuant to this Section 13.10.
Section 11.Further Assurances
.
Each Member shall execute all such certificates and other documents and shall do all such filing, recording, publishing and other acts as the Managing Member deems appropriate to comply with the requirements of the Delaware Act for the operation of the Company and to comply with any applicable laws, rules and regulations relating to the acquisition, operation or holding of the property of the Company. Each Non-Managing Member shall procure a written consent in the form attached hereto as Exhibit A from such Non-Managing Member’s spouse (if any) (a) acknowledging, among other things, the transfer restrictions set forth herein and (b) agreeing to grant such Non-Managing Member and the Company the right to compulsorily withdraw, transfer or otherwise repurchase any Interest received by such spouse in any divorce or marital settlement proceeding.
Section 12.Entire Agreement
.
This Agreement, together with any Award Letter executed by the Company and one or more Non-Managing Members modifying or supplementing the terms of this Agreement with respect to one or more such Non-Managing Members, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior agreement or understanding with respect to the subject matter hereof. The parties hereto acknowledge that, notwithstanding anything to the contrary contained in this Agreement (including Section 13.4), (a) the Managing Member, on its own behalf or on behalf of the Company and (b) the Manager or any of its Affiliates, without any act, consent or approval of any other Member, may enter into an Award Letter or an Employment Agreement, in each case, which has the effect of establishing rights under, or altering or supplementing the terms of, this Agreement. The parties agree that (i) any rights established, or any terms of this Agreement altered or supplemented, in an Award Letter to or with a Member shall govern with respect to such Member notwithstanding any other provision of this Agreement and (ii) subject to Section 13.2, any rights established, or any terms of this Agreement altered or supplemented, in an Employment Agreement to or with a Member shall be superseded by the terms of this Agreement with respect to such Member. The other Members shall have no recourse against the Company, any Member or any of their respective Affiliates in the event that certain Members receive additional or different rights or terms as a result of such Award Letters or Employment Agreements.
[The remainder of this page is intentionally left blank.]

[Signature Page to A&R LLC Agreement of Medley Avantor Investors LLC]

[Signature Page to A&R LLC Agreement of Medley Avantor Investors LLC]

IN WITNESS WHEREOF, the undersigned have duly executed and unconditionally delivered this Agreement as of the day and year first above written.
Managing Member:
MEDLEY CAPITAL LLC

By:
Title:

Non-Managing Members:

[_______________]

S.I-2
103058463.2

SCHEDULE I

Terms Applicable to Non-Continuing Members

This Schedule I to the Amended and Restated Limited Liability Company Agreement of Medley Avantor Investors LLC (as amended from time to time, the “Agreement”), which is an integral part of the Agreement, sets out the terms applicable to the participation of a Non-Managing Member that has become a Non-Continuing Member. The terms of this Schedule I will apply to any Non-Managing Member absent any modification in any Award Letter or other instrument adopted by the Managing Member in accordance with the Agreement.

A1.    Reduction of Carried Interest Percentages.
(a)    The following provisions shall apply in the event a Non-Managing Member becomes a Non-Continuing Member:
(i)    If such Member becomes a Non-Continuing Member following the occurrence of a Cause (as defined below) event with respect to such Member (or any Designated Employee to which a Vehicle Member that is a Non-Managing Member relates), the Carried Interest Percentages of such Member shall be reduced to zero and such Member shall have no right to receive any further distributions from the Company. For the avoidance of doubt, such Member shall forfeit any amounts in such Member’s Capital Account in respect of such Member’s Carried Interest.
(ii)    If such Member becomes a Non-Continuing Member due to any reason other than a Cause event with respect to such Member (or any Designated Employee to which a Vehicle Member that is a Non-Managing Member relates), the Carried Interest Percentages of such Member shall not be subject to any reduction hereunder.
(iii)    Notwithstanding Section A1(a)(ii), if, after a Member (or any Designated Employee to which a Vehicle Member that is a Member relates) becomes a Non-Continuing Member, the Managing Member determines (in its discretion) that such Non-Continuing Member could have been terminated for Cause, the Carried Interest Percentages of such Member shall immediately be reduced to zero and such Member shall have no right to receive any further distributions from the Company.
(iv)    As used herein, “Cause” means, as to any Non-Managing Member (or any Designated Employee to which a Vehicle Member that is a Non-Managing Member relates), (A) such Non-Managing Member’s fraud or embezzlement, (B) such Non-Managing Member’s conviction for, or the entering of a plea of guilty or nolo contendere to, a financial crime that constitutes a felony (or any state-law equivalent) or that involves moral turpitude, (C) such Non-Managing Member’s conviction for any other criminal act that has a material adverse effect on the property, operations, business or reputation of the Company or any of its Affiliates and (D) any other conduct of such Non-Managing Member which would be treated as “cause” under any Employment Agreement or unitholder agreement between such Non-Managing Member and the Managing Member or its Affiliates.
(c)    Authority of Managing Member. The Managing Member may, in its discretion, reduce all or any Carried Interest Percentage of any Non-Continuing Member by a lesser amount than that which would apply under the foregoing principles.
(d)    Reallocation of Carried Interest Percentages. Any reduction in the Carried Interest Percentages of a Non-Continuing Member shall be reallocated to the Managing Member, unless otherwise determined by the Managing Member.
A2.    Adjustment of Carried Interest Percentages. Unless otherwise determined by the Managing Member, the Company Capital Contribution obligations (other than any Clawback Obligations), if any, of any Member whose Carried Interest Percentages have increased as a result of the reduction of the Carried Interest Percentages of any Non-Continuing Member shall be increased by the amount of the reduction in such Non-Continuing Member’s Company Capital Contribution obligations, if any, pursuant to this Schedule I, in the same proportions as such Carried Interest Percentages were increased.

Strictly Confidential

4
103058509.2
Execution Version
Strictly Confidential

103058509.2
EXHIBIT A
SPOUSAL CONSENT

I acknowledge that I have read that certain Amended and Restated Limited Liability Company Agreement, dated as of November [__], 2018 of Medley Avantor Investors LLC (as amended, the “LLC Agreement”) to which my spouse (or his or her Vehicle Member (as defined in the LLC Agreement)) has agreed to become a party, and that I understand its contents. I am aware that the LLC Agreement imposes certain obligations upon my spouse (and/or his or her Vehicle Member), including, without limitation, restrictions on the transfer of my spouse’s Interest (as defined in the LLC Agreement). I hereby agree that I have no rights to become a Member and no rights to any Interest, the transfer of which is restricted under the LLC Agreement or, vis-à-vis the Company or any Member (other than my spouse), to any proceeds therefrom, and I agree that the foregoing is binding upon any community property interest or marital settlement awards I may now or hereafter own or receive and regardless of any termination of my marital relationship with a Member or Designated Employee (as defined in the LLC Agreement) for any reason. For the avoidance of doubt, I acknowledge and agree that the intent of this Spousal Consent is not to operate as a waiver of claims against my spouse, but to insulate the Company from the effect of any such claims as a condition to the grant of rights to my spouse hereunder. I hereby grant Medley Avantor Investors LLC the right to compulsorily withdraw, transfer or otherwise repurchase any Interest or portion thereof I receive upon any community property interest or marital settlement awards.

Dated as of ____________, 20__
_______________________________
Signature of Spouse
_______________________________
Name

EXHIBIT C

[attach Cloverleaf Agreement]

Amended and Restated
Limited Liability Company Agreement
of
MEDLEY CLOVERLEAF INVESTORS LLC
_______________

Dated as of November [ ], 2018

i

NOTICE

NEITHER MEDLEY CLOVERLEAF INVESTORS LLC NOR THE MEMBER INTERESTS THEREIN HAVE BEEN OR WILL BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THE SECURITIES LAWS OF ANY OF THE STATES OF THE UNITED STATES OR THE SECURITIES LAWS OF ANY FOREIGN JURISDICTION.
THE DELIVERY OF THIS LIMITED LIABILITY COMPANY AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY OFFER, SOLICITATION OR SALE OF MEMBER INTERESTS IN MEDLEY CLOVERLEAF INVESTORS LLC IN ANY JURISDICTION IN WHICH

SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE.
THE MEMBER INTERESTS IN MEDLEY CLOVERLEAF INVESTORS LLC ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE OR FOREIGN SECURITIES LAWS PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS AND CONDITIONS SET FORTH IN THIS LIMITED LIABILITY COMPANY AGREEMENT.

iii

ii

Page
Article I DEFINITIONS    1

Section 1.1	Definitions 1
Article II GENERAL PROVISIONS    8

Section 2.1	Company; Name 8

Section 2.2	Offices 9

Section 2.3	Purpose and Powers of the Company 9

Section 2.4	Liabilities of the Members Generally 9

Section 2.5	Fiscal Year 10

Section 2.6	Non-Managing Member Interests 10

Section 2.7	No Benefits, Duties or Obligations to Creditors 11
Article III MANAGEMENT AND OPERATIONS OF THE COMPANY    11

Section 3.1	Managing Member 11

Section 3.2	Officers 12

Section 3.3	Company Expenses 12
Article IV COMPANY CAPITAL CONTRIBUTIONS    12

Section 4.1	Company Capital Contributions 12

Section 4.2	Default in Company Capital Contributions 13

Section 4.3	Rights of Members in Capital 13

Section 4.4	Capital Accounts 14
Article V CARRIED INTEREST    15

Section 5.1	Participation in Carried Interest Proceeds 15

Section 5.2	Reduction of Participation Upon Becoming a Non-Continuing Member 16
Article VI allocations    16

Section 6.1	Allocation of Profits and Losses 16

Section 6.2	Tax Allocations 17
Article VII DISTRIBUTIONS    18

Section 7.1	Distributions 18

Section 7.2	Reserves; Withholding of Certain Amounts 19

Section 7.3	Company Clawback 20

Section 7.4	Member Giveback 21

Section 7.5	Interpretive Authority of Managing Member 21

Section 7.6	Giveback of Excess Distributions 21
Article VIII BOOKS AND RECORDS; REPORTS; CONFIDENTIALITY    21

Section 8.1	Records and Accounting; Partnership Representative 21

Section 8.2	Reports 23

Section 8.3	Valuation 23

Section 8.4	Confidentiality 23
Article IX TRANSFERS; CERTAIN WITHDRAWALS    24

Section 9.1	Transfer and Assignment of Company Interest 24

Section 9.2	Vehicle Members 25
Article X EXCULPATION AND INDEMNIFICATION    26

Section 10.1	Liability, Limitation, Indemnification and Contribution 26

Section 10.2	Survival of Rights 27
Article XI DISSOLUTION AND WINDING UP    27

Section 11.1	Term 27

Section 11.2	Winding Up 27
Article XII REPRESENTATIONS AND WARRANTIES    28

Section 12.1	Legal Capacity, etc. 28

Section 12.2	Investment Risks 28

Section 12.3	No Illegal Activity or Proscribed Persons 29

Section 12.4	U.S. Tax Forms 29

Section 12.5	Securities Law Matters 29
Article XIII MISCELLANEOUS    30

Section 13.1	Termination 30

Section 13.2	Restrictive Covenants 30

Section 13.3	Governing Law; Severability; Jurisdiction 30

Section 13.4	Amendments 31

Section 13.5	Successors; Counterparts; Signatures 32

Section 13.6	Interpretation 32

Section 13.7	Power of Attorney 32

Section 13.8	No Decree of Dissolution 32

Section 13.9	Determinations of the Members; Non-Continuing Status 33

Section 13.10	Notices 33

Section 13.11	Further Assurances 33

Section 13.12	Entire Agreement 34
Schedule I    Terms Applicable to Non-Continuing Members
Exhibit A    Form of Spousal Consent
27

103058509.2

MEDLEY CLOVERLEAF INVESTORS LLC
AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
This AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT dated as of November [__], 2018 of Medley Cloverleaf Investors LLC, a limited liability company formed under the laws of the State of Delaware (the “Company”), by and among Medley Capital LLC, as managing member of the Company, and those admitted to the Company as Non-Managing Members (as defined below) in accordance herewith.
WHEREAS, the Company was formed pursuant to the Delaware Act (as defined below) by the filing of a Certificate of Formation of the Company, dated as of November 1, 2018 (the “Certificate”), in the office of the Secretary of State of the State of Delaware on November 1, 2018;
WHEREAS, Medley Capital LLC, as sole member, entered into a Limited Liability Company Agreement of the Company, dated as of November 1, 2018 (the “Original Agreement”); and
WHEREAS, the parties hereto desire to admit additional members to the Company as Non-Managing Members, and in connection therewith, to amend and restate the Original Agreement in its entirety.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and intending to be legally bound, the parties hereto hereby agree to amend and restate the Original Agreement in its entirety as follows:

Article LIII
Article LIVDEFINITIONS
Section 1.Definitions
. The following terms, as used in this Agreement, have the respective meanings set forth below:
“2015 Act” has the meaning set forth in Section 8.1(c).
“Adjusted Capital Account Balance” means, with respect to any Member, the balance in such Member’s Capital Account adjusted (a) by taking into account the adjustments, allocations and distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6); and (b) by adding to such balance such Member’s share of partnership minimum gain and partner nonrecourse debt minimum gain, determined pursuant to Treasury Regulations Section 1.704-2(g)(1) and 1.704-2(i)(5). The foregoing definition of Adjusted Capital Account Balance is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
“Affiliate” of any Person means any other Person that, directly or indirectly through one of more intermediaries, controls, is controlled by or is under common control with such Person, and the term “Affiliated” shall have a correlative meaning. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies or investment decisions of a Person, whether through the ownership of voting securities, by contract or otherwise. Members of the immediate family (i.e., spouse, parents and lineal descendants) of any Member, and any family trusts for, and estate planning vehicles of, any Member and such Member’s immediate family members shall be deemed to be Affiliates of such Member. For the avoidance of doubt, no Member shall be deemed an Affiliate of any other Member solely by virtue of its Interest.
“After Tax Carried Interest Proceeds” means, as of any date, with respect to any Member, the Carried Interest Proceeds received by such Member, net of the Income Tax Liability of such Member allocable to such Carried Interest Proceeds.
“Agreement” means this Amended and Restated Limited Liability Company Agreement, including Schedule I and Exhibit A hereto, as amended from time to time.

“Award Letter” means, with respect to any Non-Managing Member, a letter or other instrument executed by the Managing Member and such Non-Managing Member evidencing such Non-Managing Member’s Carried Interest Percentage and setting forth such other terms of such Non-Managing Member’s participation in the Company as agreed upon between the Managing Member and such Non-Managing Member.
“Business Day” means any day except a Saturday, a Sunday or other day on which commercial banks in New York City are authorized or obligated by law or executive order to be closed.
“Capital Account” means, with respect to each Member, the capital account established and maintained on behalf of such Member as described in Section 4.4.
“Carried Interest” means the carried interest, performance allocation or incentive fees earned directly or indirectly by the Company from the Fund.
“Carried Interest Percentage” means, with respect to any Member and any Carried Interest Proceeds in which such Member is entitled to participate as set forth in an Award Letter or other instrument executed by the Managing Member, such Member’s percentage interest in such Carried Interest Proceeds received by the Company in respect of the Fund, as determined by the Managing Member in its discretion, as recorded in the books and records of the Company and as adjusted from time to time in accordance with this Agreement.
“Carried Interest Proceeds” means the net cash proceeds or other property received by the Company directly or indirectly on account of the Carried Interest (including for the avoidance of doubt Minimum Tax Distributions that are attributable to the right to receive distributions on account of the Carried Interest).
“Certificate” has the meaning set forth in the recitals hereto.
“Claim” means any claims, losses, liabilities, damages, costs or expenses (including attorney fees, judgments and expenses in connection therewith and amounts paid in defense and settlement thereof) to which any Covered Person may directly or indirectly become subject in connection with the Company or in connection with any involvement with any investment of the Fund (including serving as an officer, director, consultant or employee of any such investment).
“Clawback Contribution” means a Company Capital Contribution required of a Member under Section 7.3 to fund a Clawback Obligation.
“Clawback Obligation” means an obligation on the part of the Company or the Managing Member, pursuant to the Fund Agreement, to make a payment to the Fund or its investors in respect of a clawback of the related Carried Interest.
“Clawback Repayment Amount” has the meaning set forth in Section 7.3(a).
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Company” has the meaning set forth in the preamble hereto.
“Company Capital Contribution” means, with respect to any Member, a contribution of cash or property made or deemed made to the Company by such Member.
“Company Expenses” have the meaning set forth in Section 3.3.
“Continuing Employee” means, at any time, any Individual Member who (or any Vehicle Member related to a Designated Employee who) at such time is an officer or employee of the Company, the Managing Member, the Manager or any of their Affiliates.
“Covered Person” means each Member, the Partnership Representative, the Designated Individual, any Affiliate of a Member or the Company and, unless otherwise determined by the Managing Member, any members, managers, shareholders, partners, directors, officers, employees, agents, advisors, assigns, representatives, heirs, legatees, executors or administrators of any Member or its Affiliates and any members, managers, shareholders, partners, directors, officers, employees, agents, advisors, assigns or representatives of the Fund, the Company or their Affiliates.

“Cumulative Carried Interest Proceeds” means, with respect to any Member at any time, the aggregate amount of Carried Interest Proceeds that have been distributed at or prior to such time to such Member pursuant to Section 7.1 less the cumulative amount of Clawback Contributions previously made by such Member at or prior to such time.
“Delaware Act” means the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101 et seq., as amended from time to time.
“Designated Employee” has the meaning set forth in Section 9.2.
“Designated Individual” has the meaning set forth in Section 8.1(c).
“Disabling Conduct” means, with respect to any Covered Person and any Claim, such Covered Person’s fraud, willful malfeasance or gross negligence; reckless disregard of duties by in the conduct of such Covered Person’s office; a material and knowing violation of applicable U.S. securities laws or a criminal conviction, in either case with respect to the activities of the Company; or a material breach of this Agreement.
“Disqualifying Event” means, for purposes of Rule 506(d) promulgated under the Securities Act, any of the following events has occurred with respect to a Member, or any beneficial owner of such Member:

(i)
such Person has been convicted, within ten years before the date hereof (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor: (A) in connection with the purchase or sale of any security; (B) involving the making of any false filing with the U.S. Securities and Exchange Commission (the “SEC”); or (C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii)
such Person is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before the date hereof, that, as of the date hereof, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice: (A) in connection with the purchase or sale of any security; (B) involving the making of any false filing with the SEC; or (C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii)
such Person is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; U.S. Commodity Futures Trading Commission (the “CFTC”); or the National Credit Union Administration that: (A) as of the date hereof, bars the person from: (1) association with an entity regulated by such commission, authority, agency, or officer; (2) engaging in the business of securities, insurance or banking; or (3) engaging in savings association or credit union activities; or (B) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before the date hereof;

(iv)
such Person is subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”), that, as of the date hereof: (A) suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser; (B) places limitations on the activities, functions or operations of such person; or (C) bars such person from being associated with any entity or from participating in the offering of any penny stock;

(v)
such Person is subject to any order of the SEC entered within five years before the date hereof that, as of the date hereof, orders the person to cease and desist from committing or causing a violation or future violation of: (A) any scienter-based anti-fraud provision of the federal securities laws, including without limitation Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and 17 CFR 240.10b-5, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Advisers Act, or any other rule or regulation thereunder; or (B) Section 5 of the Securities Act;

(vi)
such Person is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii)
such Person has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within five years before the date hereof, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, as of the date hereof, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii)
such Person is subject to a United States Postal Service false representation order entered within five years before the date hereof, or is, as of the date hereof, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

“Employment Agreement” means, with respect to any Member, an employment agreement between such Member (or, in the case of any Vehicle Member, the related Designated Employee to whom such Vehicle Member relates) and the Managing Member or any of its Affiliates.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
“Fiscal Year” has the meaning set forth in Section 2.5.
“Fund” means Medley Chiller Holdings LLC, a Delaware limited liability company, and, unless otherwise specified by the Managing Member, shall include all investment vehicles that invest in parallel with or serve as an alternate investment vehicle or co-investment vehicle for such fund.
“Fund Agreement” means the Limited Liability Company Agreement of the Fund, dated as of January 10, 2018, as such agreement may be amended from time to time.
“Gross Asset Value” means, with respect to any property of the Company (other than money), such property’s adjusted basis for U.S. federal income tax purposes, except that (a) the Gross Asset Value of any such property contributed or deemed contributed to the Company shall be the gross fair market value of such property on the date of the contribution and (b) the Gross Asset Value of such property shall be adjusted to its Value (i) whenever such adjustment is required in order for allocations under this Agreement to have “economic effect” within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii) and (ii) if the Managing Member considers appropriate, whenever such adjustment is permitted under Treasury Regulations Section 1.704 1(b)(2)(ii).
“Income Tax Liability” means (a) the taxable income that has been allocated to any Member in respect of its shares of Carried Interest Proceeds, multiplied by (b) the combined U.S. federal, state and local income tax rates on such taxable income computed using the highest aggregate marginal tax rates (including applicable surcharges and alternative minimum, Medicare, employment and other taxes based on income and any other similar taxes, if any) applicable to individuals residing in New York, New York for the applicable taxable year(s) in which such taxable income was allocated to the Member taking into account any different tax rates applicable to different types of taxable income (e.g., long-term capital gain, recapture income, ordinary income), after giving effect to (i) the deductibility, if any, for U.S. federal and state tax purposes of state or local income taxes on such applicable income at the time of its recognition taking into account any limitations on such deductibility, including those imposed pursuant to Section 68 of the Code, and the effect of any alternative minimum tax, (ii) any loss limitations or other limitations on deductions imposed by the Code or the Treasury Regulations, and (iii) any carryforwards of prior losses allocated to such Member to the extent such losses can be utilized to offset such income.
“Individual Member” means a Member that is an individual and participates in the Carried Interest through its Interest, and where appropriate shall include any Vehicle Members related to such Individual Member.
“Interest” means the interest of a Member in the Company.
“Investment Expenses” has the meaning set forth in the Fund Agreement.
“Manager” has the meaning set forth in the Fund Agreement.
“Managing Member” means Medley Capital LLC, and any other Person that becomes a successor or an additional Managing Member of the Company, in such Person’s capacity as Managing Member of the Company, in each case as the context requires.

“Member Giveback” has the meaning set forth in Section 7.4.
“Members” means, collectively, the Managing Member and Non-Managing Members.
“Minimum Tax Distributions” means distributions received by the Company from the Fund pursuant to Section 6.2(e) of the Fund Agreement, if any.
“Net Profits” and “Net Losses” means, with respect to any Fiscal Year or other relevant period of calculation of the Company, any taxable income or taxable loss for such Fiscal Year or other period, as determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

(a)	any income that is exempt from U.S. federal income tax and not otherwise taken into account in computing Net Profits or Net Losses pursuant hereto shall be added to such taxable income or loss;

(b)
any expenditures described in Code Section 705(a)(2)(B) (or treated as expenditures described in Code Section 705(a)(2)(B) pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i)) and not otherwise taken into account in computing Net Profits or Net Losses pursuant hereto shall be subtracted from such taxable income or loss;

(c)
in the event the Gross Asset Value of any property is adjusted pursuant to the definition of “Gross Asset Value”, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property for purposes of computing Net Profits or Net Losses;

(d)
gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for U.S. federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

(e)
with respect to property the Gross Asset Value of which differs from its adjusted basis for United States federal income tax purposes, depreciation, amortization and cost recovery deductions with respect thereto shall be determined under Treasury Regulations Sections 1.704-1(b)(2)(iv)(g)(3) or 1.704-3(d) as determined by the Managing Member; and

(f)	any other provisions or items which are specifically allocated pursuant to Section 6.2(b) hereof shall not be taken into account in computing Net Profits or Net Losses.
“Non-Continuing Member” means an Individual Member who (or any Vehicle Member related to Designated Employee who) ceases to be an officer or employee of the Company or any of its Affiliates for any reason.
“Non-Managing Member” means, at any time, any Person who is at such times a Non-Managing Member of the Company and shown as such on the books and records of the Company, in its capacity as a Non-Managing Member of the Company.
“OFAC” has the meaning set forth in Section 12.3(b).
“Officers” has the meaning set forth in Section 3.2.
“Original Agreement” has the meaning set forth in the recitals hereto.
“Partnership Representative” has the meaning set forth in Section 8.1(c).
“Permitted Temporary Investments” has the meaning set forth in the Fund Agreement.
“Person” means any individual, partnership, limited partnership, limited liability company, trust, estate, corporation, custodian, nominee or any other individual or entity acting on its own or in any representative capacity.
“Prime Rate” means the rate of interest published from time to time in The Wall Street Journal, Eastern Edition (or any successor publication thereto), designated therein as the prime rate, or if not so published, the rate of interest publicly announced from time to time by any money center bank as its prime rate in effect at its principal office, as identified in writing by the Managing Member to the Members.

“Profits Interest” has the meaning set forth in Section 5.1(b).
“Proposed Guidance” has the meaning set forth in Section 8.1(f)(i).
“Safe Harbor” has the meaning set forth in Section 8.1(f)(i).
“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time.
“Threshold Amount” has the meaning set forth in Section 5.1(c).
“Transfer” means, any voluntary or involuntary transfer, sale, pledge, encumbrance, mortgage, assignment, hypothecation or other disposition and, as a verb, to voluntarily or involuntarily transfer, sell, pledge, encumber, mortgage, assign, hypothecate or otherwise dispose of.
“Treasury Regulations” means the regulations of the U.S. Treasury Department issued pursuant to the Code.
“Vehicle Member” means any partnership, limited partnership, limited liability company, trust or other vehicle or joint account that is or becomes a Member and through which an Individual Member or Person otherwise eligible to become an Individual Member holds an Interest in the Company.

Article LV
Article LVIGENERAL PROVISIONS
Section 1.Company; Name
.
The name of the Company is Medley Cloverleaf Investors LLC. The Company’s business may be conducted under any other name or names deemed advisable by the Managing Member. The Managing Member shall give notice of any change of the name of the Company to each Non-Managing Member. All right, title and interest in and to the use of the name of the Company and any abbreviation or variation thereof, including any name to which the name of the Company is changed, shall be the sole property of the Managing Member, and Non-Managing Members shall have no right, title or interest in or to the use of any such name.
Section 2.Offices
.
(a)The principal place of business and principal office of the Company shall be at 280 Park Avenue, 6th Floor East, New York, NY 10017, or such other place as the Managing Member may determine from time to time. The Managing Member shall give notice of any change of such address to each Non-Managing Member.
(b)The Company shall maintain a registered office in Delaware at, and the name and address of the Company’s registered agent in Delaware is, c/o The Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware, 19808, or such other registered office and/or registered agent as the Managing Member shall determine.
Section 3.Purpose and Powers of the Company
.
The Company is formed for the object and purpose of, and the nature of the business to be conducted and promoted by the Company is, (a) receiving Carried Interest Proceeds and being responsible for any related Clawback Obligations, as provided in the Fund Agreement and (b) doing everything necessary or desirable for the accomplishment of the above purpose or the furtherance of any of the powers herein set forth and doing every other act and thing incidental thereto or connected therewith. The Company shall have the power to do any and all acts determined by the Managing Member to be necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the purposes described herein.
Section 4.Liabilities of the Members Generally
.
(a)The rights and liabilities of the Members shall be as provided in the Delaware Act, except as herein otherwise provided (to the extent permitted by the Delaware Act).
(b)Except as expressly provided herein or as otherwise expressly provided under the Delaware Act, no Non-Managing Member shall participate in the management or control of the Company, nor shall any Non-Managing Member have the power to act for, sign for, bind or make a decision on behalf of, the Company in such capacity. No Non-Managing Member may hold itself out as a manager or managing member of the Company to third parties.
(c)Except as otherwise provided in this Agreement or the Delaware Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Non-Managing Member shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a member of the Company.

(d)Except as otherwise provided in this Agreement or the Delaware Act, the liability of each Non-Managing Member shall be limited to the amount of Company Capital Contributions required to be made by such Non-Managing Member in accordance with the provisions of this Agreement, but only when and to the extent the same shall become due pursuant to the provisions of this Agreement.
(e)Each Member agrees to take such actions as are in its power and control to cause the Company to be in compliance with its obligations under the Fund Agreement and not to take any action which would cause the Company to be in violation of the Fund Agreement. Nothing in this Section 2.4(e) shall require any Member other than the Managing Member to take any affirmative action to cause the Company to act.
Section 5.Fiscal Year
.
The fiscal year (the “Fiscal Year”) of the Company for financial statements and federal income tax purposes will end on December 31st of each year, except as otherwise required by Code Section 706; provided that upon the termination of the Company, “Fiscal Year” shall mean the period from the January 1st immediately preceding such termination to the date of such termination.
Section 6.Non-Managing Member Interests
.
(a)Subject to the terms of this Agreement, any Person may be admitted as a Non-Managing Member by the Managing Member in its discretion on such terms as the Managing Member may approve and specify in the books and records of the Company upon the execution by such Person of a counterpart of this Agreement, an Award Letter (or in the case of a Vehicle Member, the Designated Employee of such Vehicle Member). All Members shall be bound by all provisions of this Agreement.
(b)Subject to Section 5.1, upon admission of a new Non-Managing Member and issuance of a new Interest in connection therewith that includes a Carried Interest Percentage, the Carried Interest Percentage of the Managing Member shall be reduced.
(c)The books and records of the Company shall be amended upon the admission of a new Non-Managing Member and issuance of an Interest to reflect such issuance (including to reflect a Person’s admission as a Non-Managing Member of the Company, such Non-Managing Member’s Carried Interest Percentage, and any corresponding reductions of other Members’ Carried Interest Percentages).
(d)The Managing Member has the authority to create Interests of separate classes which shall have the rights, powers and duties as set forth herein, in an Award Letter or in an addendum to this Agreement. Without limitation of the foregoing, the terms of participation by any Individual Member may be varied by the Managing Member with the consent of such Individual Member through an Award Letter, an addendum to this Agreement or other instrument executed by the Managing Member and accepted by such Individual Member, without any action on the part of any other Member. Nothing in this Agreement shall obligate the Managing Member to treat all Non-Managing Members alike, and the exercise of any power or discretion by the Managing Member in the case of any one Non-Managing Member shall not create any obligation on the part of the Managing Member to take any similar action in the case of any other Non-Managing Member, it being understood that any power or discretion conferred upon the Managing Member shall be treated as having been so conferred upon the Managing Member as to each Non-Managing Member separately.
Section 7.No Benefits, Duties or Obligations to Creditors
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The provisions of this Agreement are intended solely to benefit the Members and, to the fullest extent permitted by applicable law, shall not be construed as conferring any benefit upon any creditor of the Company other than the Members (and no such creditor of the Company other than the Members shall be a third-party beneficiary under this Agreement).

Article LVII
Article LVIIIMANAGEMENT AND OPERATIONS OF THE COMPANY
Section 1.Managing Member
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(a)Except as otherwise specifically provided herein or otherwise expressly provided under the Delaware Act, the management of the Company shall be vested exclusively in the Managing Member, and Non-Managing Members shall have no part in the management or control of the Company and shall have no authority or right to act on behalf of the Company in connection with any matter.
(b)Subject to the terms of this Agreement, the Managing Member shall have the sole power and authority on behalf of and in the name of the Company to carry out any and all of the objects and purposes and to exercise any and all of the powers contemplated by Section 2.3 and to perform all acts which it may deem necessary or advisable in connection therewith. The Managing Member shall not take any action that would subject any Non-Managing Member to liability for the debts and obligations of the Company.

(c)The Members agree that all actions made or taken by the Managing Member in accordance with the terms of this Agreement on behalf of the Company shall bind the Company, the Members and their respective successors, assigns and personal representatives. Persons dealing with the Company are entitled to rely conclusively upon the power and authority of the Managing Member as herein set forth.
(d)In addition to powers, rights, privileges, duties and discretion delegated to the Officers pursuant to Section 3.2, the Managing Member may delegate to any Person or Persons, including any Person who is a Non-Managing Member, all or any of the powers, rights, privileges, duties and discretion vested in it pursuant to this Article III and such delegation may be made upon such terms and conditions as the Managing Member shall determine.
(e)Any Person to whom the Managing Member delegates any of its duties pursuant to this Section 3.1 or any other provision of this Agreement shall be subject to the same standard of care as the Managing Member, unless such Person and the Managing Member mutually agree to a different standard of care or right to indemnification to which such Person shall be subject.
(f)To the fullest extent permitted by applicable law, the Managing Member (or any Affiliate of the Managing Member) is hereby authorized to (i) purchase property from, sell property to, lend money or otherwise deal with any of its Affiliates, any Member, the Company or any Affiliates of any of the foregoing Persons, (ii) obtain services from any Member or any Affiliate of any Member and (iii) otherwise cause or permit the Company, its portfolio companies and Affiliates to enter into any such transaction.
Section 2.Officers
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The Managing Member may, from time to time as it deems advisable, select natural persons who are employees or agents of the Managing Member, the Manager, the Company or their Affiliates and designate them as officers of the Company (the “Officers”) and assign titles (including, without limitation, Chief Executive Officer, President, Chief Financial Officer, Chief Compliance Officer, Vice President, Secretary and Treasurer) to any such person. Unless the Managing Member decides otherwise, if the title is one commonly used for officers of a business corporation formed under the Delaware General Corporation Law, the assignment of such title shall constitute the delegation to such person of the authorities and duties that are normally associated with that office. Any delegation pursuant to this Section 3.2 may be revoked at any time by the Managing Member. An Officer may be removed with or without cause by the Managing Member.
Section 3.Company Expenses
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Expenses of the Company, including, without limitation, liabilities of the Company to Covered Persons under Article X hereof (including the expenses of the Managing Member related to its duties as the Partnership Representative, as applicable, of the Company), expenses of organizing and administering the Company, maintaining the books and records of the Company and preparing reports for Members (collectively, “Company Expenses”), shall be borne by the Company (to the extent not borne by the Fund) and discharged from any source deemed available by the Managing Member; provided that the Managing Member may bear such expenses on behalf of the Company and shall be entitled to reimbursement of any such expenses. Such expenses (including any amount required to be reimbursed to the Managing Member) shall be charged to each Member pro rata in accordance with each Member’s Carried Interest Percentage at the time such expenses are charged; provided that the Managing Member shall have authority to charge such expenses among Members on a different basis if such other basis is clearly more equitable; provided further that a Designated Employee or his or her related Vehicle Members shall bear any incremental administrative expenses of the Company and its Affiliates related to all of such Designated Employee’s Vehicle Members. The foregoing is not intended to affect the sharing and allocation of any expense related to a Clawback Obligation or other expenses charged generally to participants in the Carried Interest.

Article LIX
Article LXCOMPANY CAPITAL CONTRIBUTIONS
Section 1.Company Capital Contributions
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(a)Except as expressly provided in this Agreement or in the Delaware Act (including with respect to any Clawback Contribution), no Non-Managing Member shall be obligated hereby to make any Company Capital Contribution, and no Non-Managing Member shall be permitted to make any Company Capital Contribution without the consent of the Managing Member.
(b)The Managing Member may, in its discretion, excuse any Non-Managing Member from making all or a portion of any required Company Capital Contribution (including with respect to any Clawback Contribution). The Managing Member shall not be liable to any Non-Managing Member or the Company for permitting or requiring or failing to permit or require a Non-Managing Member to be excused from making all or a portion of any required Company Capital Contribution pursuant to this Section 4.1(b). Any Company Capital Contribution as to which a Non-Managing Member is excused shall not affect such Member’s obligation to make other Company Capital Contributions. If any Non-Managing Member is excused from making all or a portion of any required Company Capital Contribution pursuant to this Section 4.1(b), the Managing Member shall seek to procure funding in the amount that is excused from other sources (including other Members) as it determines in its discretion.
Section 2.Default in Company Capital Contributions
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If, to the extent required by this Agreement, any Non-Managing Member shall fail to timely fund any required Company Capital Contribution or to pay any other amounts which from time to time may be owing by such Member to the Company, and such failure shall have continued for three (3) Business Days after notice from the Managing Member to such Member, one or more of the Members, in their discretion and with the approval of the Managing Member, may advance all or any portion of the amount in default on behalf of the defaulting Member. Any advance made under this Section 4.2 shall be payable by the defaulting Member on demand and shall bear interest at the rate determined by the Managing Member, and the repayment of such advance and the interest thereon shall be secured by a lien hereby granted on the defaulting Member’s Interest (with the Managing Member being hereby authorized and directed to apply the next distribution(s) payable by the Company to the defaulting Member to repay such advance and the accrued interest thereon). Without limitation of the foregoing, in the event of any Member default described in the first sentence of this Section 4.2, the Managing Member shall be authorized to take any action set forth in the Fund Agreement with respect to “Defaulting Members” (as defined therein), which shall be applied mutatis mutandis to such defaulting Member and its Interests, as the Managing Member from time to time determines in its discretion to be appropriate in light of the consequences or potential consequences to the Company or the Fund arising from the default.
Section 3.Rights of Members in Capital
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(a)No Member shall be entitled to interest on any Company Capital Contributions.
(b)No Member shall have the right to distributions or the return of any portion of its Company Capital Contributions or Capital Account balance except (i) for distributions in accordance with Article VII and (ii) upon dissolution of the Company in accordance with Article XI. The entitlement to any such return at such time shall be limited to the amount specifically set forth in this Agreement and no Member shall be entitled to any payment on account of goodwill of the Company.
Section 4.Capital Accounts
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(a)The Company shall maintain for each Member a separate Capital Account in accordance with this Section 4.4 and in accordance with the rules of Treasury Regulations Section 1.704-1(b)(2)(iv).
(b)Each Member’s Capital Account shall have an initial balance equal to the amount or fair market value of such Member’s initial Company Capital Contribution, if any.
(c)Each Member’s Capital Account shall be increased by the sum of:
(i)the amount of cash and the fair market value of any other property (net of liabilities that the Company is considered to assume or take subject to) constituting additional contributions by such Member to the capital of the Company, plus
(ii)the portion of any Net Profits and other income or gain items allocated to such Member’s Capital Account.
(d)Each Member’s Capital Account shall be reduced by the sum of:
(i)the amount of cash and the fair market value of any other property (net of liabilities that such Member is considered to assume or take subject to) distributed by the Company to such Member, plus
(ii)the portion of any Net Losses and other expense or deduction items allocated to such Member’s Capital Account.
(e)In determining the amount of any liability for purposes of Sections 4.4(c)(i) or 4.4(d)(i) hereof, there shall be taken into account Code Section 752 and other provisions of the Code and the Treasury Regulations.
(f)In the event all or a portion of an Interest in the Company is transferred in accordance with the terms of Article IX, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest, adjusted as required by the Treasury Regulations promulgated under Code Section 704(b).
(g)No Member shall be required to restore any negative balance in its Capital Account.
The foregoing provision and other provisions of this Agreement relating to maintenance of Capital Accounts are intended to comply with Code Section 704(b) and with the Treasury Regulations thereunder, and shall be interpreted and applied in a manner consistent with such statutory and regulatory provisions.

Article LXI
Article LXIICARRIED INTEREST
Section 1.Participation in Carried Interest Proceeds
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(a)Each Non-Managing Member’s Carried Interest Percentage, if any, in respect of the Fund shall be as set forth in such Non-Managing Member’s Award Letter; provided that each Non-Managing Member’s Carried Interest Percentage shall be subject to adjustment pursuant to Section 5.2. Except as otherwise set forth herein (including as set forth in Section 5.2 with respect to Non-Continuing Members), no Carried Interest Percentage of a Non-Managing Member shall be reduced without the consent of such Non-Managing Member. The Managing Member in its discretion shall have the authority to determine the Carried Interest Percentage of any new Non-Managing Member, and the Company’s books and records shall be updated from time to time as needed to reflect the Members’ Carried Interest Percentages. The Managing Member’s Carried Interest Percentage, if any, shall be equal to the remaining Carried Interest Percentage not allocated to the Non-Managing Members.
(b)The portion of each Member’s Interest attributable to his, her or its Carried Interest Percentages is issued in consideration of services to be rendered, and is intended to constitute a “profits interest” as that term is used in IRS Revenue Procedures 93-27 and 2001-43 (“Profits Interest”), and this Agreement shall be interpreted accordingly. To the extent IRS Revenue Procedures 93-27 and 2001-43 are superseded by temporary or final regulations (those referenced in IRS Notice 2005-43 or otherwise) or new IRS Notices or IRS Revenue Procedures, then the Managing Member is authorized to amend this Agreement to conform the immediately preceding sentence to the requirements of such new rules, and to make any elections, on behalf of each Member and the Company, permitted by such new rules. Each Member that receives a Profits Interest that is subject to a “substantial risk of forfeiture” within the meaning of Code Section 83 shall, if requested by the Managing Member, make an election pursuant to Code Section 83(b) with respect to such interest.
(c)Upon the admission of a new Non-Managing Member awarded a Carried Interest Percentage, or an increase in an existing Non-Managing Member’s Carried Interest Percentage after the date hereof pursuant to Schedule I, the Managing Member shall determine the fair market value of the Company’s direct and indirect assets (indirect to the extent the sale of the asset will result in gain or loss from the sale being allocated to the Members) to establish the amount of such value (the “Threshold Amount”) that must be distributed to the other Members before such Non-Managing Member participates in such value, in order for the portion of such Non-Managing Member’s Interest attributable to such new or increased Carried Interest Percentage to qualify as a Profits Interest. Such portion of such Non-Managing Member’s Interest shall be subject to such Threshold Amount, which will affect distributions to the Members as set forth in Section 7.1. The Managing Member may, in connection with the allocation of Carried Interest Percentages to Members, specify that the Carried Interest Percentage allocated to a Member represents the right to participate in only the Carried Interest Proceeds relating to (i) a portion of the gains represented by the Carried Interest (e.g., gains first made after such allocations, or gains in excess of the Threshold Amount) or (ii) any other category that the Managing Member uses to distinguish among different sources of Carried Interest Proceeds. Carried Interest Percentage allocations shall be made by the Managing Member in its discretion. Any Carried Interest Percentage not allocated to any Member, including, without limitation due to forfeiture pursuant to Section 5.2, shall automatically revert to the Managing Member.
Section 2.Reduction of Participation Upon Becoming a Non-Continuing Member
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The Carried Interest Percentages of any Non-Managing Member that becomes a Non-Continuing Member shall be subject to adjustment in accordance with the principles set forth in Schedule I (or any other terms made specifically applicable to such Non-Managing Member through an Award Letter or other agreement between the Managing Member and such Non-Managing Member), and such Non-Managing Member’s right to participate in Carried Interest Proceeds shall be limited as set forth therein. For the avoidance of doubt, and notwithstanding the terms set forth in Schedule I, the Carried Interest Percentage of the Managing Member shall not be subject to vesting or reduction.

Article LXIII
Article LXIVallocations
Section 1.Allocation of Profits and Losses
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(a)After giving effect to the special allocations set forth in Section 6.1(b) below, the Net Profits and Net Losses (or the respective items thereof) of the Company for each Fiscal Year or other relevant period of calculation, as determined by the Managing Member in accordance with the provisions hereof, shall be allocated among the Members in a manner such that, as of the end of such Fiscal Year or other relevant period and taking into account all prior allocations of Net Profits and Net Losses (and any items thereof) and all distributions made to the Members through such date, the Adjusted Capital Account Balance of each Member, immediately after making such allocation, is, as nearly as possible, equal (proportionately) to the distributions that would be made to such Member pursuant to Section 7.1 if the Company were dissolved, its affairs wound up and its assets sold for cash equal to their Gross Asset Values, all Company liabilities were satisfied (limited with respect to each nonrecourse liability to the Gross Asset Values of the assets securing such liability), and the net assets of the Company were distributed in accordance with Section 7.1 to the Members immediately after making such allocation; provided, that the Net Losses (or items thereof) allocated to a Member shall not exceed the maximum amount of losses that can be so allocated without causing such Member to have a negative Adjusted Capital Account Balance at the end of any Fiscal Year or other relevant period.
(b)(i)    Notwithstanding any other provision of this Agreement, (i) “partner nonrecourse deductions” (as defined in Treasury Regulations Section 1.704-2(i)), if any, of the Company shall be allocated to the Member that bears the economic risk of loss within the meaning of Treasury Regulations Section 1.704-2(i), and (ii) “nonrecourse deductions” (as defined in Treasury Regulations Section 1.704-2(b)) and “excess nonrecourse liabilities” (as defined in Treasury Regulations Section 1.752-3(a)(3)), if any, of the Company with respect to each period shall be allocated among the Members in accordance with their applicable Carried Interest Percentages.
(i)This Agreement shall be deemed to include “qualified income offset,” “minimum gain chargeback” and “partner nonrecourse debt minimum gain chargeback” provisions within the meaning of the Treasury Regulations under Code Section 704(b). Accordingly, notwithstanding any other provision of this Agreement, items of gross income shall be allocated to the Members on a priority basis to the extent and in the manner required by such provisions.
(ii)Notwithstanding any other provisions of this Agreement, no allocation of Net Losses or items of deduction or expense shall be made to any Member to the extent that the effect of such allocation would be to cause the Member to have a negative Adjusted Capital Account Balance.
(iii)To the extent that an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such section of the Treasury Regulations.
(c)In the event that any Member forfeits an Interest in the Company pursuant to the application of the principles referred to in Section 5.2, any balance in the Capital Account of such Member relating to such forfeited Interest (after accounting for any distributions to such Member) shall be reallocated to the Managing Member, unless otherwise determined by the Managing Member.
(d)Notwithstanding the foregoing, but after taking account of any items of income, gain, loss or deduction mandated under subsection (b) above, during the Fiscal Year in which an event occurs resulting in the liquidation of assets and eventual dissolution of the Company, items of income, gain, loss or deduction for such Fiscal Year and for each Fiscal Year thereafter shall be allocated among the Members in such a manner as will (i) eliminate any deficit balances in their Capital Accounts (allocated in proportion to, and to the extent of, such deficit balances), and (ii) then to cause each Member’s Capital Account balance to have a zero balance immediately upon the Members’ receipt of the last liquidating distribution from the Company.
(e)Notwithstanding anything to the contrary in this Section 6.1, the Managing Member may allocate items of income, gain, loss and deduction in such other manner as the Managing Member reasonably determines more appropriately reflects the Members’ interests in the Company.
Section 2.Tax Allocations
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For U.S. federal, state and local income tax purposes, items of Company income, gain, loss, deduction and credit for each Fiscal Year shall be allocated to and among the Members in the same manner as the corresponding items of Net Profits and Net Losses and specially allocated items are allocated to them pursuant to Section 6.1, taking into account any variation between the adjusted tax basis and Gross Asset Value of the Company property in accordance with the principles of Section 704(c) of the Code. The Managing Member shall be authorized in its discretion to make appropriate adjustments to the allocations of items to comply with Section 704 of the Code or the applicable Treasury Regulations thereunder.

Article LXV
Article LXVIDISTRIBUTIONS
Section 1.Distributions
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Distributions prior to dissolution shall be made in accordance with this Section 7.1, subject to the provisions of Section 7.2. Distributions on dissolution shall be made in accordance with Section 11.2(b).
(a)Carried Interest Proceeds. Distributions of Carried Interest Proceeds shall be made ratably to each Member based on each Member’s respective Carried Interest Percentages, as set forth in the books and records of the Company. For the avoidance of doubt, except as agreed with any Member, the right of a Member to participate in Carried Interest Proceeds shall not be affected following such Member’s Termination.
(b)Limitation on Distributions of Carried Interest Proceeds. For the avoidance of doubt, nothing herein shall require the Managing Member or the Company to make any distributions of Carried Interest Proceeds that would cause the aggregate amount of Carried Interest Proceeds distributed by the Company to exceed the aggregate amount of Carried Interest Proceeds received by the Company from the Fund (less any expenses paid from such Carried Interest Proceeds).
(c)Timing of Distributions. Subject to Section 7.2 and the remaining provisions of this Section 7.1, distributions of Carried Interest Proceeds shall be made at such times as the Managing Member determines in its discretion; provided that the Managing Member shall use commercially reasonable efforts to cause the Company to (i) distribute Carried Interest Proceeds (net of any amounts reserved in accordance with Section 7.2) to the Members reasonably promptly upon receipt, and no less frequently than on a quarterly basis, and (ii) distribute promptly in full to the Members any amounts received by the Company as Minimum Tax Distributions pro rata in accordance with each Member’s cumulative Income Tax Liability for the current and all prior Fiscal Years less all distributions to such Member of any Carried Interest Proceeds as reasonably determined by the Managing Member. Once any distribution of Minimum Tax Distributions or other distribution in respect of a Member’s Income Tax Liability has been made to a Member pursuant to this Section 7.1(c), any amounts otherwise distributable to such Member thereafter shall be reduced to the extent of any such amounts previously distributed to such Member pursuant to this Section 7.1(c).
(d)Distributions in Kind. Distributions to the Members hereunder shall be made in cash to the extent the relevant proceeds are received by the Company in cash. In the event the Company receives proceeds in the form of securities or other non-cash property (including in connection with an election by the Managing Member on behalf of the Company to receive all or any portion of such proceeds either in cash or in the form of securities or other non-cash property), then the Managing Member shall distribute such proceeds in the form received; provided that the Managing Member may determine in its discretion to retain for the account of the relevant Members (rather than distribute) any securities or other non-cash property received in kind by the Company that is not freely tradable. Unless otherwise determined by the Managing Member, any non-cash proceeds held by the Company for the account of any such Non-Managing Member shall be subject to a continuing election by such Non-Managing Member to cause a sale by the Company of such proceeds and the prompt distribution of the net cash proceeds of such sale to the Non-Managing Member. The expenses of any such sale of securities or other non-cash property shall be allocated to the Non-Managing Member for whose account the sale is effected. The Managing Member shall not in any event be liable to the Non-Managing Member for any failure to obtain best execution or best price in connection with such sale. For purposes of allocations made pursuant to Section 6.1, property to be distributed in kind shall be valued at the fair market value thereof by the Managing Member in its discretion on a date as near as reasonably practicable to the date of such distribution. For purposes of this Agreement, any Non-Managing Member on whose behalf the Company sells any securities or other non-cash property pursuant to this Section 7.1(d) shall be deemed to have received a distribution in the amount and at the time determined as if the in-kind distribution had in fact been made to such Non-Managing Member. Distributions of securities or other property may be subjected to such restrictions on transfer or other conditions as the Managing Member determines to be necessary or appropriate to comply with applicable securities laws or pre-existing contractual restrictions.
(e)Limitation on Distributions. Notwithstanding anything to the contrary in this Agreement, neither the Company nor the Managing Member on behalf of the Company may make a distribution to any Member if such distribution would violate the Fund Agreement, the Delaware Act or any other applicable law.
Section 2.Reserves; Withholding of Certain Amounts
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(a)Subject to Section 3.3, the Managing Member shall have the discretion to withhold pro rata from all Members amounts otherwise distributable to such Members in order to provide a reserve for the liabilities or obligations of the Company (including, without limitation, any potential Clawback Obligation); provided that, solely with respect to a Non-Continuing Member, the Managing Member shall have the discretion to withhold on any basis it deems reasonable in order to provide a reserve for the liabilities or obligations of the Company (including, without limitation, any potential Clawback Obligation); provided, further, that, subject to the other provisions of this Article VII, promptly following the completion of the termination and winding up of the Fund, the Managing Member shall distribute to the relevant Members all assets of the Company after provision for, or discharge of, any Company obligations (not exceeding as to any Member such Member’s then positive Capital Account balance).
(b)The Managing Member may withhold, in its reasonable discretion, from any payment or distribution to any Member pursuant to this Agreement any amounts due from such Member to the Company or any Affiliate thereof to the extent not otherwise paid. The Managing Member may withhold from any distribution or payment to any Member any amounts required to be withheld under U.S. federal, state and local tax law and non-U.S. tax law and/or any amounts required to pay, or to reimburse (on a net after-tax basis) the Company or the other Members for the payment of, any Company Expenses, taxes and related expenses that the Managing Member in good faith determines to be properly attributable to such Member (including, without limitation, withholding taxes and interest, penalties, additions to tax and expenses described in Section 8.1(d) incurred in respect thereof). Each Member hereby expressly authorizes the Managing Member and its Affiliates, to the fullest extent permitted by applicable law, to withhold from any payment, distribution or other amount otherwise due to such Member (in any capacity) from the Company or any of its Affiliates, any amount due from such Member to the Company or any of its Affiliates to the extent not otherwise paid, any amounts required to be withheld under U.S. federal, state and local tax law and non-U.S. tax law and any amounts required to pay, or to reimburse (on a net after-tax basis) the Company or the other Members for the payment of, any Company Expenses, taxes and related expenses that the Managing Member in good faith determines to be properly attributable to such Member (including, without limitation, withholding taxes and interest, penalties, additions to tax and expenses described in Section 8.1(d) incurred in respect thereof). Any amounts so withheld and all amounts that the Managing Member determines in good faith to be properly attributable to any Member that are withheld or otherwise paid by any Person pursuant to the Code or any provision of any state, local or foreign tax law shall be treated as having been distributed or paid, as the case may be, to the applicable Member and shall be applied by the Managing Member to discharge the obligation in respect of which such amounts were withheld.

(c)The Managing Member shall give notice of any withholding under this Section 7.2 to each Member affected, specifying the basis therefor.
Section 3.Company Clawback
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(a)In the event of any Clawback Obligation on the part of the Company, each Member (including a former Member) that received any distributions from the Company of Carried Interest Proceeds shall make a Clawback Contribution in cash to the Company if the Managing Member so demands upon no less than ten (10) Business Days’ notice in an amount (the “Clawback Repayment Amount”) determined as follows: The Clawback Repayment Amount of each Member as of such date shall equal the product of (i) the Clawback Obligation of the Company multiplied by (ii) such Member’s Carried Interest Percentage.
(b)Notwithstanding the foregoing provisions of Section 7.3(a), in no event shall a Member’s Clawback Contribution exceed such Member’s After Tax Carried Interest Proceeds.
(c)The amount paid by a Member pursuant to Section 7.3(a) shall be applied by the Company to satisfy the Clawback Obligation.
(d)The Managing Member shall maintain records of (i) each Member’s required Clawback Contributions, (ii) each Member’s interest in any securities or other property retained by the Company in connection with any in-kind distribution and (iii) any amounts that may be deducted from future distributions by the Company to a Member on account of any Clawback Contribution.
Section 4.Member Giveback
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In the event of any recontribution of distributions required of all investors in the Fund pursuant to the terms of the Fund Agreement, including Section 11.3 thereof (a “Member Giveback”), each Member that has participated directly or indirectly in such distributions shall be required to participate in such required recontribution on a ratable basis, consistent with the intent of the relevant provisions of the Fund Agreement. Recontribution obligations shall, to the fullest extent permitted by applicable law, survive and remain in full force and effect and shall not be terminated by the fact that a Member has ceased to be a Member of the Company.
Section 5.Interpretive Authority of Managing Member
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It is understood that the administration of the terms of this Agreement, including the determination of the amounts to be distributed and allocated to any Member and the amount of any Clawback Contribution or the participation in any Member Giveback required of any Member, is subject to interpretation. The Managing Member shall have the discretionary authority to determine all questions properly arising in the administration, interpretation and application of the terms of this Agreement, including the amounts to be allocated and distributed to Members under this Agreement and the amount of any required Clawback Contribution or contribution on account of a Member Giveback, and any such determination made in good faith shall be final and binding on all the Members.
Section 6.Giveback of Excess Distributions
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If, as of any date, the aggregate distributions with respect to any Member exceed the amount to which such Member was entitled pursuant to the provisions of Article VII, such Member shall be obligated to return immediately such excess to the Company for re-distribution pursuant to Article VII.

Article LXVII
Article LXVIIIBOOKS AND RECORDS; REPORTS; CONFIDENTIALITY
Section 1.Records and Accounting; Partnership Representative
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(a)Proper and complete records and books of account of the Company shall be maintained by the Managing Member at the Company’s principal place of business or at such other place as the Managing Member shall determine in accordance with applicable law. Subject to the provisions of Section 8.4(b), such books and records shall be available for inspection at reasonable times during business hours by each Non-Managing Member (other than any Non-Continuing Member) in accordance with Section 17-305 of the Delaware Act. The Company’s books of account shall be maintained in U.S. dollars in accordance with U.S. generally accepted accounting principles or on such other basis as the Managing Member shall reasonably determine.
(b)Each of the Members acknowledges and agrees that the Company is intended to be classified and treated as a partnership for U.S. federal income tax purposes, and the Members hereby agree to take any measures necessary (or, if applicable, refrain from any action) to ensure that the Company is treated as a partnership for U.S. federal income tax purposes under the Code and the relevant Treasury Regulations. Neither the Company nor the Managing Member on behalf of the Company shall (i) file any election pursuant to Treasury Regulations Section 301.7701-3(c) to be treated as an entity other than a partnership or (ii) elect, pursuant to Code Section 761(a), to be excluded from the provisions of subchapter K of the Code.
(c)The Managing Member (or its designee) shall act as, and shall have all the powers of, the “partnership representative” of the Company within the meaning of Section 6223(a) of the Code (as amended by Title XI of the Bipartisan Budget Act of 2015 (such Title XI, including the corresponding provisions of the Code and Treasury Regulations impacted thereby, and any corresponding provisions of state or local income tax law, as the same may be amended from time to time, the “2015 Act”)) and any similar provisions under any other state or local or non-U.S. laws (the “Partnership Representative”), and in each case, is directed and authorized to take whatever steps it, in his, her or its discretion deems necessary or desirable to perfect either such designation, including filing any forms or other documents with the Internal Revenue Service and taking such other actions as may from time to time be required under the Treasury Regulations. If any other Person that is not an individual is the Partnership Representative, the Company shall appoint a “designated individual” for each taxable year (as described in Treasury Regulation Section 301.6223-1(b)(3)(ii)) (a “Designated Individual”). The Company may require that, as a condition of an individual’s appointment as a Designated Individual, the Designated Individual shall agree that the Company (i) may cause the Designated Individual to resign and (ii) may cause the Designated Individual to appoint a successor named by the Company. Each Member hereby consents to each such designation and agrees that upon the request of the Partnership Representative, it will execute, certify, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to evidence its consent to each such designation. In addition, except as provided above in subsection (b), the Partnership Representative shall make such elections under the Code and other relevant tax laws as to the treatment of items of income, gain, loss, deduction and credit, and as to all other relevant matters, as it deems necessary or appropriate in a manner consistent with applicable law.
(d)In its capacity as the Partnership Representative, the Partnership Representative shall be entitled to make an election under Code Section 6226 (or any similar provision of state or local tax law) to pass through to the Members any deficiency or adjustment at the Company level, and the Members shall take such actions as requested by the Partnership Representative consistent with any such elections made and actions taken by the Partnership Representative. Each Member’s obligations to comply with the requirements of this Section 8.1(d) and Section 8.1(e) shall survive the Member’s ceasing to be a Member of the Company or the termination, dissolution, liquidation and winding up of the Company.
(e)Unless otherwise agreed in writing by the Managing Member, each Member hereby indemnifies and holds harmless the other Members against any taxes (including withholding taxes and taxes incurred by the Company or any subsidiary pursuant to Sections 6221-6235 of the 2015 Act) imposed upon the income of or allocations or distributions to such Member, as well as interest, penalties or additions to tax with respect thereto and additional losses, claims, damages or liabilities arising therefrom or incident thereto. To the extent the Company is required to pay or withhold any taxes with respect to any Member and there are no contemporaneous distributions being made to such Member from which the amount of such taxes may be withheld, the Member shall, notwithstanding any provision of this Agreement to the contrary, following notice from the Managing Member, promptly pay to the Company the amount of such taxes. Any amount not paid by a Member (or former Member) at the time requested by the Managing Member shall accrue interest at the Prime Rate plus five percent (5%) per annum, compounded quarterly, until paid, and such Member (or former Member) shall also be liable to the Company for any damages resulting from a delay in making such payment beyond the date such payment is requested by the Managing Member, and for this purpose the fact that the Company could have paid this amount with other funds shall not be taken into account in determining such damages. Such payment shall not be treated as a Company Capital Contribution and shall not otherwise affect the Member’s rights and obligations under this Agreement.
(f)Each Non-Managing Member, by executing this Agreement, agrees that:
(i)when and if Proposed Treasury Regulations Section 1.83-3(1) and the proposed revenue procedure contained in Notice 2005-43 (together, the “Proposed Guidance”) become effective, the Company is authorized and directed to, if there is no material economic or tax detriment, elect the safe harbor described therein, under which the fair market value of any interest in the Company that is transferred in connection with the performance of services shall be treated as being equal to the liquidation value of that interest (the “Safe Harbor”); and
(ii)while the election described in clause (i) remains effective, the Company and each of the Members (including any Person to whom an interest in the Company is transferred in connection with the performance of services) shall comply with all requirements of the Safe Harbor described in the Proposed Guidance with respect to all interests in the Company that are transferred in connection with the performance of services.
Section 2.Reports
.
The Managing Member agrees to make available to each Member (other than any Non-Continuing Member) the reports made available to investors in the Fund; provided that Non-Continuing Members shall only receive from the Company such information as is determined by the Managing Member to be necessary for the preparation and filing of such Non-Continuing Members’ income tax returns.

Section 3.Valuation
.
Any required determination of the value of any or all of the assets of the Company for purposes of this Agreement shall be made by the Managing Member in its discretion, and such determination, absent manifest error, shall be binding on the Company and each Member.
Section 4.Confidentiality
.
(a)Each Non-Managing Member acknowledges that the information relating to the terms of this Agreement and other information relating to the Company, the Members, the Manager, the Fund or any of their respective Affiliates is confidential and agrees to keep and retain in the strictest confidence all such information learned by the Non-Managing Member heretofore or hereafter, and not to disclose any such information to any third party, whether during or after the time he, she or it is a Non-Managing Member, except as is necessary for the proper purposes of the Company or the Fund (and provided that any such party to whom information has been disclosed shall have agreed to keep such information confidential in accordance with the terms of this Section 8.4(a)), and except (i) for disclosure required by court order, subpoena or other government process, (ii) any such information which is, or through no fault of any Non-Managing Member becomes, available to the public or (iii) any disclosure explicitly consented to by the Managing Member in its discretion. Notwithstanding the foregoing, a Non-Managing Member may disclose information relating to its Interest in the Company to such Non-Managing Member’s legal, tax or financial advisors on a confidential basis and to the extent necessary for the purposes of advising such Non-Managing Member; provided, that such Non-Managing Member shall remain responsible for any disclosure of such information by such Persons in violation of the provisions of this Section 8.4. For the avoidance of doubt, any investment performance information of the Company, the Manager, the Fund and any of their respective Affiliates belongs to such Person and each Member (including any Non-Continuing Member) agrees not to, and to cause such Person’s Affiliates not to, directly or indirectly use, rely on, disclose or make accessible any such investment performance information to any third party other than in furtherance of the business of the Manager or its Affiliates or otherwise use, market, promote or claim as his, her or its own any such investment performance information, without the prior written consent of the Managing Member, which consent may be withheld by the Managing Member in its discretion.
(b)Each Non-Managing Member, to the fullest extent permitted by law, waives, and covenants not to assert, any claim or entitlement whatsoever to gain access to any information relating to any other Non-Managing Member. The Managing Member may, to the maximum extent permitted by applicable law, keep any information confidential from any Non-Managing Member, for such period of time as the Managing Member determines in its discretion (including information requested by such Non-Managing Member pursuant to Section 8.1, but excluding any financial statements required to be furnished to Non-Managing Members pursuant to Section 8.2).
Article LXIX
Article LXXTRANSFERS; CERTAIN WITHDRAWALS
Section 1.Transfer and Assignment of Company Interest
.
(a)Except as otherwise set forth in this Section 9.1, a Non-Managing Member may not, directly or indirectly, sell, exchange, transfer, assign, pledge or otherwise dispose of all or any part of any of such Non-Managing Member’s Interest (or solicit offers for any such sale or other disposition) without the consent of the Managing Member, which consent may be granted or withheld in its discretion (for any reason or no reason) and may be made subject to such conditions as the Managing Member deems appropriate; provided that the Managing Member shall not unreasonably withhold or delay its consent with respect to the proposed transfer by an Individual Member to a related Vehicle Member that has already been admitted to the Company. For the avoidance of doubt, the Manager Member may, directly or indirectly, sell, exchange, transfer, assign, pledge or otherwise dispose of all or any part of any of its Interest without the consent of the Non-Managing Members.
(b)Except as otherwise provided herein, the Managing Member shall in its discretion have the authority to admit any transferee of an Interest as a substituted Non-Managing Member. Any substituted Non-Managing Member must adhere to and agree to be bound by this Agreement prior to being admitted as a Member.
(c)Notwithstanding anything to the contrary contained herein, no Non-Managing Member shall directly or indirectly transfer any portion of such Non-Managing Member’s Interest if such transfer would reasonably be expected to (i) cause the Company to be treated as a “publicly traded partnership” within the meaning of Code Section 7704 or (ii) result in the creation of a potential REIT qualification problem under the ownership requirements in Code Section 856(a)(5) or 856(a)(6) or any other requirements of Code Sections 856-857 for any Subsidiary REIT.
(d)If any transfer of a Non-Managing Member’s Interest shall occur at any time other than the end of the Company’s Fiscal Year, the distributive shares of the various items of Company income, gain, loss, and expense as computed for tax purposes and the related distributions shall be allocated between the transferor and the transferee on a basis consistent with applicable requirements under Section 706 of the Code as determined by the Managing Member in its sole discretion.

Section 2.Vehicle Members
.
A Vehicle Member may, with the express consent of the Managing Member (but not otherwise), be admitted to the Company and hold an Interest in the Company for the benefit of a Person who would otherwise be eligible to be an Individual Member (the “Designated Employee”) or any of the Designated Employee’s immediate family members, heirs and legatees; provided that such Designated Employee shall retain all voting rights with respect to such Interest. A Vehicle Member may also hold two or more separate Interests, in which case such Interests shall be identified as separate Interests on the books and records of the Company, and separate sub-accounts shall be established in respect thereof, and the provisions of this Agreement shall be applied as if each such Interest were held by a separate Individual Member. The provisions of this Agreement shall be interpreted and applied to the extent necessary, as determined in good faith by the Managing Member, so as to have substantive application to the Vehicle Member as if the Vehicle Member were a full participant of an Interest held by the Designated Employee, including without limitation in the operation of Section 5.1 (Participation in Carried Interest Proceeds), Section 5.2 (Reduction of Participation Upon Becoming a Non-Continuing Member), Section 7.3 (Company Clawback) and Schedule I (Terms Applicable to Non-Continuing Members). The Designated Employee shall be deemed to have agreed to be jointly and severally liable with the Vehicle Member for the obligations of such Vehicle Member with respect to the Interest held by such Vehicle Member, and all obligations of such Designated Employee and such Vehicle Member (and all remedies for breach of such obligations) shall apply on a joint and several basis. If there are multiple Vehicle Members with respect to a Designated Employee, those Vehicle Members shall be deemed to have agreed to be jointly and severally liable with such Designated Employee for all obligations with respect to the Interests held by the Designated Employee and all of such Designated Employee’s Vehicle Members.

Article LXXI
Article LXXIIEXCULPATION AND INDEMNIFICATION
Section 1.Liability, Limitation, Indemnification and Contribution
.
Notwithstanding anything to the contrary contained in this Agreement or otherwise applicable provision of law or equity, to the maximum extent permitted by the Delaware Act, a Covered Person shall owe no duties (including fiduciary duties) to the Company, to any Member or to any other Covered Person; provided, however that a Covered Person shall have the duty to act in accordance with the Delaware Act and the implied contractual covenant of good faith and fair dealing.
(a)To the maximum extent not prohibited by applicable law, the Company shall indemnify each Covered Person against any Claim, except to the extent that such Covered Person has been determined ultimately by a court of competent jurisdiction to have engaged in Disabling Conduct. Unless otherwise determined by the Managing Member in its discretion, the Company shall not indemnify any Non-Managing Member against any Claims that were directly and proximately caused by an internal dispute solely among such Member and one or more other Members that has not arisen as a result of a Claim or potential Claim by a third party. The Company may in the sole judgment of the Managing Member pay the expenses incurred by any such Person indemnifiable hereunder, as such expenses are incurred, in connection with any proceeding in advance of the final disposition. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that a Covered Person engaged in Disabling Conduct. The Company’s obligation, if any, to indemnify or advance expenses to any Covered Person is intended to be secondary to any such obligation of, and shall be reduced by any amount such Person may collect as indemnification or advancement from, the Fund or any portfolio company or subsidiary thereof.
(b)Notwithstanding anything to the contrary in this Agreement, the Company may, in the sole judgment of the Managing Member, pay any obligations or liabilities arising out of this Section 10.1 as a secondary indemnitor at any time prior to any primary indemnitor making any payments any such primary indemnitor owes, it being understood that any such payment by the Company shall not constitute a waiver of any right of contribution or subrogation to which the Company is entitled (including against any primary indemnitor) or relieve any other indemnitor from any indemnity obligations. Neither the Managing Member nor the Company shall be required to seek indemnification or contribution from any other sources with respect to any amounts paid by the Company in accordance with this Section 10.1, except to the extent set forth in Section 10.1(c).
(c)Before causing the Company to make payments pursuant to this Section 10.1 to any Covered Person entitled to seek indemnification hereunder, the Managing Member shall, on behalf of itself or such Covered Person, to the extent that the Managing Member reasonably believes that amounts are recoverable, first use commercially reasonable efforts to seek indemnification (i) from applicable third party insurance policies (if any) or (ii) based on applicable indemnification rights against the Fund and its portfolio companies; provided that the Managing Member may cause the Company to make indemnification payments under this Section 10.1 at any time if the Managing Member reasonably believes that such Covered Person will not receive timely indemnification on terms reasonably acceptable to such Covered Person from such other sources or if such indemnification is to pay the expenses incurred by such Covered Person in advance of the final disposition in accordance with this Section 10.1.

(d)The rights provided to any Covered Person by this Section 10.1 shall be enforceable against the Company only by such Covered Person.
(e)The indemnification and reimbursement of expenses provided by this Section 10.1 shall not be deemed exclusive of any other rights to which those seeking indemnification or reimbursement of expenses may be entitled under any other instrument or by reason of any other action or otherwise.
(f)The Managing Member is specifically authorized and empowered for and on behalf of the Company to enter into any agreement with any Covered Person, deed poll or other instrument that the Managing Member considers to be necessary or advisable to give full effect to the provisions of this Section 10.1.
Section 2.Survival of Rights
.
The provisions of this Article X shall continue to afford protection to each Covered Person regardless of whether such Covered Person remains in the position or capacity pursuant to which such Covered Person became entitled to indemnification under this Article X and regardless of any subsequent amendment to this Agreement, and no amendment to this Agreement shall reduce or restrict the extent to which these indemnification provisions apply to actions taken or omissions made prior to the date of such amendment. The provisions of Sections 7.3, 8.4 and 13.2(b) shall continue to apply to a Person who was formerly a Member, notwithstanding that such Person is no longer a Member.

Article LXXIII
Article LXXIVDISSOLUTION AND WINDING UP
Section 1.Term
.
(a)The Company shall commence being wound up and dissolved in accordance with this Article XI, pursuant to the Delaware Act, upon such time as the Fund has completed its termination and winding up, unless sooner terminated by an order of the court pursuant to the Delaware Act.
(b)Except as provided in this Section 11.1, the death, resignation, expulsion, bankruptcy or dissolution of a Member shall not result in the dissolution of the Company.
Section 2.Winding Up
.
(a)Upon the completion of the termination and winding up of the Fund, the business of the Company shall be wound up in an orderly manner by the Managing Member.
(b)Subject to the Delaware Act, after all liabilities have been satisfied or duly provided for, the remaining assets shall be distributed to the Members in accordance with Article VII.
(c)A reasonable time period shall be allowed for the orderly winding up of the assets of the Company and the discharge of liabilities to creditors so as to enable the Managing Member to seek to minimize potential losses upon such winding up. The Company shall be dissolved when all of the assets of the Company shall have been distributed to the Members in accordance with this Section 11.2, and the Certificate shall have been canceled in the manner required by the Delaware Act.
Article LXXV
Article LXXVIREPRESENTATIONS AND WARRANTIES
Each Non-Managing Member hereby makes the following representations, warranties and covenants:
Section 1.Legal Capacity, etc.
Such Non-Managing Member has all requisite legal capacity to be a Non-Managing Member of the Company, to acquire and hold its Interest and to execute, deliver and comply with the terms of this Agreement. The execution and delivery by such Non-Managing Member (including pursuant to any power of attorney granted pursuant to an Award Letter or otherwise) of, and compliance by such Non-Managing Member with, this Agreement (or any such Award Letter or other agreement or instrument executed by such Non-Managing Member in connection with its participation in the Company) does not conflict with, or constitute a default under, any instruments governing such Non-Managing Member, any law, regulation or order, or any agreement to which such Non-Managing Member is a party or by which such Non-Managing Member is bound. This Agreement has been duly executed by such Non-Managing Member and constitutes a valid and legally binding agreement of such Non-Managing Member, enforceable against such Non-Managing Member in accordance with its terms.
Section 2.Investment Risks
.
Such Non-Managing Member has such knowledge and experience in financial, tax and business matters as to enable it to evaluate the merits and risks of an investment in the Company, and to make an informed investment decision with respect thereto, is able to bear the risks of an investment in the Company and understands the risks of, and other considerations relating to, a purchase of an Interest. Such Non-Managing Member has been furnished any materials it has requested relating to this Agreement, the investment made hereby and the Fund, including the Fund’s confidential private placement memorandum and all supplements thereto and the Fund Agreement, and has been afforded the opportunity to ask questions of the Managing Member and to obtain any additional information requested. Such Non-Managing Member understands the risks of an investment in the Company, and is not relying upon any other information, representation or warranty by the Company, the Managing Member or any of its agents in determining to invest in the Company other than as set forth herein. Such Non-Managing Member has consulted to the extent deemed appropriate by such Non-Managing Member with such Non-Managing Member’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Company and on that basis believes that an investment in the Company is suitable and appropriate for such Non-Managing Member.
Section 3.No Illegal Activity or Proscribed Persons
.
(a)The funds to be invested by such Non-Managing Member under this Agreement are not derived from illegal or illegitimate activities and do not otherwise contravene United States federal or state laws or regulations, including but not limited to anti-money laundering laws.
(b)None of such Non-Managing Member or any of its Affiliates is a country, territory, person or entity named on any list of proscribed persons maintained by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), nor is such Non-Managing Member or any of its Affiliates a person or entity with whom dealings are prohibited under any OFAC regulations.
Section 4.U.S. Tax Forms
.
Such Member has executed and provided the Company properly completed copies of IRS Form W-8 or W-9, as applicable, which are valid as of the date hereof, and will promptly provide any additional information or documentation requested by the Managing Member relating to tax matters; if any such information or documentation previously provided becomes incorrect or obsolete, such Member will promptly notify the Managing Member and provide applicable updated information and documentation.
Section 5.Securities Law Matters
.
(a)Such Non-Managing Member is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended. Such Non-Managing Member is investing for its own account for investment purposes only and not for the account of or with a view to distribution to any other Person. In addition, each Member (i) is a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act or (ii) is (or is a Vehicle Member of a Designated Employee who is) a “knowledgeable employee,” as defined in Rule 3c-5(a)(4) promulgated under the Investment Company Act, of the Manager because such Person is either or both of (x) a president, vice president in charge of a principal business unit, division or function, or other officer of the Manager who performs a policy-making function, or a director, trustee, general partner, or person serving in a similar capacity for the Manager or (y) an employee of the Manager (other than an employee performing solely clerical, secretarial or administrative functions with regard to such company or its investments) who, in connection with his or her regular functions or duties, participates in the investment activities of the Fund or any other fund managed by the Manager, and has been providing such functions or duties for or on behalf of the Manager, or substantially similar functions or duties for or on behalf of another company, for at least the past twelve (12) months.
(b)Such Non-Managing Member , and if such Non-Managing Member is not the sole beneficial owner (as defined under Rule 13d-3 of the Exchange Act) of its Interest, any such other beneficial owner, has not been subject to any Disqualifying Event that, assuming such Non-Managing Member is the beneficial owner of at least twenty percent (20%) of the Company’s outstanding voting equity securities, would either (i) require disclosure of such Disqualifying Event under the provisions of Rule 506(e) promulgated under the Securities Act in connection with the use of the Rule 506 exemption under the Securities Act for the offer and sale of the Interest or (ii) result in disqualification under Rule 506(d)(1) promulgated under the Securities Act of the Company’s use of such exemption for the offer and sale of the Interest. Each Non-Managing Member shall provide the Company and the Managing Member with prompt written notice if it or any such beneficial owner is subject to, or experiences, a Disqualifying Event.
(c)Such Non-Managing Member understands that the Interests have not been registered under the Securities Act, the securities laws of any state or the securities laws of any other jurisdiction, nor is such registration contemplated. Such Non-Managing Member understands and agrees further that Interests must be held indefinitely unless they are subsequently registered under the Securities Act and any appropriate state or other securities laws or an exemption from registration under the Securities Act and these laws covering the sale of Interests is available. Even if such an exemption is available, the assignability and transferability of Interests shall be governed by this Agreement, which prohibits transfer of Interests (economic or otherwise) without the written consent of the Managing Member, which may be withheld in its discretion.

Article LXXVII
Article LXXVIIIMISCELLANEOUS
Section 1.Termination
.
Unless otherwise set forth in a Non-Managing Member’s Award Letter, such Non-Managing Member may be terminated by the Managing Member in its discretion (for any reason or no reason) at any time, and such Non-Managing Member shall immediately become a Non-Continuing Member. Each Continuing Employee shall be subject to the terms and conditions of Section A5 of Schedule I during the term of his or her employment with, or service as an officer of, the Company or any of its Affiliates and for such additional period upon becoming a Non-Continuing Member as specified in Schedule I.
Section 2.Restrictive Covenants
.
Notwithstanding anything to the contrary contained in this Agreement, if any Member has (a) an Award Letter with the Company, the Managing Member, the Manager or any of their Affiliates that contains non-solicitation, non-competition or non-disparagement provisions and/or (b) an Employment Agreement with the Company, the Managing Member, the Manager or any of their Affiliates that contains non-solicitation, non-competition or non-disparagement provisions, in each case, such provisions shall supersede any applicable corresponding provisions of this Agreement with respect to such Member.
Section 3.Governing Law; Severability; Jurisdiction
.
This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. In particular, it shall be construed to the maximum extent possible to comply with all of the terms and conditions of the Delaware Act. If, nevertheless, it shall be determined by a court of competent jurisdiction that any provision or wording of this Agreement shall be invalid or unenforceable under the Delaware Act or other applicable law, such invalidity or unenforceability shall not invalidate the entire Agreement. This Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of the Delaware Act or any applicable law, and, in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions.
Section 4.Amendments
.
(a)Except as may be otherwise required by applicable law or as otherwise set forth herein, this Agreement may be amended, or provisions hereof waived, by the Managing Member in its discretion without the approval of any Member.
(b)Notwithstanding the provisions of Section 13.4(a), no purported amendment to this Agreement may, without the approval of the affected Member, (i) other than as set forth in this Agreement, adversely affect the entitlements of a Member disproportionately to its effect on the other Members without such Member’s consent, (ii) increase the liability of such Member beyond the liability of such Member expressly set forth in this Agreement or otherwise adversely modify or affect the limited liability of such Member, or (iii) change the method of allocations or distributions made under Article V, Article VI or Article VII in a manner adverse to such Member.
(c)Upon requisite approval of an amendment as described herein and without any further action or execution by any other Person, including any Member, (i) any amendment, restatement, modification or waiver of this Agreement may be implemented and reflected in a writing executed solely by the Managing Member, and (ii) each Member and any other party to or bound by this Agreement shall be deemed a party to and bound by such amendment, restatement, modification or waiver of this Agreement. The Managing Member shall give written notice of any amendment to this Agreement to all of the Members.
(d)Each Member agrees that if the Managing Member has not received, within such reasonable time period as may be specified by the Managing Member (which time period in any event shall not be fewer than twenty (20) days and any time period so specified shall be subject to extension in the discretion of the Managing Member) in any request to such Member for consent, waiver or approval (including any request under Section 13.4(b)) and after the Managing Member has sent a follow-up notice to such Member at least ten (10) days prior to the end of such time period so specified, any notice from such Member indicating its consent, approval or disapproval of any matter requested to be consented to or approved to by such Member, such Member shall, to the fullest extent permitted by law, be deemed for purposes of this Agreement to have indicated its approval or consent to such matter. Any request to a Member for consent, waiver or approval (and the relevant follow-up notice) shall contain a statement to the effect that if a Member fails to deliver a notice indicating its consent, approval or disapproval to such request, such Member shall be deemed to have indicated its consent or approval to the matter covered by such request as provided in this Section 13.4(d).

Section 5.Successors; Counterparts; Signatures
.
This Agreement (a) shall be binding as to the executors, administrators, estates, heirs and legal successors of the Members and (b) may be executed in several counterparts with the same effect as if the parties executing the several counterparts had all executed one counterpart. Any signature on the signature page of this Agreement may be an original or a facsimile or electronically transmitted signature.
Section 6.Interpretation
.
In the case of all terms used in this Agreement, the singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, as the context required. For the avoidance of doubt, any reference herein to an entity which has been the subject of a conversion shall be deemed to include reference to such entity’s successor, and any reference to any agreement shall be deemed to include any amendment, restatement or successor agreement.
Section 7.Power of Attorney
.
(a)Each Non-Managing Member does hereby (and shall by its execution of an Award Letter) constitute and appoint the Managing Member as its true and lawful representative, agent and attorney-in-fact, in its name, place and stead to make, execute, sign and file (i) any amendment to this Agreement which complies with the provisions of this Agreement (including any Award Letter which amends or varies the provisions hereof with respect to one or more Members), (ii) any documentation required in connection with the admission of a Person as a Member of the Company, (iii) any election authorized by Section 5.1, (iv) any documentation required in connection with the default of a Non-Managing Member including, as applicable, a security agreement and any notices in connection therewith as contemplated by Section 4.2 and (v) all such other instruments, documents and certificates which, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid and subsisting existence and business of the Company as a limited liability company.
(b)The power of attorney granted hereby is irrevocable, is intended to secure an interest in property and shall (i) survive and not be affected by the subsequent death, disability or bankruptcy of the Non-Managing Member granting the same or the transfer of all or any portion of such Non-Managing Member’s Interest, and (ii) extend to such Non-Managing Member’s successors, assigns and legal representatives.
Section 8.No Decree of Dissolution
.
To the fullest extent permitted by applicable law, each Non-Managing Member covenants that, except with the consent of the Managing Member, it shall not apply for a decree of dissolution, file a bill for partnership or company accounting or seek the appointment by a court of a liquidator for the Company.
Section 9.Determinations of the Members; Non-Continuing Status
.
Unless otherwise specified in this Agreement, and notwithstanding any provisions of law or equity to the contrary, any determination, decision, consent, vote or judgment of, or exercise of discretion by, or action taken or omitted to be taken by, a Member (including, for the avoidance of doubt, the Managing Member) under this Agreement may be made, given, exercised, taken or omitted as such Member shall determine in its sole and absolute discretion, and in connection therewith with the foregoing, such Member shall be entitled to consider only such interests and factors as they deem appropriate, including their own interests. Notwithstanding anything to the contrary contained in this Agreement, the Interests of any Non-Continuing Member shall be solely economic, and any Non-Continuing Member shall have no rights hereunder other than such Non-Continuing Member’s rights, if any, to receive distributions or other payments pursuant to this Agreement. For the avoidance of doubt, a Non-Continuing Member shall not participate in any determination, decision, consent, vote or judgment of, or exercise of discretion by, or action taken or omitted to be taken by, the Members under this Agreement.
Section 10.Notices
.
All notices, requests and other communications to any party hereunder shall be in writing (including a facsimile, electronic mail, other electronic means or similar writing) and shall be given to such party at its address, electronic mail address or facsimile number set forth in a schedule filed with the records of the Company or such other address, electronic mail address or facsimile number as such party may hereafter specify for the purpose by notice to the Managing Member (if such party is a Non-Managing Member) or to all Non-Managing Members (if such party is the Managing Member). Each such notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified pursuant to this Section 13.10, (b) if given by electronic mail, when sent, (c) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified pursuant to this Section 13.10.
Section 11.Further Assurances
.
Each Member shall execute all such certificates and other documents and shall do all such filing, recording, publishing and other acts as the Managing Member deems appropriate to comply with the requirements of the Delaware Act for the operation of the Company and to comply with any applicable laws, rules and regulations relating to the acquisition, operation or holding of the property of the Company. Each Non-Managing Member shall procure a written consent in the form attached hereto as Exhibit A from such Non-Managing Member’s spouse (if any) (a) acknowledging, among other things, the transfer restrictions set forth herein and (b) agreeing to grant such Non-Managing Member and the Company the right to compulsorily withdraw, transfer or otherwise repurchase any Interest received by such spouse in any divorce or marital settlement proceeding.
Section 12.Entire Agreement
.
This Agreement, together with any Award Letter executed by the Company and one or more Non-Managing Members modifying or supplementing the terms of this Agreement with respect to one or more such Non-Managing Members, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior agreement or understanding with respect to the subject matter hereof. The parties hereto acknowledge that, notwithstanding anything to the contrary contained in this Agreement (including Section 13.4), (a) the Managing Member, on its own behalf or on behalf of the Company and (b) the Manager or any of its Affiliates, without any act, consent or approval of any other Member, may enter into an Award Letter or an Employment Agreement, in each case, which has the effect of establishing rights under, or altering or supplementing the terms of, this Agreement. The parties agree that (i) any rights established, or any terms of this Agreement altered or supplemented, in an Award Letter to or with a Member shall govern with respect to such Member notwithstanding any other provision of this Agreement and (ii) subject to Section 13.2, any rights established, or any terms of this Agreement altered or supplemented, in an Employment Agreement to or with a Member shall be superseded by the terms of this Agreement with respect to such Member. The other Members shall have no recourse against the Company, any Member or any of their respective Affiliates in the event that certain Members receive additional or different rights or terms as a result of such Award Letters or Employment Agreements.
[The remainder of this page is intentionally left blank.]

[Signature Page to A&R LLC Agreement of Medley Cloverleaf Investors LLC]

[Signature Page to A&R LLC Agreement of Medley Cloverleaf Investors LLC]

IN WITNESS WHEREOF, the undersigned have duly executed and unconditionally delivered this Agreement as of the day and year first above written.
Managing Member:
MEDLEY CAPITAL LLC

By:
Title:

Non-Managing Members:

[_______________]

S.I-2
103058509.2

SCHEDULE I

Terms Applicable to Non-Continuing Members

This Schedule I to the Amended and Restated Limited Liability Company Agreement of Medley Cloverleaf Investors LLC (as amended from time to time, the “Agreement”), which is an integral part of the Agreement, sets out the terms applicable to the participation of a Non-Managing Member that has become a Non-Continuing Member. The terms of this Schedule I will apply to any Non-Managing Member absent any modification in any Award Letter or other instrument adopted by the Managing Member in accordance with the Agreement.

A1.    Reduction of Carried Interest Percentages.
(a)    The following provisions shall apply in the event a Non-Managing Member becomes a Non-Continuing Member:

(i)    If such Member becomes a Non-Continuing Member following the occurrence of a Cause (as defined below) event with respect to such Member (or any Designated Employee to which a Vehicle Member that is a Non-Managing Member relates), the Carried Interest Percentages of such Member shall be reduced to zero and such Member shall have no right to receive any further distributions from the Company. For the avoidance of doubt, such Member shall forfeit any amounts in such Member’s Capital Account in respect of such Member’s Carried Interest.
(ii)    If such Member becomes a Non-Continuing Member due to any reason other than a Cause event with respect to such Member (or any Designated Employee to which a Vehicle Member that is a Non-Managing Member relates), the Carried Interest Percentages of such Member shall not be subject to any reduction hereunder.
(iii)    Notwithstanding Section A1(a)(ii), if, after a Member (or any Designated Employee to which a Vehicle Member that is a Member relates) becomes a Non-Continuing Member, the Managing Member determines (in its discretion) that such Non-Continuing Member could have been terminated for Cause, the Carried Interest Percentages of such Member shall immediately be reduced to zero and such Member shall have no right to receive any further distributions from the Company.
(iv)    As used herein, “Cause” means, as to any Non-Managing Member (or any Designated Employee to which a Vehicle Member that is a Non-Managing Member relates), (A) such Non-Managing Member’s fraud or embezzlement, (B) such Non-Managing Member’s conviction for, or the entering of a plea of guilty or nolo contendere to, a financial crime that constitutes a felony (or any state-law equivalent) or that involves moral turpitude, (C) such Non-Managing Member’s conviction for any other criminal act that has a material adverse effect on the property, operations, business or reputation of the Company or any of its Affiliates and (D) any other conduct of such Non-Managing Member which would be treated as “cause” under any Employment Agreement or unitholder agreement between such Non-Managing Member and the Managing Member or its Affiliates.
(c)    Authority of Managing Member. The Managing Member may, in its discretion, reduce all or any Carried Interest Percentage of any Non-Continuing Member by a lesser amount than that which would apply under the foregoing principles.
(d)    Reallocation of Carried Interest Percentages. Any reduction in the Carried Interest Percentages of a Non-Continuing Member shall be reallocated to the Managing Member, unless otherwise determined by the Managing Member.
A2.    Adjustment of Carried Interest Percentages. Unless otherwise determined by the Managing Member, the Company Capital Contribution obligations (other than any Clawback Obligations), if any, of any Member whose Carried Interest Percentages have increased as a result of the reduction of the Carried Interest Percentages of any Non-Continuing Member shall be increased by the amount of the reduction in such Non-Continuing Member’s Company Capital Contribution obligations, if any, pursuant to this Schedule I, in the same proportions as such Carried Interest Percentages were increased.

Strictly Confidential

4
103034577.5
Execution Version
Strictly Confidential

103034577.5
EXHIBIT A
SPOUSAL CONSENT

I acknowledge that I have read that certain Amended and Restated Limited Liability Company Agreement, dated as of November [__], 2018 of Medley Cloverleaf Investors LLC (as amended, the “LLC Agreement”) to which my spouse (or his or her Vehicle Member (as defined in the LLC Agreement)) has agreed to become a party, and that I understand its contents. I am aware that the LLC Agreement imposes certain obligations upon my spouse (and/or his or her Vehicle Member), including, without limitation, restrictions on the transfer of my spouse’s Interest (as defined in the LLC Agreement). I hereby agree that I have no rights to become a Member and no rights to any Interest, the transfer of which is restricted under the LLC Agreement or, vis-à-vis the Company or any Member (other than my spouse), to any proceeds therefrom, and I agree that the foregoing is binding upon any community property interest or marital settlement awards I may now or hereafter own or receive and regardless of any termination of my marital relationship with a Member or Designated Employee (as defined in the LLC Agreement) for any reason. For the avoidance of doubt, I acknowledge and agree that the intent of this Spousal Consent is not to operate as a waiver of claims against my spouse, but to insulate the Company from the effect of any such claims as a condition to the grant of rights to my spouse hereunder. I hereby grant Medley Cloverleaf Investors LLC the right to compulsorily withdraw, transfer or otherwise repurchase any Interest or portion thereof I receive upon any community property interest or marital settlement awards.

Dated as of ____________, 20__
_______________________________
Signature of Spouse
_______________________________
Name

EXHIBIT D

[attach Caddo Agreement]

Amended and Restated
Limited Liability Company Agreement
of
MEDLEY CADDO INVESTORS LLC
_______________

Dated as of November [ ], 2018

i

NOTICE

NEITHER MEDLEY CADDO INVESTORS LLC NOR THE MEMBER INTERESTS THEREIN HAVE BEEN OR WILL BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THE SECURITIES LAWS OF ANY OF THE STATES OF THE UNITED STATES OR THE SECURITIES LAWS OF ANY FOREIGN JURISDICTION.
THE DELIVERY OF THIS LIMITED LIABILITY COMPANY AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY OFFER, SOLICITATION OR SALE OF MEMBER INTERESTS IN MEDLEY CADDO INVESTORS LLC IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE.
THE MEMBER INTERESTS IN MEDLEY CADDO INVESTORS LLC ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE OR FOREIGN SECURITIES LAWS PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS AND CONDITIONS SET FORTH IN THIS LIMITED LIABILITY COMPANY AGREEMENT.

iii

ii

Page
Article I DEFINITIONS    1

Section 1.1	Definitions 1
Article II GENERAL PROVISIONS    9

Section 2.1	Company; Name 9

Section 2.2	Offices 9

Section 2.3	Purpose and Powers of the Company 9

Section 2.4	Liabilities of the Members Generally 9

Section 2.5	Fiscal Year 10

Section 2.6	Non-Managing Member Interests 10

Section 2.7	No Benefits, Duties or Obligations to Creditors 11
Article III MANAGEMENT AND OPERATIONS OF THE COMPANY    11

Section 3.1	Managing Member 11

Section 3.2	Officers 12

Section 3.3	Company Expenses 12
Article IV COMPANY CAPITAL CONTRIBUTIONS    13

Section 4.1	Company Capital Contributions 13

Section 4.2	Default in Company Capital Contributions 13

Section 4.3	Rights of Members in Capital 14

Section 4.4	Capital Accounts 14
Article V CARRIED INTEREST    15

Section 5.1	Participation in Carried Interest Proceeds 15

Section 5.2	Reduction of Participation Upon Becoming a Non-Continuing Member 16
Article VI allocations    16

Section 6.1	Allocation of Profits and Losses 16

Section 6.2	Tax Allocations 18
Article VII DISTRIBUTIONS    18

Section 7.1	Distributions 18

Section 7.2	Reserves; Withholding of Certain Amounts 19

Section 7.3	Company Clawback 20

Section 7.4	Member Giveback 21

Section 7.5	Interpretive Authority of Managing Member 21

Section 7.6	Giveback of Excess Distributions 21
Article VIII BOOKS AND RECORDS; REPORTS; CONFIDENTIALITY    21

Section 8.1	Records and Accounting; Partnership Representative 21

Section 8.2	Reports 23

Section 8.3	Valuation 23

Section 8.4	Confidentiality 24
Article IX TRANSFERS; CERTAIN WITHDRAWALS    24

Section 9.1	Transfer and Assignment of Company Interest 24

Section 9.2	Vehicle Members 25
Article X EXCULPATION AND INDEMNIFICATION    26

Section 10.1	Liability, Limitation, Indemnification and Contribution 26

Section 10.2	Survival of Rights 27

Article XI DISSOLUTION AND WINDING UP    27

Section 11.1	Term 27

Section 11.2	Winding Up 28
Article XII REPRESENTATIONS AND WARRANTIES    28

Section 12.1	Legal Capacity, etc. 28

Section 12.2	Investment Risks 28

Section 12.3	No Illegal Activity or Proscribed Persons 29

Section 12.4	U.S. Tax Forms 29

Section 12.5	Securities Law Matters 29
Article XIII MISCELLANEOUS    30

Section 13.1	Termination 30

Section 13.2	Restrictive Covenants 30

Section 13.3	Governing Law; Severability; Jurisdiction 31

Section 13.4	Amendments 31

Section 13.5	Successors; Counterparts; Signatures 32

Section 13.6	Interpretation 32

Section 13.7	Power of Attorney 32

Section 13.8	No Decree of Dissolution 33

Section 13.9	Determinations of the Members; Non-Continuing Status 33

Section 13.10	Notices 33

Section 13.11	Further Assurances 33

Section 13.12	Entire Agreement 34
Schedule I    Terms Applicable to Non-Continuing Members
Exhibit A    Form of Spousal Consent
27

103034577.5

MEDLEY CADDO INVESTORS LLC
AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
This AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT dated as of November [__], 2018 of Medley Caddo Investors LLC, a limited liability company formed under the laws of the State of Delaware (the “Company”), by and among Medley Capital LLC, as managing member of the Company, and those admitted to the Company as Non-Managing Members (as defined below) in accordance herewith.
WHEREAS, the Company was formed pursuant to the Delaware Act (as defined below) by the filing of a Certificate of Formation of the Company, dated as of June 26, 2018 (the “Certificate”), in the office of the Secretary of State of the State of Delaware on June 26, 2018;
WHEREAS, Medley Capital LLC, as sole member, entered into a Limited Liability Company Agreement of the Company, dated as of June 26, 2018 (the “Original Agreement”); and

WHEREAS, the parties hereto desire to admit additional members to the Company as Non-Managing Members, and in connection therewith, to amend and restate the Original Agreement in its entirety.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and intending to be legally bound, the parties hereto hereby agree to amend and restate the Original Agreement in its entirety as follows:

Article LXXIX
Article LXXXDEFINITIONS
Section 1.Definitions
. The following terms, as used in this Agreement, have the respective meanings set forth below:
“2015 Act” has the meaning set forth in Section 8.1(c).
“Adjusted Capital Account Balance” means, with respect to any Member, the balance in such Member’s Capital Account adjusted (a) by taking into account the adjustments, allocations and distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6); and (b) by adding to such balance such Member’s share of partnership minimum gain and partner nonrecourse debt minimum gain, determined pursuant to Treasury Regulations Section 1.704-2(g)(1) and 1.704-2(i)(5). The foregoing definition of Adjusted Capital Account Balance is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
“Affiliate” of any Person means any other Person that, directly or indirectly through one of more intermediaries, controls, is controlled by or is under common control with such Person, and the term “Affiliated” shall have a correlative meaning. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies or investment decisions of a Person, whether through the ownership of voting securities, by contract or otherwise. Members of the immediate family (i.e., spouse, parents and lineal descendants) of any Member, and any family trusts for, and estate planning vehicles of, any Member and such Member’s immediate family members shall be deemed to be Affiliates of such Member. For the avoidance of doubt, no Member shall be deemed an Affiliate of any other Member solely by virtue of its Interest.
“After Tax Carried Interest Proceeds” means, as of any date, with respect to any Member, the Carried Interest Proceeds received by such Member, net of the Income Tax Liability of such Member allocable to such Carried Interest Proceeds.
“Agreement” means this Amended and Restated Limited Liability Company Agreement, including Schedule I and Exhibit A hereto, as amended from time to time.
“Award Letter” means, with respect to any Non-Managing Member, a letter or other instrument executed by the Managing Member and such Non-Managing Member evidencing such Non-Managing Member’s Carried Interest Percentage and setting forth such other terms of such Non-Managing Member’s participation in the Company as agreed upon between the Managing Member and such Non-Managing Member.
“Business Day” means any day except a Saturday, a Sunday or other day on which commercial banks in New York City are authorized or obligated by law or executive order to be closed.
“Capital Account” means, with respect to each Member, the capital account established and maintained on behalf of such Member as described in Section 4.4.
“Carried Interest” means the carried interest, performance allocation or incentive fees earned directly or indirectly by the Company from the Fund.
“Carried Interest Percentage” means, with respect to any Member and any Carried Interest Proceeds in which such Member is entitled to participate as set forth in an Award Letter or other instrument executed by the Managing Member, such Member’s percentage interest in such Carried Interest Proceeds received by the Company in respect of the Fund, as determined by the Managing Member in its discretion, as recorded in the books and records of the Company and as adjusted from time to time in accordance with this Agreement.
“Carried Interest Proceeds” means the net cash proceeds or other property received by the Company directly or indirectly on account of the Carried Interest (including for the avoidance of doubt Minimum Tax Distributions that are attributable to the right to receive distributions on account of the Carried Interest).
“Certificate” has the meaning set forth in the recitals hereto.

“Claim” means any claims, losses, liabilities, damages, costs or expenses (including attorney fees, judgments and expenses in connection therewith and amounts paid in defense and settlement thereof) to which any Covered Person may directly or indirectly become subject in connection with the Company or in connection with any involvement with any investment of the Fund (including serving as an officer, director, consultant or employee of any such investment).
“Clawback Contribution” means a Company Capital Contribution required of a Member under Section 7.3 to fund a Clawback Obligation.
“Clawback Obligation” means an obligation on the part of the Company or the Managing Member, pursuant to the Fund Agreement, to make a payment to the Fund or its investors in respect of a clawback of the related Carried Interest.
“Clawback Repayment Amount” has the meaning set forth in Section 7.3(a).
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Company” has the meaning set forth in the preamble hereto.
“Company Capital Contribution” means, with respect to any Member, a contribution of cash or property made or deemed made to the Company by such Member.
“Company Expenses” have the meaning set forth in Section 3.3.
“Continuing Employee” means, at any time, any Individual Member who (or any Vehicle Member related to a Designated Employee who) at such time is an officer or employee of the Company, the Managing Member, the Manager or any of their Affiliates.
“Covered Person” means each Member, the Partnership Representative, the Designated Individual, any Affiliate of a Member or the Company and, unless otherwise determined by the Managing Member, any members, managers, shareholders, partners, directors, officers, employees, agents, advisors, assigns, representatives, heirs, legatees, executors or administrators of any Member or its Affiliates and any members, managers, shareholders, partners, directors, officers, employees, agents, advisors, assigns or representatives of the Fund, the Company or their Affiliates.
“Cumulative Carried Interest Proceeds” means, with respect to any Member at any time, the aggregate amount of Carried Interest Proceeds that have been distributed at or prior to such time to such Member pursuant to Section 7.1 less the cumulative amount of Clawback Contributions previously made by such Member at or prior to such time.
“Delaware Act” means the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101 et seq., as amended from time to time.
“Designated Employee” has the meaning set forth in Section 9.2.
“Designated Individual” has the meaning set forth in Section 8.1(c).
“Disabling Conduct” means, with respect to any Covered Person and any Claim, such Covered Person’s fraud, willful malfeasance or gross negligence; reckless disregard of duties by in the conduct of such Covered Person’s office; a material and knowing violation of applicable U.S. securities laws or a criminal conviction, in either case with respect to the activities of the Company; or a material breach of this Agreement.
“Disqualifying Event” means, for purposes of Rule 506(d) promulgated under the Securities Act, any of the following events has occurred with respect to a Member, or any beneficial owner of such Member:

(i)
such Person has been convicted, within ten years before the date hereof (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor: (A) in connection with the purchase or sale of any security; (B) involving the making of any false filing with the U.S. Securities and Exchange Commission (the “SEC”); or (C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii)
such Person is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before the date hereof, that, as of the date hereof, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice: (A) in connection with the purchase or sale of any security; (B) involving the making of any false filing with the SEC; or (C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii)
such Person is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; U.S. Commodity Futures Trading Commission (the “CFTC”); or the National Credit Union Administration that: (A) as of the date hereof, bars the person from: (1) association with an entity regulated by such commission, authority, agency, or officer; (2) engaging in the business of securities, insurance or banking; or (3) engaging in savings association or credit union activities; or (B) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before the date hereof;

(iv)
such Person is subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”), that, as of the date hereof: (A) suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser; (B) places limitations on the activities, functions or operations of such person; or (C) bars such person from being associated with any entity or from participating in the offering of any penny stock;

(v)
such Person is subject to any order of the SEC entered within five years before the date hereof that, as of the date hereof, orders the person to cease and desist from committing or causing a violation or future violation of: (A) any scienter-based anti-fraud provision of the federal securities laws, including without limitation Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and 17 CFR 240.10b-5, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Advisers Act, or any other rule or regulation thereunder; or (B) Section 5 of the Securities Act;

(vi)
such Person is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii)
such Person has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within five years before the date hereof, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, as of the date hereof, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii)
such Person is subject to a United States Postal Service false representation order entered within five years before the date hereof, or is, as of the date hereof, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

“Employment Agreement” means, with respect to any Member, an employment agreement between such Member (or, in the case of any Vehicle Member, the related Designated Employee to whom such Vehicle Member relates) and the Managing Member or any of its Affiliates.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
“Fiscal Year” has the meaning set forth in Section 2.5.
“Fund” means Caddo Investors Holdings 1 LLC, a Delaware limited liability company, and, unless otherwise specified by the Managing Member, shall include all investment vehicles that invest in parallel with or serve as an alternate investment vehicle or co-investment vehicle for such fund.
“Fund Agreement” means the Amended and Restated Limited Liability Company Agreement of the Fund, dated as of July 6, 2018, as such agreement may be amended from time to time.

“Gross Asset Value” means, with respect to any property of the Company (other than money), such property’s adjusted basis for U.S. federal income tax purposes, except that (a) the Gross Asset Value of any such property contributed or deemed contributed to the Company shall be the gross fair market value of such property on the date of the contribution and (b) the Gross Asset Value of such property shall be adjusted to its Value (i) whenever such adjustment is required in order for allocations under this Agreement to have “economic effect” within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii) and (ii) if the Managing Member considers appropriate, whenever such adjustment is permitted under Treasury Regulations Section 1.704 1(b)(2)(ii).
“Income Tax Liability” means (a) the taxable income that has been allocated to any Member in respect of its shares of Carried Interest Proceeds, multiplied by (b) the combined U.S. federal, state and local income tax rates on such taxable income computed using the highest aggregate marginal tax rates (including applicable surcharges and alternative minimum, Medicare, employment and other taxes based on income and any other similar taxes, if any) applicable to individuals residing in New York, New York for the applicable taxable year(s) in which such taxable income was allocated to the Member taking into account any different tax rates applicable to different types of taxable income (e.g., long-term capital gain, recapture income, ordinary income), after giving effect to (i) the deductibility, if any, for U.S. federal and state tax purposes of state or local income taxes on such applicable income at the time of its recognition taking into account any limitations on such deductibility, including those imposed pursuant to Section 68 of the Code, and the effect of any alternative minimum tax, (ii) any loss limitations or other limitations on deductions imposed by the Code or the Treasury Regulations, and (iii) any carryforwards of prior losses allocated to such Member to the extent such losses can be utilized to offset such income.
“Individual Member” means a Member that is an individual and participates in the Carried Interest through its Interest, and where appropriate shall include any Vehicle Members related to such Individual Member.
“Interest” means the interest of a Member in the Company.
“Investment Expenses” has the meaning set forth in the Fund Agreement.
“Manager” has the meaning set forth in the Fund Agreement.
“Managing Member” means Medley Capital LLC, and any other Person that becomes a successor or an additional Managing Member of the Company, in such Person’s capacity as Managing Member of the Company, in each case as the context requires.
“Member Giveback” has the meaning set forth in Section 7.4.
“Members” means, collectively, the Managing Member and Non-Managing Members.
“Minimum Tax Distributions” means distributions received by the Company from the Fund pursuant to Section 6.2(e) of the Fund Agreement, if any.
“Net Profits” and “Net Losses” means, with respect to any Fiscal Year or other relevant period of calculation of the Company, any taxable income or taxable loss for such Fiscal Year or other period, as determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

(a)	any income that is exempt from U.S. federal income tax and not otherwise taken into account in computing Net Profits or Net Losses pursuant hereto shall be added to such taxable income or loss;

(b)
any expenditures described in Code Section 705(a)(2)(B) (or treated as expenditures described in Code Section 705(a)(2)(B) pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i)) and not otherwise taken into account in computing Net Profits or Net Losses pursuant hereto shall be subtracted from such taxable income or loss;

(c)
in the event the Gross Asset Value of any property is adjusted pursuant to the definition of “Gross Asset Value”, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property for purposes of computing Net Profits or Net Losses;

(d)
gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for U.S. federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

(e)
with respect to property the Gross Asset Value of which differs from its adjusted basis for United States federal income tax purposes, depreciation, amortization and cost recovery deductions with respect thereto shall be determined under Treasury Regulations Sections 1.704-1(b)(2)(iv)(g)(3) or 1.704-3(d) as determined by the Managing Member; and

(f)	any other provisions or items which are specifically allocated pursuant to Section 6.2(b) hereof shall not be taken into account in computing Net Profits or Net Losses.
“Non-Continuing Member” means an Individual Member who (or any Vehicle Member related to Designated Employee who) ceases to be an officer or employee of the Company or any of its Affiliates for any reason.
“Non-Managing Member” means, at any time, any Person who is at such times a Non-Managing Member of the Company and shown as such on the books and records of the Company, in its capacity as a Non-Managing Member of the Company.
“OFAC” has the meaning set forth in Section 12.3(b).
“Officers” has the meaning set forth in Section 3.2.
“Original Agreement” has the meaning set forth in the recitals hereto.
“Partnership Representative” has the meaning set forth in Section 8.1(c).
“Permitted Temporary Investments” has the meaning set forth in the Fund Agreement.
“Person” means any individual, partnership, limited partnership, limited liability company, trust, estate, corporation, custodian, nominee or any other individual or entity acting on its own or in any representative capacity.
“Prime Rate” means the rate of interest published from time to time in The Wall Street Journal, Eastern Edition (or any successor publication thereto), designated therein as the prime rate, or if not so published, the rate of interest publicly announced from time to time by any money center bank as its prime rate in effect at its principal office, as identified in writing by the Managing Member to the Members.
“Profits Interest” has the meaning set forth in Section 5.1(b).
“Proposed Guidance” has the meaning set forth in Section 8.1(f)(i).
“Safe Harbor” has the meaning set forth in Section 8.1(f)(i).
“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time.
“Threshold Amount” has the meaning set forth in Section 5.1(c).
“Transfer” means, any voluntary or involuntary transfer, sale, pledge, encumbrance, mortgage, assignment, hypothecation or other disposition and, as a verb, to voluntarily or involuntarily transfer, sell, pledge, encumber, mortgage, assign, hypothecate or otherwise dispose of.
“Treasury Regulations” means the regulations of the U.S. Treasury Department issued pursuant to the Code.
“Vehicle Member” means any partnership, limited partnership, limited liability company, trust or other vehicle or joint account that is or becomes a Member and through which an Individual Member or Person otherwise eligible to become an Individual Member holds an Interest in the Company.

Article LXXXI
Article LXXXIIGENERAL PROVISIONS
Section 1.Company; Name
.
The name of the Company is Medley Caddo Investors LLC. The Company’s business may be conducted under any other name or names deemed advisable by the Managing Member. The Managing Member shall give notice of any change of the name of the Company to each Non-Managing Member. All right, title and interest in and to the use of the name of the

Company and any abbreviation or variation thereof, including any name to which the name of the Company is changed, shall be the sole property of the Managing Member, and Non-Managing Members shall have no right, title or interest in or to the use of any such name.
Section 2.Offices
.
(a)The principal place of business and principal office of the Company shall be at 280 Park Avenue, 6th Floor East, New York, NY 10017, or such other place as the Managing Member may determine from time to time. The Managing Member shall give notice of any change of such address to each Non-Managing Member.
(b)The Company shall maintain a registered office in Delaware at, and the name and address of the Company’s registered agent in Delaware is, c/o The Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware, 19808, or such other registered office and/or registered agent as the Managing Member shall determine.
Section 3.Purpose and Powers of the Company
.
The Company is formed for the object and purpose of, and the nature of the business to be conducted and promoted by the Company is, (a) receiving Carried Interest Proceeds and being responsible for any related Clawback Obligations, as provided in the Fund Agreement and (b) doing everything necessary or desirable for the accomplishment of the above purpose or the furtherance of any of the powers herein set forth and doing every other act and thing incidental thereto or connected therewith. The Company shall have the power to do any and all acts determined by the Managing Member to be necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the purposes described herein.
Section 4.Liabilities of the Members Generally
.
(a)The rights and liabilities of the Members shall be as provided in the Delaware Act, except as herein otherwise provided (to the extent permitted by the Delaware Act).
(b)Except as expressly provided herein or as otherwise expressly provided under the Delaware Act, no Non-Managing Member shall participate in the management or control of the Company, nor shall any Non-Managing Member have the power to act for, sign for, bind or make a decision on behalf of, the Company in such capacity. No Non-Managing Member may hold itself out as a manager or managing member of the Company to third parties.
(c)Except as otherwise provided in this Agreement or the Delaware Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Non-Managing Member shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a member of the Company.
(d)Except as otherwise provided in this Agreement or the Delaware Act, the liability of each Non-Managing Member shall be limited to the amount of Company Capital Contributions required to be made by such Non-Managing Member in accordance with the provisions of this Agreement, but only when and to the extent the same shall become due pursuant to the provisions of this Agreement.
(e)Each Member agrees to take such actions as are in its power and control to cause the Company to be in compliance with its obligations under the Fund Agreement and not to take any action which would cause the Company to be in violation of the Fund Agreement. Nothing in this Section 2.4(e) shall require any Member other than the Managing Member to take any affirmative action to cause the Company to act.
Section 5.Fiscal Year
.
The fiscal year (the “Fiscal Year”) of the Company for financial statements and federal income tax purposes will end on December 31st of each year, except as otherwise required by Code Section 706; provided that upon the termination of the Company, “Fiscal Year” shall mean the period from the January 1st immediately preceding such termination to the date of such termination.
Section 6.Non-Managing Member Interests
.
(a)Subject to the terms of this Agreement, any Person may be admitted as a Non-Managing Member by the Managing Member in its discretion on such terms as the Managing Member may approve and specify in the books and records of the Company upon the execution by such Person of a counterpart of this Agreement, an Award Letter (or in the case of a Vehicle Member, the Designated Employee of such Vehicle Member). All Members shall be bound by all provisions of this Agreement.
(b)Subject to Section 5.1, upon admission of a new Non-Managing Member and issuance of a new Interest in connection therewith that includes a Carried Interest Percentage, the Carried Interest Percentage of the Managing Member shall be reduced.
(c)The books and records of the Company shall be amended upon the admission of a new Non-Managing Member and issuance of an Interest to reflect such issuance (including to reflect a Person’s admission as a Non-Managing Member of the Company, such Non-Managing Member’s Carried Interest Percentage, and any corresponding reductions of other Members’ Carried Interest Percentages).
(d)The Managing Member has the authority to create Interests of separate classes which shall have the rights, powers and duties as set forth herein, in an Award Letter or in an addendum to this Agreement. Without limitation of the foregoing, the terms of participation by any Individual Member may be varied by the Managing Member with the consent of such Individual Member through an Award Letter, an addendum to this Agreement or other instrument executed by the Managing Member and accepted by such Individual Member, without any action on the part of any other Member. Nothing in this Agreement shall obligate the Managing Member to treat all Non-Managing Members alike, and the exercise of any power or discretion by the Managing Member in the case of any one Non-Managing Member shall not create any obligation on the part of the Managing Member to take any similar action in the case of any other Non-Managing Member, it being understood that any power or discretion conferred upon the Managing Member shall be treated as having been so conferred upon the Managing Member as to each Non-Managing Member separately.
Section 7.No Benefits, Duties or Obligations to Creditors
.
The provisions of this Agreement are intended solely to benefit the Members and, to the fullest extent permitted by applicable law, shall not be construed as conferring any benefit upon any creditor of the Company other than the Members (and no such creditor of the Company other than the Members shall be a third-party beneficiary under this Agreement).

Article LXXXIII
Article LXXXIVMANAGEMENT AND OPERATIONS OF THE COMPANY
Section 1.Managing Member
.
(a)Except as otherwise specifically provided herein or otherwise expressly provided under the Delaware Act, the management of the Company shall be vested exclusively in the Managing Member, and Non-Managing Members shall have no part in the management or control of the Company and shall have no authority or right to act on behalf of the Company in connection with any matter.
(b)Subject to the terms of this Agreement, the Managing Member shall have the sole power and authority on behalf of and in the name of the Company to carry out any and all of the objects and purposes and to exercise any and all of the powers contemplated by Section 2.3 and to perform all acts which it may deem necessary or advisable in connection therewith. The Managing Member shall not take any action that would subject any Non-Managing Member to liability for the debts and obligations of the Company.
(c)The Members agree that all actions made or taken by the Managing Member in accordance with the terms of this Agreement on behalf of the Company shall bind the Company, the Members and their respective successors, assigns and personal representatives. Persons dealing with the Company are entitled to rely conclusively upon the power and authority of the Managing Member as herein set forth.
(d)In addition to powers, rights, privileges, duties and discretion delegated to the Officers pursuant to Section 3.2, the Managing Member may delegate to any Person or Persons, including any Person who is a Non-Managing Member, all or any of the powers, rights, privileges, duties and discretion vested in it pursuant to this Article III and such delegation may be made upon such terms and conditions as the Managing Member shall determine.
(e)Any Person to whom the Managing Member delegates any of its duties pursuant to this Section 3.1 or any other provision of this Agreement shall be subject to the same standard of care as the Managing Member, unless such Person and the Managing Member mutually agree to a different standard of care or right to indemnification to which such Person shall be subject.
(f)To the fullest extent permitted by applicable law, the Managing Member (or any Affiliate of the Managing Member) is hereby authorized to (i) purchase property from, sell property to, lend money or otherwise deal with any of its Affiliates, any Member, the Company or any Affiliates of any of the foregoing Persons, (ii) obtain services from any Member or any Affiliate of any Member and (iii) otherwise cause or permit the Company, its portfolio companies and Affiliates to enter into any such transaction.
Section 2.Officers
.
The Managing Member may, from time to time as it deems advisable, select natural persons who are employees or agents of the Managing Member, the Manager, the Company or their Affiliates and designate them as officers of the Company (the “Officers”) and assign titles (including, without limitation, Chief Executive Officer, President, Chief Financial Officer, Chief Compliance Officer, Vice President, Secretary and Treasurer) to any such person. Unless the Managing Member decides otherwise, if the title is one commonly used for officers of a business corporation formed under the Delaware General Corporation Law, the assignment of such title shall constitute the delegation to such person of the authorities and duties that are normally associated with that office. Any delegation pursuant to this Section 3.2 may be revoked at any time by the Managing Member. An Officer may be removed with or without cause by the Managing Member.

Section 3.Company Expenses
.
Expenses of the Company, including, without limitation, liabilities of the Company to Covered Persons under Article X hereof (including the expenses of the Managing Member related to its duties as the Partnership Representative, as applicable, of the Company), expenses of organizing and administering the Company, maintaining the books and records of the Company and preparing reports for Members (collectively, “Company Expenses”), shall be borne by the Company (to the extent not borne by the Fund) and discharged from any source deemed available by the Managing Member; provided that the Managing Member may bear such expenses on behalf of the Company and shall be entitled to reimbursement of any such expenses. Such expenses (including any amount required to be reimbursed to the Managing Member) shall be charged to each Member pro rata in accordance with each Member’s Carried Interest Percentage at the time such expenses are charged; provided that the Managing Member shall have authority to charge such expenses among Members on a different basis if such other basis is clearly more equitable; provided further that a Designated Employee or his or her related Vehicle Members shall bear any incremental administrative expenses of the Company and its Affiliates related to all of such Designated Employee’s Vehicle Members. The foregoing is not intended to affect the sharing and allocation of any expense related to a Clawback Obligation or other expenses charged generally to participants in the Carried Interest.

Article LXXXV
Article LXXXVICOMPANY CAPITAL CONTRIBUTIONS
Section 1.Company Capital Contributions
.
(a)Except as expressly provided in this Agreement or in the Delaware Act (including with respect to any Clawback Contribution), no Non-Managing Member shall be obligated hereby to make any Company Capital Contribution, and no Non-Managing Member shall be permitted to make any Company Capital Contribution without the consent of the Managing Member.
(b)The Managing Member may, in its discretion, excuse any Non-Managing Member from making all or a portion of any required Company Capital Contribution (including with respect to any Clawback Contribution). The Managing Member shall not be liable to any Non-Managing Member or the Company for permitting or requiring or failing to permit or require a Non-Managing Member to be excused from making all or a portion of any required Company Capital Contribution pursuant to this Section 4.1(b). Any Company Capital Contribution as to which a Non-Managing Member is excused shall not affect such Member’s obligation to make other Company Capital Contributions. If any Non-Managing Member is excused from making all or a portion of any required Company Capital Contribution pursuant to this Section 4.1(b), the Managing Member shall seek to procure funding in the amount that is excused from other sources (including other Members) as it determines in its discretion.
Section 2.Default in Company Capital Contributions
.
If, to the extent required by this Agreement, any Non-Managing Member shall fail to timely fund any required Company Capital Contribution or to pay any other amounts which from time to time may be owing by such Member to the Company, and such failure shall have continued for three (3) Business Days after notice from the Managing Member to such Member, one or more of the Members, in their discretion and with the approval of the Managing Member, may advance all or any portion of the amount in default on behalf of the defaulting Member. Any advance made under this Section 4.2 shall be payable by the defaulting Member on demand and shall bear interest at the rate determined by the Managing Member, and the repayment of such advance and the interest thereon shall be secured by a lien hereby granted on the defaulting Member’s Interest (with the Managing Member being hereby authorized and directed to apply the next distribution(s) payable by the Company to the defaulting Member to repay such advance and the accrued interest thereon). Without limitation of the foregoing, in the event of any Member default described in the first sentence of this Section 4.2, the Managing Member shall be authorized to take any action set forth in the Fund Agreement with respect to “Defaulting Members” (as defined therein), which shall be applied mutatis mutandis to such defaulting Member and its Interests, as the Managing Member from time to time determines in its discretion to be appropriate in light of the consequences or potential consequences to the Company or the Fund arising from the default.
Section 3.Rights of Members in Capital
.
(a)No Member shall be entitled to interest on any Company Capital Contributions.
(b)No Member shall have the right to distributions or the return of any portion of its Company Capital Contributions or Capital Account balance except (i) for distributions in accordance with Article VII and (ii) upon dissolution of the Company in accordance with Article XI. The entitlement to any such return at such time shall be limited to the amount specifically set forth in this Agreement and no Member shall be entitled to any payment on account of goodwill of the Company.
Section 4.Capital Accounts
.
(a)The Company shall maintain for each Member a separate Capital Account in accordance with this Section 4.4 and in accordance with the rules of Treasury Regulations Section 1.704-1(b)(2)(iv).

(b)Each Member’s Capital Account shall have an initial balance equal to the amount or fair market value of such Member’s initial Company Capital Contribution, if any.
(c)Each Member’s Capital Account shall be increased by the sum of:
(i)the amount of cash and the fair market value of any other property (net of liabilities that the Company is considered to assume or take subject to) constituting additional contributions by such Member to the capital of the Company, plus
(ii)the portion of any Net Profits and other income or gain items allocated to such Member’s Capital Account.
(d)Each Member’s Capital Account shall be reduced by the sum of:
(i)the amount of cash and the fair market value of any other property (net of liabilities that such Member is considered to assume or take subject to) distributed by the Company to such Member, plus
(ii)the portion of any Net Losses and other expense or deduction items allocated to such Member’s Capital Account.
(e)In determining the amount of any liability for purposes of Sections 4.4(c)(i) or 4.4(d)(i) hereof, there shall be taken into account Code Section 752 and other provisions of the Code and the Treasury Regulations.
(f)In the event all or a portion of an Interest in the Company is transferred in accordance with the terms of Article IX, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest, adjusted as required by the Treasury Regulations promulgated under Code Section 704(b).
(g)No Member shall be required to restore any negative balance in its Capital Account.
The foregoing provision and other provisions of this Agreement relating to maintenance of Capital Accounts are intended to comply with Code Section 704(b) and with the Treasury Regulations thereunder, and shall be interpreted and applied in a manner consistent with such statutory and regulatory provisions.

Article LXXXVII
Article LXXXVIIICARRIED INTEREST
Section 1.Participation in Carried Interest Proceeds
.
(a)Each Non-Managing Member’s Carried Interest Percentage, if any, in respect of the Fund shall be as set forth in such Non-Managing Member’s Award Letter; provided that each Non-Managing Member’s Carried Interest Percentage shall be subject to adjustment pursuant to Section 5.2. Except as otherwise set forth herein (including as set forth in Section 5.2 with respect to Non-Continuing Members), no Carried Interest Percentage of a Non-Managing Member shall be reduced without the consent of such Non-Managing Member. The Managing Member in its discretion shall have the authority to determine the Carried Interest Percentage of any new Non-Managing Member, and the Company’s books and records shall be updated from time to time as needed to reflect the Members’ Carried Interest Percentages. The Managing Member’s Carried Interest Percentage, if any, shall be equal to the remaining Carried Interest Percentage not allocated to the Non-Managing Members.
(b)The portion of each Member’s Interest attributable to his, her or its Carried Interest Percentages is issued in consideration of services to be rendered, and is intended to constitute a “profits interest” as that term is used in IRS Revenue Procedures 93-27 and 2001-43 (“Profits Interest”), and this Agreement shall be interpreted accordingly. To the extent IRS Revenue Procedures 93-27 and 2001-43 are superseded by temporary or final regulations (those referenced in IRS Notice 2005-43 or otherwise) or new IRS Notices or IRS Revenue Procedures, then the Managing Member is authorized to amend this Agreement to conform the immediately preceding sentence to the requirements of such new rules, and to make any elections, on behalf of each Member and the Company, permitted by such new rules. Each Member that receives a Profits Interest that is subject to a “substantial risk of forfeiture” within the meaning of Code Section 83 shall, if requested by the Managing Member, make an election pursuant to Code Section 83(b) with respect to such interest.
(c)Upon the admission of a new Non-Managing Member awarded a Carried Interest Percentage, or an increase in an existing Non-Managing Member’s Carried Interest Percentage after the date hereof pursuant to Schedule I, the Managing Member shall determine the fair market value of the Company’s direct and indirect assets (indirect to the extent the sale of the asset will result in gain or loss from the sale being allocated to the Members) to establish the amount of such value (the “Threshold Amount”) that must be distributed to the other Members before such Non-Managing Member participates in such value, in order for the portion of such Non-Managing Member’s Interest attributable to such new or increased Carried Interest Percentage to qualify as a Profits Interest. Such portion of such Non-Managing Member’s Interest shall be subject to such Threshold Amount, which will affect distributions to the Members as set forth in Section 7.1. The Managing Member may, in connection with the allocation of Carried Interest Percentages to Members, specify that the Carried Interest Percentage allocated to a Member represents the right to participate in only the Carried Interest Proceeds relating to (i) a portion of the gains represented by the Carried Interest (e.g., gains first made after such allocations, or gains in excess of the Threshold Amount) or (ii) any other category that the Managing Member uses to distinguish among different sources of Carried Interest Proceeds. Carried Interest Percentage allocations shall be made by the Managing Member in its discretion. Any Carried Interest Percentage not allocated to any Member, including, without limitation due to forfeiture pursuant to Section 5.2, shall automatically revert to the Managing Member.

Section 2.Reduction of Participation Upon Becoming a Non-Continuing Member
.
The Carried Interest Percentages of any Non-Managing Member that becomes a Non-Continuing Member shall be subject to adjustment in accordance with the principles set forth in Schedule I (or any other terms made specifically applicable to such Non-Managing Member through an Award Letter or other agreement between the Managing Member and such Non-Managing Member), and such Non-Managing Member’s right to participate in Carried Interest Proceeds shall be limited as set forth therein. For the avoidance of doubt, and notwithstanding the terms set forth in Schedule I, the Carried Interest Percentage of the Managing Member shall not be subject to vesting or reduction.

Article LXXXIX
Article XCallocations
Section 1.Allocation of Profits and Losses
.
(a)After giving effect to the special allocations set forth in Section 6.1(b) below, the Net Profits and Net Losses (or the respective items thereof) of the Company for each Fiscal Year or other relevant period of calculation, as determined by the Managing Member in accordance with the provisions hereof, shall be allocated among the Members in a manner such that, as of the end of such Fiscal Year or other relevant period and taking into account all prior allocations of Net Profits and Net Losses (and any items thereof) and all distributions made to the Members through such date, the Adjusted Capital Account Balance of each Member, immediately after making such allocation, is, as nearly as possible, equal (proportionately) to the distributions that would be made to such Member pursuant to Section 7.1 if the Company were dissolved, its affairs wound up and its assets sold for cash equal to their Gross Asset Values, all Company liabilities were satisfied (limited with respect to each nonrecourse liability to the Gross Asset Values of the assets securing such liability), and the net assets of the Company were distributed in accordance with Section 7.1 to the Members immediately after making such allocation; provided, that the Net Losses (or items thereof) allocated to a Member shall not exceed the maximum amount of losses that can be so allocated without causing such Member to have a negative Adjusted Capital Account Balance at the end of any Fiscal Year or other relevant period.
(b)(i)    Notwithstanding any other provision of this Agreement, (i) “partner nonrecourse deductions” (as defined in Treasury Regulations Section 1.704-2(i)), if any, of the Company shall be allocated to the Member that bears the economic risk of loss within the meaning of Treasury Regulations Section 1.704-2(i), and (ii) “nonrecourse deductions” (as defined in Treasury Regulations Section 1.704-2(b)) and “excess nonrecourse liabilities” (as defined in Treasury Regulations Section 1.752-3(a)(3)), if any, of the Company with respect to each period shall be allocated among the Members in accordance with their applicable Carried Interest Percentages.
(i)This Agreement shall be deemed to include “qualified income offset,” “minimum gain chargeback” and “partner nonrecourse debt minimum gain chargeback” provisions within the meaning of the Treasury Regulations under Code Section 704(b). Accordingly, notwithstanding any other provision of this Agreement, items of gross income shall be allocated to the Members on a priority basis to the extent and in the manner required by such provisions.
(ii)Notwithstanding any other provisions of this Agreement, no allocation of Net Losses or items of deduction or expense shall be made to any Member to the extent that the effect of such allocation would be to cause the Member to have a negative Adjusted Capital Account Balance.
(iii)To the extent that an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such section of the Treasury Regulations.
(c)In the event that any Member forfeits an Interest in the Company pursuant to the application of the principles referred to in Section 5.2, any balance in the Capital Account of such Member relating to such forfeited Interest (after accounting for any distributions to such Member) shall be reallocated to the Managing Member, unless otherwise determined by the Managing Member.
(d)Notwithstanding the foregoing, but after taking account of any items of income, gain, loss or deduction mandated under subsection (b) above, during the Fiscal Year in which an event occurs resulting in the liquidation of assets and eventual dissolution of the Company, items of income, gain, loss or deduction for such Fiscal Year and for each Fiscal Year thereafter shall be allocated among the Members in such a manner as will (i) eliminate any deficit balances in their Capital Accounts (allocated in proportion to, and to the extent of, such deficit balances), and (ii) then to cause each Member’s Capital Account balance to have a zero balance immediately upon the Members’ receipt of the last liquidating distribution from the Company.

(e)Notwithstanding anything to the contrary in this Section 6.1, the Managing Member may allocate items of income, gain, loss and deduction in such other manner as the Managing Member reasonably determines more appropriately reflects the Members’ interests in the Company.
Section 2.Tax Allocations
.
For U.S. federal, state and local income tax purposes, items of Company income, gain, loss, deduction and credit for each Fiscal Year shall be allocated to and among the Members in the same manner as the corresponding items of Net Profits and Net Losses and specially allocated items are allocated to them pursuant to Section 6.1, taking into account any variation between the adjusted tax basis and Gross Asset Value of the Company property in accordance with the principles of Section 704(c) of the Code. The Managing Member shall be authorized in its discretion to make appropriate adjustments to the allocations of items to comply with Section 704 of the Code or the applicable Treasury Regulations thereunder.

Article XCI
Article XCIIDISTRIBUTIONS
Section 1.Distributions
.
Distributions prior to dissolution shall be made in accordance with this Section 7.1, subject to the provisions of Section 7.2. Distributions on dissolution shall be made in accordance with Section 11.2(b).
(a)Carried Interest Proceeds. Distributions of Carried Interest Proceeds shall be made ratably to each Member based on each Member’s respective Carried Interest Percentages, as set forth in the books and records of the Company. For the avoidance of doubt, except as agreed with any Member, the right of a Member to participate in Carried Interest Proceeds shall not be affected following such Member’s Termination.
(b)Limitation on Distributions of Carried Interest Proceeds. For the avoidance of doubt, nothing herein shall require the Managing Member or the Company to make any distributions of Carried Interest Proceeds that would cause the aggregate amount of Carried Interest Proceeds distributed by the Company to exceed the aggregate amount of Carried Interest Proceeds received by the Company from the Fund (less any expenses paid from such Carried Interest Proceeds).
(c)Timing of Distributions. Subject to Section 7.2 and the remaining provisions of this Section 7.1, distributions of Carried Interest Proceeds shall be made at such times as the Managing Member determines in its discretion; provided that the Managing Member shall use commercially reasonable efforts to cause the Company to (i) distribute Carried Interest Proceeds (net of any amounts reserved in accordance with Section 7.2) to the Members reasonably promptly upon receipt, and no less frequently than on a quarterly basis, and (ii) distribute promptly in full to the Members any amounts received by the Company as Minimum Tax Distributions pro rata in accordance with each Member’s cumulative Income Tax Liability for the current and all prior Fiscal Years less all distributions to such Member of any Carried Interest Proceeds as reasonably determined by the Managing Member. Once any distribution of Minimum Tax Distributions or other distribution in respect of a Member’s Income Tax Liability has been made to a Member pursuant to this Section 7.1(c), any amounts otherwise distributable to such Member thereafter shall be reduced to the extent of any such amounts previously distributed to such Member pursuant to this Section 7.1(c).
(d)Distributions in Kind. Distributions to the Members hereunder shall be made in cash to the extent the relevant proceeds are received by the Company in cash. In the event the Company receives proceeds in the form of securities or other non-cash property (including in connection with an election by the Managing Member on behalf of the Company to receive all or any portion of such proceeds either in cash or in the form of securities or other non-cash property), then the Managing Member shall distribute such proceeds in the form received; provided that the Managing Member may determine in its discretion to retain for the account of the relevant Members (rather than distribute) any securities or other non-cash property received in kind by the Company that is not freely tradable. Unless otherwise determined by the Managing Member, any non-cash proceeds held by the Company for the account of any such Non-Managing Member shall be subject to a continuing election by such Non-Managing Member to cause a sale by the Company of such proceeds and the prompt distribution of the net cash proceeds of such sale to the Non-Managing Member. The expenses of any such sale of securities or other non-cash property shall be allocated to the Non-Managing Member for whose account the sale is effected. The Managing Member shall not in any event be liable to the Non-Managing Member for any failure to obtain best execution or best price in connection with such sale. For purposes of allocations made pursuant to Section 6.1, property to be distributed in kind shall be valued at the fair market value thereof by the Managing Member in its discretion on a date as near as reasonably practicable to the date of such distribution. For purposes of this Agreement, any Non-Managing Member on whose behalf the Company sells any securities or other non-cash property pursuant to this Section 7.1(d) shall be deemed to have received a distribution in the amount and at the time determined as if the in-kind distribution had in fact been made to such Non-Managing Member. Distributions of securities or other property may be subjected to such restrictions on transfer or other conditions as the Managing Member determines to be necessary or appropriate to comply with applicable securities laws or pre-existing contractual restrictions.

(e)Limitation on Distributions. Notwithstanding anything to the contrary in this Agreement, neither the Company nor the Managing Member on behalf of the Company may make a distribution to any Member if such distribution would violate the Fund Agreement, the Delaware Act or any other applicable law.
Section 2.Reserves; Withholding of Certain Amounts
.
(a)Subject to Section 3.3, the Managing Member shall have the discretion to withhold pro rata from all Members amounts otherwise distributable to such Members in order to provide a reserve for the liabilities or obligations of the Company (including, without limitation, any potential Clawback Obligation); provided that, solely with respect to a Non-Continuing Member, the Managing Member shall have the discretion to withhold on any basis it deems reasonable in order to provide a reserve for the liabilities or obligations of the Company (including, without limitation, any potential Clawback Obligation); provided, further, that, subject to the other provisions of this Article VII, promptly following the completion of the termination and winding up of the Fund, the Managing Member shall distribute to the relevant Members all assets of the Company after provision for, or discharge of, any Company obligations (not exceeding as to any Member such Member’s then positive Capital Account balance).
(b)The Managing Member may withhold, in its reasonable discretion, from any payment or distribution to any Member pursuant to this Agreement any amounts due from such Member to the Company or any Affiliate thereof to the extent not otherwise paid. The Managing Member may withhold from any distribution or payment to any Member any amounts required to be withheld under U.S. federal, state and local tax law and non-U.S. tax law and/or any amounts required to pay, or to reimburse (on a net after-tax basis) the Company or the other Members for the payment of, any Company Expenses, taxes and related expenses that the Managing Member in good faith determines to be properly attributable to such Member (including, without limitation, withholding taxes and interest, penalties, additions to tax and expenses described in Section 8.1(d) incurred in respect thereof). Each Member hereby expressly authorizes the Managing Member and its Affiliates, to the fullest extent permitted by applicable law, to withhold from any payment, distribution or other amount otherwise due to such Member (in any capacity) from the Company or any of its Affiliates, any amount due from such Member to the Company or any of its Affiliates to the extent not otherwise paid, any amounts required to be withheld under U.S. federal, state and local tax law and non-U.S. tax law and any amounts required to pay, or to reimburse (on a net after-tax basis) the Company or the other Members for the payment of, any Company Expenses, taxes and related expenses that the Managing Member in good faith determines to be properly attributable to such Member (including, without limitation, withholding taxes and interest, penalties, additions to tax and expenses described in Section 8.1(d) incurred in respect thereof). Any amounts so withheld and all amounts that the Managing Member determines in good faith to be properly attributable to any Member that are withheld or otherwise paid by any Person pursuant to the Code or any provision of any state, local or foreign tax law shall be treated as having been distributed or paid, as the case may be, to the applicable Member and shall be applied by the Managing Member to discharge the obligation in respect of which such amounts were withheld.
(c)The Managing Member shall give notice of any withholding under this Section 7.2 to each Member affected, specifying the basis therefor.
Section 3.Company Clawback
.
(a)In the event of any Clawback Obligation on the part of the Company, each Member (including a former Member) that received any distributions from the Company of Carried Interest Proceeds shall make a Clawback Contribution in cash to the Company if the Managing Member so demands upon no less than ten (10) Business Days’ notice in an amount (the “Clawback Repayment Amount”) determined as follows: The Clawback Repayment Amount of each Member as of such date shall equal the product of (i) the Clawback Obligation of the Company multiplied by (ii) such Member’s Carried Interest Percentage.
(b)Notwithstanding the foregoing provisions of Section 7.3(a), in no event shall a Member’s Clawback Contribution exceed such Member’s After Tax Carried Interest Proceeds.
(c)The amount paid by a Member pursuant to Section 7.3(a) shall be applied by the Company to satisfy the Clawback Obligation.
(d)The Managing Member shall maintain records of (i) each Member’s required Clawback Contributions, (ii) each Member’s interest in any securities or other property retained by the Company in connection with any in-kind distribution and (iii) any amounts that may be deducted from future distributions by the Company to a Member on account of any Clawback Contribution.
Section 4.Member Giveback
.
In the event of any recontribution of distributions required of all investors in the Fund pursuant to the terms of the Fund Agreement, including Section 11.2 thereof (a “Member Giveback”), each Member that has participated directly or indirectly in such distributions shall be required to participate in such required recontribution on a ratable basis, consistent with the intent of the relevant provisions of the Fund Agreement. Recontribution obligations shall, to the fullest extent permitted by applicable law, survive and remain in full force and effect and shall not be terminated by the fact that a Member has ceased to be a Member of the Company.
Section 5.Interpretive Authority of Managing Member
.
It is understood that the administration of the terms of this Agreement, including the determination of the amounts to be distributed and allocated to any Member and the amount of any Clawback Contribution or the participation in any Member Giveback required of any Member, is subject to interpretation. The Managing Member shall have the discretionary authority to determine all questions properly arising in the administration, interpretation and application of the terms of this Agreement, including the amounts to be allocated and distributed to Members under this Agreement and the amount of any required Clawback Contribution or contribution on account of a Member Giveback, and any such determination made in good faith shall be final and binding on all the Members.
Section 6.Giveback of Excess Distributions
.
If, as of any date, the aggregate distributions with respect to any Member exceed the amount to which such Member was entitled pursuant to the provisions of Article VII, such Member shall be obligated to return immediately such excess to the Company for re-distribution pursuant to Article VII.

Article XCIII
Article XCIVBOOKS AND RECORDS; REPORTS; CONFIDENTIALITY
Section 1.Records and Accounting; Partnership Representative
.
(a)Proper and complete records and books of account of the Company shall be maintained by the Managing Member at the Company’s principal place of business or at such other place as the Managing Member shall determine in accordance with applicable law. Subject to the provisions of Section 8.4(b), such books and records shall be available for inspection at reasonable times during business hours by each Non-Managing Member (other than any Non-Continuing Member) in accordance with Section 17-305 of the Delaware Act. The Company’s books of account shall be maintained in U.S. dollars in accordance with U.S. generally accepted accounting principles or on such other basis as the Managing Member shall reasonably determine.
(b)Each of the Members acknowledges and agrees that the Company is intended to be classified and treated as a partnership for U.S. federal income tax purposes, and the Members hereby agree to take any measures necessary (or, if applicable, refrain from any action) to ensure that the Company is treated as a partnership for U.S. federal income tax purposes under the Code and the relevant Treasury Regulations. Neither the Company nor the Managing Member on behalf of the Company shall (i) file any election pursuant to Treasury Regulations Section 301.7701-3(c) to be treated as an entity other than a partnership or (ii) elect, pursuant to Code Section 761(a), to be excluded from the provisions of subchapter K of the Code.
(c)The Managing Member (or its designee) shall act as, and shall have all the powers of, the “partnership representative” of the Company within the meaning of Section 6223(a) of the Code (as amended by Title XI of the Bipartisan Budget Act of 2015 (such Title XI, including the corresponding provisions of the Code and Treasury Regulations impacted thereby, and any corresponding provisions of state or local income tax law, as the same may be amended from time to time, the “2015 Act”)) and any similar provisions under any other state or local or non-U.S. laws (the “Partnership Representative”), and in each case, is directed and authorized to take whatever steps it, in his, her or its discretion deems necessary or desirable to perfect either such designation, including filing any forms or other documents with the Internal Revenue Service and taking such other actions as may from time to time be required under the Treasury Regulations. If any other Person that is not an individual is the Partnership Representative, the Company shall appoint a “designated individual” for each taxable year (as described in Treasury Regulation Section 301.6223-1(b)(3)(ii)) (a “Designated Individual”). The Company may require that, as a condition of an individual’s appointment as a Designated Individual, the Designated Individual shall agree that the Company (i) may cause the Designated Individual to resign and (ii) may cause the Designated Individual to appoint a successor named by the Company. Each Member hereby consents to each such designation and agrees that upon the request of the Partnership Representative, it will execute, certify, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to evidence its consent to each such designation. In addition, except as provided above in subsection (b), the Partnership Representative shall make such elections under the Code and other relevant tax laws as to the treatment of items of income, gain, loss, deduction and credit, and as to all other relevant matters, as it deems necessary or appropriate in a manner consistent with applicable law.
(d)In its capacity as the Partnership Representative, the Partnership Representative shall be entitled to make an election under Code Section 6226 (or any similar provision of state or local tax law) to pass through to the Members any deficiency or adjustment at the Company level, and the Members shall take such actions as requested by the Partnership Representative consistent with any such elections made and actions taken by the Partnership Representative. Each Member’s obligations to comply with the requirements of this Section 8.1(d) and Section 8.1(e) shall survive the Member’s ceasing to be a Member of the Company or the termination, dissolution, liquidation and winding up of the Company.

(e)Unless otherwise agreed in writing by the Managing Member, each Member hereby indemnifies and holds harmless the other Members against any taxes (including withholding taxes and taxes incurred by the Company or any subsidiary pursuant to Sections 6221-6235 of the 2015 Act) imposed upon the income of or allocations or distributions to such Member, as well as interest, penalties or additions to tax with respect thereto and additional losses, claims, damages or liabilities arising therefrom or incident thereto. To the extent the Company is required to pay or withhold any taxes with respect to any Member and there are no contemporaneous distributions being made to such Member from which the amount of such taxes may be withheld, the Member shall, notwithstanding any provision of this Agreement to the contrary, following notice from the Managing Member, promptly pay to the Company the amount of such taxes. Any amount not paid by a Member (or former Member) at the time requested by the Managing Member shall accrue interest at the Prime Rate plus five percent (5%) per annum, compounded quarterly, until paid, and such Member (or former Member) shall also be liable to the Company for any damages resulting from a delay in making such payment beyond the date such payment is requested by the Managing Member, and for this purpose the fact that the Company could have paid this amount with other funds shall not be taken into account in determining such damages. Such payment shall not be treated as a Company Capital Contribution and shall not otherwise affect the Member’s rights and obligations under this Agreement.
(f)Each Non-Managing Member, by executing this Agreement, agrees that:
(i)when and if Proposed Treasury Regulations Section 1.83-3(1) and the proposed revenue procedure contained in Notice 2005-43 (together, the “Proposed Guidance”) become effective, the Company is authorized and directed to, if there is no material economic or tax detriment, elect the safe harbor described therein, under which the fair market value of any interest in the Company that is transferred in connection with the performance of services shall be treated as being equal to the liquidation value of that interest (the “Safe Harbor”); and
(ii)while the election described in clause (i) remains effective, the Company and each of the Members (including any Person to whom an interest in the Company is transferred in connection with the performance of services) shall comply with all requirements of the Safe Harbor described in the Proposed Guidance with respect to all interests in the Company that are transferred in connection with the performance of services.
Section 2.Reports
.
The Managing Member agrees to make available to each Member (other than any Non-Continuing Member) the reports made available to investors in the Fund; provided that Non-Continuing Members shall only receive from the Company such information as is determined by the Managing Member to be necessary for the preparation and filing of such Non-Continuing Members’ income tax returns.
Section 3.Valuation
.
Any required determination of the value of any or all of the assets of the Company for purposes of this Agreement shall be made by the Managing Member in its discretion, and such determination, absent manifest error, shall be binding on the Company and each Member.
Section 4.Confidentiality
.
(a)Each Non-Managing Member acknowledges that the information relating to the terms of this Agreement and other information relating to the Company, the Members, the Manager, the Fund or any of their respective Affiliates is confidential and agrees to keep and retain in the strictest confidence all such information learned by the Non-Managing Member heretofore or hereafter, and not to disclose any such information to any third party, whether during or after the time he, she or it is a Non-Managing Member, except as is necessary for the proper purposes of the Company or the Fund (and provided that any such party to whom information has been disclosed shall have agreed to keep such information confidential in accordance with the terms of this Section 8.4(a)), and except (i) for disclosure required by court order, subpoena or other government process, (ii) any such information which is, or through no fault of any Non-Managing Member becomes, available to the public or (iii) any disclosure explicitly consented to by the Managing Member in its discretion. Notwithstanding the foregoing, a Non-Managing Member may disclose information relating to its Interest in the Company to such Non-Managing Member’s legal, tax or financial advisors on a confidential basis and to the extent necessary for the purposes of advising such Non-Managing Member; provided, that such Non-Managing Member shall remain responsible for any disclosure of such information by such Persons in violation of the provisions of this Section 8.4. For the avoidance of doubt, any investment performance information of the Company, the Manager, the Fund and any of their respective Affiliates belongs to such Person and each Member (including any Non-Continuing Member) agrees not to, and to cause such Person’s Affiliates not to, directly or indirectly use, rely on, disclose or make accessible any such investment performance information to any third party other than in furtherance of the business of the Manager or its Affiliates or otherwise use, market, promote or claim as his, her or its own any such investment performance information, without the prior written consent of the Managing Member, which consent may be withheld by the Managing Member in its discretion.
(b)Each Non-Managing Member, to the fullest extent permitted by law, waives, and covenants not to assert, any claim or entitlement whatsoever to gain access to any information relating to any other Non-Managing Member. The Managing Member may, to the maximum extent permitted by applicable law, keep any information confidential from any Non-Managing Member, for such period of time as the Managing Member determines in its discretion (including information requested by such Non-Managing Member pursuant to Section 8.1, but excluding any financial statements required to be furnished to Non-Managing Members pursuant to Section 8.2).
Article XCV
Article XCVITRANSFERS; CERTAIN WITHDRAWALS
Section 1.Transfer and Assignment of Company Interest
.
(a)Except as otherwise set forth in this Section 9.1, a Non-Managing Member may not, directly or indirectly, sell, exchange, transfer, assign, pledge or otherwise dispose of all or any part of any of such Non-Managing Member’s Interest (or solicit offers for any such sale or other disposition) without the consent of the Managing Member, which consent may be granted or withheld in its discretion (for any reason or no reason) and may be made subject to such conditions as the Managing Member deems appropriate; provided that the Managing Member shall not unreasonably withhold or delay its consent with respect to the proposed transfer by an Individual Member to a related Vehicle Member that has already been admitted to the Company. For the avoidance of doubt, the Manager Member may, directly or indirectly, sell, exchange, transfer, assign, pledge or otherwise dispose of all or any part of any of its Interest without the consent of the Non-Managing Members.
(b)Except as otherwise provided herein, the Managing Member shall in its discretion have the authority to admit any transferee of an Interest as a substituted Non-Managing Member. Any substituted Non-Managing Member must adhere to and agree to be bound by this Agreement prior to being admitted as a Member.
(c)Notwithstanding anything to the contrary contained herein, no Non-Managing Member shall directly or indirectly transfer any portion of such Non-Managing Member’s Interest if such transfer would reasonably be expected to (i) cause the Company to be treated as a “publicly traded partnership” within the meaning of Code Section 7704 or (ii) result in the creation of a potential REIT qualification problem under the ownership requirements in Code Section 856(a)(5) or 856(a)(6) or any other requirements of Code Sections 856-857 for any Subsidiary REIT.
(d)If any transfer of a Non-Managing Member’s Interest shall occur at any time other than the end of the Company’s Fiscal Year, the distributive shares of the various items of Company income, gain, loss, and expense as computed for tax purposes and the related distributions shall be allocated between the transferor and the transferee on a basis consistent with applicable requirements under Section 706 of the Code as determined by the Managing Member in its sole discretion.
Section 2.Vehicle Members
.
A Vehicle Member may, with the express consent of the Managing Member (but not otherwise), be admitted to the Company and hold an Interest in the Company for the benefit of a Person who would otherwise be eligible to be an Individual Member (the “Designated Employee”) or any of the Designated Employee’s immediate family members, heirs and legatees; provided that such Designated Employee shall retain all voting rights with respect to such Interest. A Vehicle Member may also hold two or more separate Interests, in which case such Interests shall be identified as separate Interests on the books and records of the Company, and separate sub-accounts shall be established in respect thereof, and the provisions of this Agreement shall be applied as if each such Interest were held by a separate Individual Member. The provisions of this Agreement shall be interpreted and applied to the extent necessary, as determined in good faith by the Managing Member, so as to have substantive application to the Vehicle Member as if the Vehicle Member were a full participant of an Interest held by the Designated Employee, including without limitation in the operation of Section 5.1 (Participation in Carried Interest Proceeds), Section 5.2 (Reduction of Participation Upon Becoming a Non-Continuing Member), Section 7.3 (Company Clawback) and Schedule I (Terms Applicable to Non-Continuing Members). The Designated Employee shall be deemed to have agreed to be jointly and severally liable with the Vehicle Member for the obligations of such Vehicle Member with respect to the Interest held by such Vehicle Member, and all obligations of such Designated Employee and such Vehicle Member (and all remedies for breach of such obligations) shall apply on a joint and several basis. If there are multiple Vehicle Members with respect to a Designated Employee, those Vehicle Members shall be deemed to have agreed to be jointly and severally liable with such Designated Employee for all obligations with respect to the Interests held by the Designated Employee and all of such Designated Employee’s Vehicle Members.

Article XCVII
Article XCVIIIEXCULPATION AND INDEMNIFICATION
Section 1.Liability, Limitation, Indemnification and Contribution
.
Notwithstanding anything to the contrary contained in this Agreement or otherwise applicable provision of law or equity, to the maximum extent permitted by the Delaware Act, a Covered Person shall owe no duties (including fiduciary duties) to the Company, to any Member or to any other Covered Person; provided, however that a Covered Person shall have the duty to act in accordance with the Delaware Act and the implied contractual covenant of good faith and fair dealing.
(a)To the maximum extent not prohibited by applicable law, the Company shall indemnify each Covered Person against any Claim, except to the extent that such Covered Person has been determined ultimately by a court of competent jurisdiction to have engaged in Disabling Conduct. Unless otherwise determined by the Managing Member in its discretion, the Company shall not indemnify any Non-Managing Member against any Claims that were directly and proximately caused by an internal dispute solely among such Member and one or more other Members that has not arisen as a result of a Claim or potential Claim by a third party. The Company may in the sole judgment of the Managing Member pay the expenses incurred by any such Person indemnifiable hereunder, as such expenses are incurred, in connection with any proceeding in advance of the final disposition. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that a Covered Person engaged in Disabling Conduct. The Company’s obligation, if any, to indemnify or advance expenses to any Covered Person is intended to be secondary to any such obligation of, and shall be reduced by any amount such Person may collect as indemnification or advancement from, the Fund or any portfolio company or subsidiary thereof.
(b)Notwithstanding anything to the contrary in this Agreement, the Company may, in the sole judgment of the Managing Member, pay any obligations or liabilities arising out of this Section 10.1 as a secondary indemnitor at any time prior to any primary indemnitor making any payments any such primary indemnitor owes, it being understood that any such payment by the Company shall not constitute a waiver of any right of contribution or subrogation to which the Company is entitled (including against any primary indemnitor) or relieve any other indemnitor from any indemnity obligations. Neither the Managing Member nor the Company shall be required to seek indemnification or contribution from any other sources with respect to any amounts paid by the Company in accordance with this Section 10.1, except to the extent set forth in Section 10.1(c).
(c)Before causing the Company to make payments pursuant to this Section 10.1 to any Covered Person entitled to seek indemnification hereunder, the Managing Member shall, on behalf of itself or such Covered Person, to the extent that the Managing Member reasonably believes that amounts are recoverable, first use commercially reasonable efforts to seek indemnification (i) from applicable third party insurance policies (if any) or (ii) based on applicable indemnification rights against the Fund and its portfolio companies; provided that the Managing Member may cause the Company to make indemnification payments under this Section 10.1 at any time if the Managing Member reasonably believes that such Covered Person will not receive timely indemnification on terms reasonably acceptable to such Covered Person from such other sources or if such indemnification is to pay the expenses incurred by such Covered Person in advance of the final disposition in accordance with this Section 10.1.
(d)The rights provided to any Covered Person by this Section 10.1 shall be enforceable against the Company only by such Covered Person.
(e)The indemnification and reimbursement of expenses provided by this Section 10.1 shall not be deemed exclusive of any other rights to which those seeking indemnification or reimbursement of expenses may be entitled under any other instrument or by reason of any other action or otherwise.
(f)The Managing Member is specifically authorized and empowered for and on behalf of the Company to enter into any agreement with any Covered Person, deed poll or other instrument that the Managing Member considers to be necessary or advisable to give full effect to the provisions of this Section 10.1.
Section 2.Survival of Rights
.
The provisions of this Article X shall continue to afford protection to each Covered Person regardless of whether such Covered Person remains in the position or capacity pursuant to which such Covered Person became entitled to indemnification under this Article X and regardless of any subsequent amendment to this Agreement, and no amendment to this Agreement shall reduce or restrict the extent to which these indemnification provisions apply to actions taken or omissions made prior to the date of such amendment. The provisions of Sections 7.3, 8.4 and 13.2(b) shall continue to apply to a Person who was formerly a Member, notwithstanding that such Person is no longer a Member.

Article XCIX
Article CDISSOLUTION AND WINDING UP
Section 1.Term
.
(a)The Company shall commence being wound up and dissolved in accordance with this Article XI, pursuant to the Delaware Act, upon such time as the Fund has completed its termination and winding up, unless sooner terminated by an order of the court pursuant to the Delaware Act.
(b)Except as provided in this Section 11.1, the death, resignation, expulsion, bankruptcy or dissolution of a Member shall not result in the dissolution of the Company.
Section 2.Winding Up
.
(a)Upon the completion of the termination and winding up of the Fund, the business of the Company shall be wound up in an orderly manner by the Managing Member.
(b)Subject to the Delaware Act, after all liabilities have been satisfied or duly provided for, the remaining assets shall be distributed to the Members in accordance with Article VII.
(c)A reasonable time period shall be allowed for the orderly winding up of the assets of the Company and the discharge of liabilities to creditors so as to enable the Managing Member to seek to minimize potential losses upon such winding up. The Company shall be dissolved when all of the assets of the Company shall have been distributed to the Members in accordance with this Section 11.2, and the Certificate shall have been canceled in the manner required by the Delaware Act.
Article CI
Article CIIREPRESENTATIONS AND WARRANTIES
Each Non-Managing Member hereby makes the following representations, warranties and covenants:
Section 1.Legal Capacity, etc.
Such Non-Managing Member has all requisite legal capacity to be a Non-Managing Member of the Company, to acquire and hold its Interest and to execute, deliver and comply with the terms of this Agreement. The execution and delivery by such Non-Managing Member (including pursuant to any power of attorney granted pursuant to an Award Letter or otherwise) of, and compliance by such Non-Managing Member with, this Agreement (or any such Award Letter or other agreement or instrument executed by such Non-Managing Member in connection with its participation in the Company) does not conflict with, or constitute a default under, any instruments governing such Non-Managing Member, any law, regulation or order, or any agreement to which such Non-Managing Member is a party or by which such Non-Managing Member is bound. This Agreement has been duly executed by such Non-Managing Member and constitutes a valid and legally binding agreement of such Non-Managing Member, enforceable against such Non-Managing Member in accordance with its terms.
Section 2.Investment Risks
.
Such Non-Managing Member has such knowledge and experience in financial, tax and business matters as to enable it to evaluate the merits and risks of an investment in the Company, and to make an informed investment decision with respect thereto, is able to bear the risks of an investment in the Company and understands the risks of, and other considerations relating to, a purchase of an Interest. Such Non-Managing Member has been furnished any materials it has requested relating to this Agreement, the investment made hereby and the Fund, including the Fund’s confidential private placement memorandum and all supplements thereto and the Fund Agreement, and has been afforded the opportunity to ask questions of the Managing Member and to obtain any additional information requested. Such Non-Managing Member understands the risks of an investment in the Company, and is not relying upon any other information, representation or warranty by the Company, the Managing Member or any of its agents in determining to invest in the Company other than as set forth herein. Such Non-Managing Member has consulted to the extent deemed appropriate by such Non-Managing Member with such Non-Managing Member’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Company and on that basis believes that an investment in the Company is suitable and appropriate for such Non-Managing Member.
Section 3.No Illegal Activity or Proscribed Persons
.
(a)The funds to be invested by such Non-Managing Member under this Agreement are not derived from illegal or illegitimate activities and do not otherwise contravene United States federal or state laws or regulations, including but not limited to anti-money laundering laws.
(b)None of such Non-Managing Member or any of its Affiliates is a country, territory, person or entity named on any list of proscribed persons maintained by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), nor is such Non-Managing Member or any of its Affiliates a person or entity with whom dealings are prohibited under any OFAC regulations.

Section 4.U.S. Tax Forms
.
Such Member has executed and provided the Company properly completed copies of IRS Form W-8 or W-9, as applicable, which are valid as of the date hereof, and will promptly provide any additional information or documentation requested by the Managing Member relating to tax matters; if any such information or documentation previously provided becomes incorrect or obsolete, such Member will promptly notify the Managing Member and provide applicable updated information and documentation.
Section 5.Securities Law Matters
.
(a)Such Non-Managing Member is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended. Such Non-Managing Member is investing for its own account for investment purposes only and not for the account of or with a view to distribution to any other Person. In addition, each Member (i) is a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act or (ii) is (or is a Vehicle Member of a Designated Employee who is) a “knowledgeable employee,” as defined in Rule 3c-5(a)(4) promulgated under the Investment Company Act, of the Manager because such Person is either or both of (x) a president, vice president in charge of a principal business unit, division or function, or other officer of the Manager who performs a policy-making function, or a director, trustee, general partner, or person serving in a similar capacity for the Manager or (y) an employee of the Manager (other than an employee performing solely clerical, secretarial or administrative functions with regard to such company or its investments) who, in connection with his or her regular functions or duties, participates in the investment activities of the Fund or any other fund managed by the Manager, and has been providing such functions or duties for or on behalf of the Manager, or substantially similar functions or duties for or on behalf of another company, for at least the past twelve (12) months.
(b)Such Non-Managing Member , and if such Non-Managing Member is not the sole beneficial owner (as defined under Rule 13d-3 of the Exchange Act) of its Interest, any such other beneficial owner, has not been subject to any Disqualifying Event that, assuming such Non-Managing Member is the beneficial owner of at least twenty percent (20%) of the Company’s outstanding voting equity securities, would either (i) require disclosure of such Disqualifying Event under the provisions of Rule 506(e) promulgated under the Securities Act in connection with the use of the Rule 506 exemption under the Securities Act for the offer and sale of the Interest or (ii) result in disqualification under Rule 506(d)(1) promulgated under the Securities Act of the Company’s use of such exemption for the offer and sale of the Interest. Each Non-Managing Member shall provide the Company and the Managing Member with prompt written notice if it or any such beneficial owner is subject to, or experiences, a Disqualifying Event.
(c)Such Non-Managing Member understands that the Interests have not been registered under the Securities Act, the securities laws of any state or the securities laws of any other jurisdiction, nor is such registration contemplated. Such Non-Managing Member understands and agrees further that Interests must be held indefinitely unless they are subsequently registered under the Securities Act and any appropriate state or other securities laws or an exemption from registration under the Securities Act and these laws covering the sale of Interests is available. Even if such an exemption is available, the assignability and transferability of Interests shall be governed by this Agreement, which prohibits transfer of Interests (economic or otherwise) without the written consent of the Managing Member, which may be withheld in its discretion.
Article CIII
Article CIVMISCELLANEOUS
Section 1.Termination
.
Unless otherwise set forth in a Non-Managing Member’s Award Letter, such Non-Managing Member may be terminated by the Managing Member in its discretion (for any reason or no reason) at any time, and such Non-Managing Member shall immediately become a Non-Continuing Member. Each Continuing Employee shall be subject to the terms and conditions of Section A5 of Schedule I during the term of his or her employment with, or service as an officer of, the Company or any of its Affiliates and for such additional period upon becoming a Non-Continuing Member as specified in Schedule I.
Section 2.Restrictive Covenants
.
Notwithstanding anything to the contrary contained in this Agreement, if any Member has (a) an Award Letter with the Company, the Managing Member, the Manager or any of their Affiliates that contains non-solicitation, non-competition or non-disparagement provisions and/or (b) an Employment Agreement with the Company, the Managing Member, the Manager or any of their Affiliates that contains non-solicitation, non-competition or non-disparagement provisions, in each case, such provisions shall supersede any applicable corresponding provisions of this Agreement with respect to such Member.

Section 3.Governing Law; Severability; Jurisdiction
.
This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. In particular, it shall be construed to the maximum extent possible to comply with all of the terms and conditions of the Delaware Act. If, nevertheless, it shall be determined by a court of competent jurisdiction that any provision or wording of this Agreement shall be invalid or unenforceable under the Delaware Act or other applicable law, such invalidity or unenforceability shall not invalidate the entire Agreement. This Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of the Delaware Act or any applicable law, and, in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions.
Section 4.Amendments
.
(a)Except as may be otherwise required by applicable law or as otherwise set forth herein, this Agreement may be amended, or provisions hereof waived, by the Managing Member in its discretion without the approval of any Member.
(b)Notwithstanding the provisions of Section 13.4(a), no purported amendment to this Agreement may, without the approval of the affected Member, (i) other than as set forth in this Agreement, adversely affect the entitlements of a Member disproportionately to its effect on the other Members without such Member’s consent, (ii) increase the liability of such Member beyond the liability of such Member expressly set forth in this Agreement or otherwise adversely modify or affect the limited liability of such Member, or (iii) change the method of allocations or distributions made under Article V, Article VI or Article VII in a manner adverse to such Member.
(c)Upon requisite approval of an amendment as described herein and without any further action or execution by any other Person, including any Member, (i) any amendment, restatement, modification or waiver of this Agreement may be implemented and reflected in a writing executed solely by the Managing Member, and (ii) each Member and any other party to or bound by this Agreement shall be deemed a party to and bound by such amendment, restatement, modification or waiver of this Agreement. The Managing Member shall give written notice of any amendment to this Agreement to all of the Members.
(d)Each Member agrees that if the Managing Member has not received, within such reasonable time period as may be specified by the Managing Member (which time period in any event shall not be fewer than twenty (20) days and any time period so specified shall be subject to extension in the discretion of the Managing Member) in any request to such Member for consent, waiver or approval (including any request under Section 13.4(b)) and after the Managing Member has sent a follow-up notice to such Member at least ten (10) days prior to the end of such time period so specified, any notice from such Member indicating its consent, approval or disapproval of any matter requested to be consented to or approved to by such Member, such Member shall, to the fullest extent permitted by law, be deemed for purposes of this Agreement to have indicated its approval or consent to such matter. Any request to a Member for consent, waiver or approval (and the relevant follow-up notice) shall contain a statement to the effect that if a Member fails to deliver a notice indicating its consent, approval or disapproval to such request, such Member shall be deemed to have indicated its consent or approval to the matter covered by such request as provided in this Section 13.4(d).
Section 5.Successors; Counterparts; Signatures
.
This Agreement (a) shall be binding as to the executors, administrators, estates, heirs and legal successors of the Members and (b) may be executed in several counterparts with the same effect as if the parties executing the several counterparts had all executed one counterpart. Any signature on the signature page of this Agreement may be an original or a facsimile or electronically transmitted signature.
Section 6.Interpretation
.
In the case of all terms used in this Agreement, the singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, as the context required. For the avoidance of doubt, any reference herein to an entity which has been the subject of a conversion shall be deemed to include reference to such entity’s successor, and any reference to any agreement shall be deemed to include any amendment, restatement or successor agreement.
Section 7.Power of Attorney
.
(a)Each Non-Managing Member does hereby (and shall by its execution of an Award Letter) constitute and appoint the Managing Member as its true and lawful representative, agent and attorney-in-fact, in its name, place and stead to make, execute, sign and file (i) any amendment to this Agreement which complies with the provisions of this Agreement (including any Award Letter which amends or varies the provisions hereof with respect to one or more Members), (ii) any documentation required in connection with the admission of a Person as a Member of the Company, (iii) any election authorized by Section 5.1, (iv) any documentation required in connection with the default of a Non-

Managing Member including, as applicable, a security agreement and any notices in connection therewith as contemplated by Section 4.2 and (v) all such other instruments, documents and certificates which, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid and subsisting existence and business of the Company as a limited liability company.
(b)The power of attorney granted hereby is irrevocable, is intended to secure an interest in property and shall (i) survive and not be affected by the subsequent death, disability or bankruptcy of the Non-Managing Member granting the same or the transfer of all or any portion of such Non-Managing Member’s Interest, and (ii) extend to such Non-Managing Member’s successors, assigns and legal representatives.
Section 8.No Decree of Dissolution
.
To the fullest extent permitted by applicable law, each Non-Managing Member covenants that, except with the consent of the Managing Member, it shall not apply for a decree of dissolution, file a bill for partnership or company accounting or seek the appointment by a court of a liquidator for the Company.
Section 9.Determinations of the Members; Non-Continuing Status
.
Unless otherwise specified in this Agreement, and notwithstanding any provisions of law or equity to the contrary, any determination, decision, consent, vote or judgment of, or exercise of discretion by, or action taken or omitted to be taken by, a Member (including, for the avoidance of doubt, the Managing Member) under this Agreement may be made, given, exercised, taken or omitted as such Member shall determine in its sole and absolute discretion, and in connection therewith with the foregoing, such Member shall be entitled to consider only such interests and factors as they deem appropriate, including their own interests. Notwithstanding anything to the contrary contained in this Agreement, the Interests of any Non-Continuing Member shall be solely economic, and any Non-Continuing Member shall have no rights hereunder other than such Non-Continuing Member’s rights, if any, to receive distributions or other payments pursuant to this Agreement. For the avoidance of doubt, a Non-Continuing Member shall not participate in any determination, decision, consent, vote or judgment of, or exercise of discretion by, or action taken or omitted to be taken by, the Members under this Agreement.
Section 10.Notices
.
All notices, requests and other communications to any party hereunder shall be in writing (including a facsimile, electronic mail, other electronic means or similar writing) and shall be given to such party at its address, electronic mail address or facsimile number set forth in a schedule filed with the records of the Company or such other address, electronic mail address or facsimile number as such party may hereafter specify for the purpose by notice to the Managing Member (if such party is a Non-Managing Member) or to all Non-Managing Members (if such party is the Managing Member). Each such notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified pursuant to this Section 13.10, (b) if given by electronic mail, when sent, (c) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified pursuant to this Section 13.10.
Section 11.Further Assurances
.
Each Member shall execute all such certificates and other documents and shall do all such filing, recording, publishing and other acts as the Managing Member deems appropriate to comply with the requirements of the Delaware Act for the operation of the Company and to comply with any applicable laws, rules and regulations relating to the acquisition, operation or holding of the property of the Company. Each Non-Managing Member shall procure a written consent in the form attached hereto as Exhibit A from such Non-Managing Member’s spouse (if any) (a) acknowledging, among other things, the transfer restrictions set forth herein and (b) agreeing to grant such Non-Managing Member and the Company the right to compulsorily withdraw, transfer or otherwise repurchase any Interest received by such spouse in any divorce or marital settlement proceeding.
Section 12.Entire Agreement
.
This Agreement, together with any Award Letter executed by the Company and one or more Non-Managing Members modifying or supplementing the terms of this Agreement with respect to one or more such Non-Managing Members, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior agreement or understanding with respect to the subject matter hereof. The parties hereto acknowledge that, notwithstanding anything to the contrary contained in this Agreement (including Section 13.4), (a) the Managing Member, on its own behalf or on behalf of the

Company and (b) the Manager or any of its Affiliates, without any act, consent or approval of any other Member, may enter into an Award Letter or an Employment Agreement, in each case, which has the effect of establishing rights under, or altering or supplementing the terms of, this Agreement. The parties agree that (i) any rights established, or any terms of this Agreement altered or supplemented, in an Award Letter to or with a Member shall govern with respect to such Member notwithstanding any other provision of this Agreement and (ii) subject to Section 13.2, any rights established, or any terms of this Agreement altered or supplemented, in an Employment Agreement to or with a Member shall be superseded by the terms of this Agreement with respect to such Member. The other Members shall have no recourse against the Company, any Member or any of their respective Affiliates in the event that certain Members receive additional or different rights or terms as a result of such Award Letters or Employment Agreements.
[The remainder of this page is intentionally left blank.]

[Signature Page to A&R LLC Agreement of Medley Caddo Investors LLC]

[Signature Page to A&R LLC Agreement of Medley Caddo Investors LLC]

IN WITNESS WHEREOF, the undersigned have duly executed and unconditionally delivered this Agreement as of the day and year first above written.
Managing Member:
MEDLEY CAPITAL LLC

By:
Title:

Non-Managing Members:

[_______________]

S.I-2
103034577.5

SCHEDULE I

Terms Applicable to Non-Continuing Members

This Schedule I to the Amended and Restated Limited Liability Company Agreement of Medley Caddo Investors LLC (as amended from time to time, the “Agreement”), which is an integral part of the Agreement, sets out the terms applicable to the participation of a Non-Managing Member that has become a Non-Continuing Member. The terms of this Schedule I will apply to any Non-Managing Member absent any modification in any Award Letter or other instrument adopted by the Managing Member in accordance with the Agreement.

A1.    Reduction of Carried Interest Percentages.
(a)    The following provisions shall apply in the event a Non-Managing Member becomes a Non-Continuing Member:
(i)    If such Member becomes a Non-Continuing Member following the occurrence of a Cause (as defined below) event with respect to such Member (or any Designated Employee to which a Vehicle Member that is a Non-Managing Member relates), the Carried Interest Percentages of such Member shall be reduced to zero and such Member shall have no right to receive any further distributions from the Company. For the avoidance of doubt, such Member shall forfeit any amounts in such Member’s Capital Account in respect of such Member’s Carried Interest.
(ii)    If such Member becomes a Non-Continuing Member due to any reason other than a Cause event with respect to such Member (or any Designated Employee to which a Vehicle Member that is a Non-Managing Member relates), the Carried Interest Percentages of such Member shall not be subject to any reduction hereunder.
(iii)    Notwithstanding Section A1(a)(ii), if, after a Member (or any Designated Employee to which a Vehicle Member that is a Member relates) becomes a Non-Continuing Member, the Managing Member determines (in its discretion) that such Non-Continuing Member could have been terminated for Cause, the Carried Interest Percentages of such Member shall immediately be reduced to zero and such Member shall have no right to receive any further distributions from the Company.
(iv)    As used herein, “Cause” means, as to any Non-Managing Member (or any Designated Employee to which a Vehicle Member that is a Non-Managing Member relates), (A) such Non-Managing Member’s fraud or embezzlement, (B) such Non-Managing Member’s conviction for, or the entering of a plea of guilty or nolo contendere to, a financial crime that constitutes a felony (or any state-law equivalent) or that involves moral turpitude, (C) such Non-Managing Member’s conviction for any other criminal act that has a material adverse effect on the property, operations, business or reputation of the Company or any of its Affiliates and (D) any other conduct of such Non-Managing Member which would be treated as “cause” under any

Employment Agreement or unitholder agreement between such Non-Managing Member and the Managing Member or its Affiliates.
(c)    Authority of Managing Member. The Managing Member may, in its discretion, reduce all or any Carried Interest Percentage of any Non-Continuing Member by a lesser amount than that which would apply under the foregoing principles.
(d)    Reallocation of Carried Interest Percentages. Any reduction in the Carried Interest Percentages of a Non-Continuing Member shall be reallocated to the Managing Member, unless otherwise determined by the Managing Member.
A2.    Adjustment of Carried Interest Percentages. Unless otherwise determined by the Managing Member, the Company Capital Contribution obligations (other than any Clawback Obligations), if any, of any Member whose Carried Interest Percentages have increased as a result of the reduction of the Carried Interest Percentages of any Non-Continuing Member shall be increased by the amount of the reduction in such Non-Continuing Member’s Company Capital Contribution obligations, if any, pursuant to this Schedule I, in the same proportions as such Carried Interest Percentages were increased.

4

EXHIBIT A
SPOUSAL CONSENT

I acknowledge that I have read that certain Amended and Restated Limited Liability Company Agreement, dated as of November [__], 2018 of Medley Caddo Investors LLC (as amended, the “LLC Agreement”) to which my spouse (or his or her Vehicle Member (as defined in the LLC Agreement)) has agreed to become a party, and that I understand its contents. I am aware that the LLC Agreement imposes certain obligations upon my spouse (and/or his or her Vehicle Member), including, without limitation, restrictions on the transfer of my spouse’s Interest (as defined in the LLC Agreement). I hereby agree that I have no rights to become a Member and no rights to any Interest, the transfer of which is restricted under the LLC Agreement or, vis-à-vis the Company or any Member (other than my spouse), to any proceeds therefrom, and I agree that the foregoing is binding upon any community property interest or marital settlement awards I may now or hereafter own or receive and regardless of any termination of my marital relationship with a Member or Designated Employee (as defined in the LLC Agreement) for any reason. For the avoidance of doubt, I acknowledge and agree that the intent of this Spousal Consent is not to operate as a waiver of claims against my spouse, but to insulate the Company from the effect of any such claims as a condition to the grant of rights to my spouse hereunder. I hereby grant Medley Caddo Investors LLC the right to compulsorily withdraw, transfer or otherwise repurchase any Interest or portion thereof I receive upon any community property interest or marital settlement awards.

Dated as of __________, 20__
_______________________________
Signature of Spouse
_______________________________
Name

EXHIBIT E

Medley Capital LLC
280 Park Avenue, 6th Floor East
New York, NY 10017

November [__], 2018

[Name of recipient]
[Address]

Re: [Insert LLC name]

Dear [Name]:
Subject to your execution of this letter agreement, which shall be considered an “Award Letter” for purposes of the Company Agreement (as defined below) (this “Award Letter”), Medley Capital LLC, a Delaware limited liability company (the “Managing Member”), is pleased to confirm your admission to [Insert LLC name] (the “Company”) as a Member as of November [__], 2018.
You agree to become a Non-Managing Member as defined in and subject to all the terms of the Amended and Restated Limited Liability Company Agreement of the Company, dated as of November [__], 2018, a copy of which has been provided to you (as the same may be further amended from time to time, the “Company Agreement”). Each capitalized term used and not otherwise defined herein shall have the meaning ascribed to it in the Company Agreement.
For purposes of Section 2.6 of the Company Agreement, pursuant to this Award Letter, you are awarded a Carried Interest Percentage of [ ] and [ ]-tenths percent (__._%).
[Signature page immediately follows.]

CHI:3027556.3

If you have any questions, please contact John Fredericks (email john.fredericks@mdly.com or telephone (415) 321-3180). Otherwise, please sign a copy of this Award Letter in the space indicated below and return it to John Fredericks.

Sincerely,
Medley Capital LLC, in its capacity as managing member of the Company

By:
Name:
Title:

MEMBER:
The undersigned accepts and agrees to the foregoing, and
hereby accedes to, and agrees to be bound by, the terms
of the Company Agreement as a Non-Managing Member:

[Name of recipient]

EXHIBIT F

Carried Interest Percentages Awarded

Employee Name or ID	Medley RealD Investors LLC	Medley Avantor Investors LLC	Medley Cloverleaf Investors LLC	Medley Caddo Investors LLC
Employee ID 172	30.7%	30.7%	30.7%	30.7%
Christopher Taube (related party)	9.8%	7.7%	9.3%	8.2%
Richard T. Allorto, Jr. (named executive)	5.9%	4.6%	5.6%	4.9%
John D. Fredericks (named executive)	5.9%	4.6%	5.6%	4.9%
Employee ID 804	5.9%	4.6%	5.6%	4.9%
Brook Taube (named executive)	3.9%	3.1%	3.7%	3.3%
Seth Taube (named executive)	3.9%	3.1%	3.7%	3.3%
Jeffrey Tonkel (named executive)	3.9%	3.1%	3.7%	3.3%
Employee ID 157	0.0%	8.7%	0.0%	0.0%
Employee ID 216	0.0%	0.0%	2.2%	2.2%
Employee ID 167	0.0%	0.0%	0.0%	2.2%
Employee ID 196	0.0%	0.0%	0.0%	2.2%
TOTAL:	69.9%	70.2%	70.1%	70.1%